UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.     )
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

HUNTSMAN CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-12

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION—MARCH 10, 2023
AN INVITATION FROM OUR CHAIRMAN
DEAR FELLOW STOCKHOLDER:
We are pleased to invite you to attend the 2023 Annual Meeting of Stockholders of Huntsman Corporation (the “Company”), which will be held virtually on Friday, April 21, 2023, at 9:00 a.m. Central Time.
At this year’s Annual Meeting, we will consider the matters described in this Proxy Statement. It is important that you take part in the affairs of our Company by voting on the business to come before the stockholders at the Annual Meeting.
The 2023 Annual Meeting will be held in virtual format through a live webcast. Stockholders will be able to attend, vote their shares, and submit questions by visiting www.virtualshareholdermeeting.com/HUN2023. You will not be able to attend the Annual Meeting physically.
PLEASE VOTE AS SOON AS POSSIBLE
This Proxy Statement contains important information and you should read it carefully. Whether or not you plan to participate in the virtual Annual Meeting, we ask that you vote as soon as possible to ensure that your voice is heard. You may vote by proxy via the Internet or telephone, or if you received paper copies of the proxy materials through the mail, you may also vote via mail by following the instructions on the proxy card or voting instruction card or the information forwarded by your broker, bank or other holder of record. For detailed information regarding voting instructions, please refer to the accompanying Proxy Statement.

Sincerely,

PETER R. HUNTSMAN Chairman of the Board, President and Chief Executive Officer

HUNTSMAN 2023 PROXY

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION—MARCH 10, 2023
HUNTSMAN CORPORATION NOTICE OF 2023 ANNUAL MEETING OF STOCKHOLDERS
Friday, April 21, 2023, 9:00 a.m. (Central Time) Virtual Meeting Site: www.virtualshareholdermeeting.com/HUN2023
TO THE STOCKHOLDERS OF HUNTSMAN CORPORATION:
We are holding the 2023 Annual Meeting of Stockholders (including any postponements, adjournments or continuations thereof, the “Annual Meeting”) for the following purposes:
1.
To elect as directors 10 nominees to serve until the 2024 Annual Meeting of Stockholders or her/his earlier resignation, removal or death.

2.
To approve, on a non-binding advisory basis, the compensation of our named executive officers, or “NEOs.”

3.
To approve, on a non-binding advisory basis, the preferred frequency of future advisory votes on the compensation of our NEOs

4.
To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2023.

5.
To approve the Company’s Second Amended and Restated Certificate of Incorporation reflecting, among other things, new Delaware law provisions regarding officer exculpation.

6.
If properly presented at the Annual Meeting, to vote on a proposal submitted by a stockholder regarding shareholder ratification of excessive termination pay.

7.
To transact such other business as may properly come before the Annual Meeting in accordance with our Bylaws.

The accompanying Proxy Statement provides detailed information about the matters to be considered at the Annual Meeting.
To join the live webcast, attend and participate in the virtual Annual Meeting, you will need your 16-digit control number included on your proxy card or voting instruction form. For further information on how to attend and participate in the virtual Annual Meeting, please see “Additional Details Regarding the Annual Meeting” on page 7 of the Proxy Statement.
Regardless of whether you plan to attend the Annual Meeting, we hope you read the accompanying Proxy Statement and vote as soon as possible so that your voice is heard. This Notice of 2023 Annual Meeting of Stockholders, the Annual Report on Form 10-K for the year ended December 31, 2022, and the attached Proxy Statement and form of proxy card are first being sent to stockholders of record as of February 27, 2023, on or about March   , 2023.
We urge you to vote TODAY by following the instructions on the proxy card to vote on the Internet, by telephone or by completing, signing, dating and returning the proxy card in the enclosed, postage pre-paid envelope. Returning a proxy does not deprive you of your right to attend the Annual Meeting and to vote your shares at the Annual Meeting. If you are the beneficial but not record owner of your shares (that is, you hold your shares in “street name” through an intermediary such as a broker), you will receive instructions from your broker as to how to vote your shares.
THE BOARD RECOMMENDS VOTING “FOR ALL” OF THE BOARD’S NOMINEES ON PROPOSAL 1, “FOR” PROPOSAL 2, “1 YEAR” on PROPOSAL 3, “FOR” PROPOSALS 4 AND 5, AND “AGAINST” PROPOSAL 6 USING THE ENCLOSED
PROXY CARD.
By Order of the Board of Directors,
David M. Stryker
Secretary
The Woodlands, Texas
March   , 2023
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held April 21, 2023: The Notice of 2023 Annual Meeting and Proxy Statement and the 2022 Form 10-K are available free of charge at www.proxyvote.com.

HUNTSMAN 2023 PROXY

PARTICIPATE IN OUR FUTURE, VOTE NOW
Your vote is important to us and allows you to participate in the future of our Company.
Please cast your vote as soon as possible on the items listed below to ensure that your shares are represented and your voice is heard.
PROPOSALS REQUIRING YOUR VOTE
		Board Recommendation	Votes Required for Approval	Unvoted Shares(1)	Abstentions
PROPOSAL 1	Election of Directors	FOR ALL of the nominees	Majority of votes cast	Do not count	Will have no effect on the outcome
PROPOSAL 2	Non-Binding Advisory Vote on Named Executive Officer Compensation	FOR	Majority of shares present (in person or represented by proxy) and entitled to vote on the matter	Do not count	Count as a vote against
PROPOSAL 3(2)	Non-Binding Advisory Vote on Preferred Frequency of Compensation Votes	1 YEAR	Majority of shares present (in person or represented by proxy) and entitled to vote on the matter	Do not count	Count as a vote against
PROPOSAL 4	Ratification of Independent Registered Public Accounting Firm	FOR	Majority of shares present (in person or represented by proxy) and entitled to vote on the matter	Discretionary voting allowed	Count as a vote against
PROPOSAL 5	Approve the Second Amended and Restated Certificate of Incorporation	FOR	Majority of shares issued and outstanding	Do not count	Count as a vote against
PROPOSAL 6(3)	Stockholder Proposal Regarding Shareholder Ratification of Excessive Termination Pay	AGAINST	Majority of shares present (in person or represented by proxy) and entitled to vote on the matter	Do not count	Count as a vote against

(1)
Based on New York Stock Exchange rules, if your shares are held through a broker, bank or other nominee, they do not have discretion to vote on your behalf on non-routine matters if you do not provide voting instructions.

(2)
Because this proposal has three possible substantive responses (1 year, 2 years or 3 years), if none of the frequency alternatives receives the vote of the holders of a majority of the shares present, then we will consider stockholders to have approved the frequency selected by holders of a plurality of the shares present.

(3)
If properly presented by the stockholder proponent at the Annual Meeting.

VOTING OPTIONS
Even if you plan to attend and participate in our virtual Annual Meeting, please read this Proxy Statement with care, and vote by proxy to make sure your shares are represented at the Annual Meeting. In all cases, have your proxy card in hand and simply follow the instructions set forth on the enclosed proxy card.
VISIT THE PROXY WEBSITE
Visit the proxy website: www.proxyvote.com
•
Review and download easy to read, interactive versions of our Proxy Statement and 2022 Form 10-K

•
Sign up for future electronic delivery to reduce costs

HUNTSMAN 2023 PROXY

PROXY STATEMENT TABLE OF CONTENTS

HUNTSMAN 2023 PROXY

HUNTSMAN CORPORATION: PROXY STATEMENT SUMMARY

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION—MARCH 10, 2023
HUNTSMAN PROXY STATEMENT SUMMARY
To assist you in reviewing the proposals to be voted upon at the 2023 Annual Meeting of Stockholders, including any postponements, adjournments or continuations thereof, (the “Annual Meeting”) of Huntsman Corporation (“Huntsman” or the “Company”), this summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all the information you should consider. You should read the entire Proxy Statement carefully before voting.
The 2022 Annual Report on Form 10-K for the year ended December 31, 2022 (“2022 Form 10-K”), the Notice of Annual Meeting, this Proxy Statement and the accompanying form of proxy card are first being sent to stockholders of record as of February 27, 2023, on or about March   , 2023.
For further information on how to attend and participate in the virtual Annual Meeting, please see “Additional Details Regarding the Annual Meeting” on page 7 of the Proxy Statement.
ANNUAL MEETING DETAILS
Date and Time	Virtual Meeting Site
9:00 a.m. Central Time, on April 21, 2023	www.virtualshareholdermeeting.com/HUN2023

Record Date	Common Stock Outstanding as of the Record Date
February 27, 2023	183,673,139
MEETING AGENDA AND VOTING RECOMMENDATIONS
Proposal	Board Recommendation
1. Election of 10 nominees to serve as directors until the 2024 Annual Meeting of Stockholders or her/his earlier resignation, removal or death	FOR ALL nominees
2. Advisory vote to approve named executive officer compensation	FOR
3. Advisory vote to approve the preferred frequency of future advisory votes on executive officer compensation	1 YEAR
4. Ratification of appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2023	FOR
5. Approve the Second Amended and Restated Certificate of Incorporation to Reflect New Delaware Law Provisions Regarding Officer Exculpation	FOR
6. If properly presented at the Annual Meeting, a stockholder proposal regarding shareholder ratification of excessive termination pay	AGAINST
2022 MILESTONES AND PERFORMANCE HIGHLIGHTS
In 2022, we continued to strengthen the Company by making strategic investments and shareholder-friendly governance enhancements while also returning a substantial amount of capital to our stockholders:
We invested in our core business, while also stream-lining operations and our shared service platform:
•
Completed our $180 million splitter investment in Geismar, Louisiana, enabling production of more high value, differentiated grades of methylene diphenyl diisocyanate (MDI) for key customer applications.

•
Progressed announced expansions of the product portfolio of our Performance Products business, including catalysts for polyurethane insulation, carbonates for lithium-ion electric vehicle batteries, and high value performance amines used in the semiconductor industry.

•
Announced and closed in February 2023 the divestment of our Textile Effects business to Archroma, a portfolio company of SK Capital, for approximately $593 million and pension liabilities, further simplifying our overall portfolio.

1	HUNTSMAN 2023 PROXY

HUNTSMAN CORPORATION: PROXY STATEMENT SUMMARY

•
Expanded our global cost optimization and synergy programs (the “Optimization Program”) to target a total annualized run-rate of $280 million in savings by the end of 2023, of which we have already achieved an annualized run-rate of approximately $190 million.

We made meaningful enhancements to our governance structures and advanced our sustainability achievements:
•
Refreshed Board and committee leadership with the appointment of Cynthia Egan as Non-Executive Vice Chair, Lead Independent Director, and Chair of the Board’s Nominating and Corporate Governance Committee, Sonia Dulá as Chair of the Compensation Committee, and Jeanne McGovern as Chair of the Audit Committee

•
Added broad-based, sitting or just-retired chief executive and chief financial officer experience in highly relevant industries or strategic markets to the Board by appointing Curtis Espeland, former CFO of Eastman Chemical, José Muñoz, Chief Operating Officer of Hyundai, and David Sewell, CEO of Westrock.

•
Published our 2021 corporate sustainability report titled “Brightening the Horizon: Enabling Sustainability,” which featured Task Force on Climate-related Financial Disclosures (TCFD) for the first time, further improvements in the quality of our other sustainability-related disclosures, and a Limited assurance by a third party auditor for our operational greenhouse gas (GHG) emissions (Scope 1 and Scope 2) and water consumption.

•
Announced a new $1.2 billion senior unsecured, sustainability-linked revolving credit facility.

•
Awarded approximately $125 million by a New Orleans jury against Praxair/Linde after a long-running court battle.

We enhanced shareholder return by leveraging our strong balance and cash flow to increase our dividend and repurchase more than a billion dollars-worth of our stock:
•
Increased our quarterly dividend by 13% in February 2022 and distributed approximately $171 million in dividends in 2022.

•
Repurchased approximately 32 million shares for approximately $1 billion over the course of the 2022 year.

•
Announced a doubling of our share repurchase program in March 2022 from $1 billion to $2 billion with approximately $900 million remaining of the authorization as of January 2023.

BOARD’S DIRECTOR NOMINEES (PROPOSAL 1)
WE ASK THAT YOU VOTE “FOR ALL” OF OUR DIRECTOR NOMINEES

The following table provides summary information about each of the Board’s director nominees. Please see “Proposal 1—Director Nominees.” Please also read our “Part 2—Board of Directors” section beginning on page 13 for more information regarding our director nominees. We ask you to vote “FOR ALL” of our director nominees using the enclosed proxy card.”

Nominee	Age	Director Since	Principal Occupation	Independent	Committees
Peter R. Huntsman	60	2005	Chairman of the Board, President and Chief Executive Officer of Huntsman Corporation (our “CEO”)		N/A
Mary C. Beckerle	68	2011	Chief Executive Officer of University of Utah Huntsman Cancer Institute		Governance, Sustainability
Sonia Dulá	62	2020	Former Vice Chairman of Bank of America, Latin America		Compensation (Chair), Audit
Cynthia L. Egan	67	2020	Former President of Retirement Plan Services of T. Rowe Price Group and Non-Executive Vice Chair and Lead Independent Director of Huntsman Corporation		Governance (Chair)
Curtis E. Espeland	58	2022	Former Executive Vice President of Eastman Chemical Company		Audit, Compensation

2	HUNTSMAN 2023 PROXY

HUNTSMAN CORPORATION: PROXY STATEMENT SUMMARY

Nominee	Age	Director Since	Principal Occupation	Independent	Committees
Daniele Ferrari	61	2018	Senior Advisor at SK Capital Partners		Governance, Sustainability
José Muñoz	57	2022	Global Chief Operating Officer of Hyundai Motor Company		Compensation, Sustainability
Jeanne McGovern	64	2021	Retired Partner, Deloitte & Touche LLP		Audit (Chair), Governance
David B. Sewell	54	2022	Chief Executive Officer of WestRock Company		Audit, Sustainability
Jan E. Tighe	60	2019	Retired Vice Admiral of the U.S. Navy		Sustainability (Chair), Audit
CORPORATE GOVERNANCE HIGHLIGHTS
The Board is committed to corporate governance principles and practices that facilitate fulfillment of its fiduciary duties to you as the stockholders of our Company. Key corporate governance highlights include:
AN INDEPENDENT AND BROADLY-DIVERSE BOARD OF DIRECTORS
All members of our Board are independent except our CEO
Five of our 10 director nominees are women (50% gender diversity), two add ethnic diversity, and one, as a retired Vice Admiral of the U.S. Navy, adds diversity as a veteran
Eight new independent directors (including four women) added to the Board since 2018
All Board committees are chaired by women and the Board’s Lead Independent Director and Non-Executive Vice Chair is female
ACCOUNTABILITY TO STOCKHOLDERS
Majority voting for director nominees in all uncontested elections
Simple majority stockholder voting requirements
Stockholders may request special meetings of stockholders at the ownership threshold of 15% (reduced from 25% in 2020)
Eligible stockholders may nominate director nominees through our proxy materials (proxy access)
Robust stock ownership guidelines for directors and executive officers
Policy prohibiting short sales by directors and executive officers
PRUDENT AND PROGRESSIVE RISK OVERSIGHT

Dedicated and 100% independent Sustainability Committee provides Board-level focus and regular and systematic oversight of key ESG-related matters, including sustainability and other corporate social responsibility and governance matters

Board and committee-focused oversight of operational, environmental, health and safety, financial, strategic, competitive, reputational, cybersecurity, legal and regulatory risks
BOARD DIVERSITY
Board composition and director succession is a thoughtful, ongoing process at Huntsman. The Board identifies and evaluates desired director attributes, professional and life experiences, and skill sets in light of the Company’s strategic direction and evolving needs. As part of the Board’s multi-year director succession and refreshment process that began during 2018, we have added eight new independent directors (including four women, two ethnically-diverse directors and, as a retired Vice Admiral of the U.S. Navy, one veteran) to the Board.
Our Board is composed of highly-qualified, diverse leaders from highly relevant industries and markets possessing key expertise, lived experience, and skills, and represents an effective mix of deep Company knowledge and fresh perspective. The following graphic illustrates the diverse and well-rounded range of attributes, viewpoints and experiences of our 10 director nominees.

3	HUNTSMAN 2023 PROXY

HUNTSMAN CORPORATION: PROXY STATEMENT SUMMARY

Board Representation

Diverse Mix

50%
50%
Female directors
20%
Ethnically-Diverse
directors

Global Perspective

Seven directors with specialized international expertise

Range of Tenures

0-5
10-15
15+

Average Tenure: 6.1 Years
8 Joined within the last 5 years

Mix of Ages

>55
55-65
66-70

Average Age: 61.1
80% are 65 or younger

Independent Oversight

9 of 10 independent director nominees

4	HUNTSMAN 2023 PROXY

HUNTSMAN CORPORATION: PROXY STATEMENT SUMMARY

EXECUTIVE COMPENSATION (PROPOSAL 2)
WE ASK THAT YOU VOTE TO APPROVE OUR SAY-ON-PAY PROPOSAL

At the Annual Meeting, our stockholders will again have an opportunity to cast an advisory say-on-pay vote on the compensation paid to our named executive officers (“NEOs”). We ask you to vote “FOR” to approve our NEO compensation using the enclosed proxy card. Please see “Proposal 2—Advisory Vote to Approve Named Executive Officer Compensation.” Please also read our “Compensation Discussion and Analysis” beginning on page 37 for more information regarding our executive compensation program in 2022.

EXECUTIVE SUMMARY
The Compensation Committee believes that the design of our executive compensation program achieves the Committee’s primary objective of aligning the financial interests of our NEOs with the creation of long-term stockholder value, as reflected by the pay outcomes in 2022.
COMPANY PERFORMANCE HIGHLIGHTS	COMPENSATION STRUCTURE AND OUTCOMES

2022 was a notable year for our Company marked with significant milestones and strong performance on key financial, strategic, and ESG initiatives, including:
•
Financial:   Delivered $1.15 billion of adjusted EBITDA(1); exceeded goal for free cash flow(2); realized significant cost savings through our Optimization Program; and returned approximately $1.2 billion to stockholders through dividends and share repurchases

•
Total Shareholder Return:   Achieved a cumulative TSR of 25.8% for the three-year period ended December 31, 2022, which ranked fourth (in the 66.7th percentile) among our 2020 Performance Peers(3)

•
Strategic:   Announced and closed on the sale of our Textile Effects Division to advance our focus on portfolio enhancement; completed $1 billion in share repurchases, building on the $682 million of share repurchases we completed between 2018 and November 2021; increased the dividend by 13%

•
ESG:   Published our 11th annual sustainability report showcasing disclosures in line with TCFD, SASB and GRI reporting standards and validated by a third party-Limited Assurance; outperformed our process safety goals

The primary objective of our executive compensation program is to align the financial interests of our NEOs with the creation of long-term stockholder value. Key features of the program include:
•
Annual and long-term incentive plans designed to align executives’ pay with Company performance

•
Robust compensation benchmarking against a peer group

•
Comprehensive policies and practices intended to create a sound compensation governance process and support well-informed decision-making

During 2022, the Compensation Committee focused on responding appropriately to the continued business impacts of the pandemic while maintaining our pay-for-performance philosophy. Key decisions included:
•
Approved 2022 annual cash performance award to our NEOs at 120.65% of target incentive based on Company’s performance against preset goals

•
Approved the payout of performance share units awarded in 2020 at 150% of target, reflecting our TSR performance relative to peers over the 2020-2022 period

(1)
Throughout this Proxy Statement, we refer to our adjusted EBITDA and adjusted EBITDA margin, which are non-GAAP financial measures. See Appendix B for additional information regarding adjusted EBITDA and a reconciliation to net income. See Appendix B for additional information regarding adjusted EBITDA margin and a reconciliation to net income.

(2)
Throughout this Proxy Statement, we refer to free cash flow, which is a non-GAAP financial measure. For purposes of compensation determinations, free cash flow is calculated as operating cash from continuing operations less capital expenditures from continuing operations less net cash proceeds from the Albemarle Settlement. See Appendix B for additional information regarding free cash flow and a reconciliation to operating cash from continuing operations.

(3)
For additional discussion of our three-year cumulative TSR achievement and our 2020 Performance Peers, see “Compensation Discussion and Analysis—2022 Executive Compensation Decisions—Long-Term Equity Compensation—Payout of 2020 Performance Share Unit Awards.”

Our Response to Stockholder Feedback
We engage in a continuous dialogue with our stockholders and have made numerous changes over the years in response to stockholder feedback.
In response to feedback, the Compensation Committee has consistently implemented improvements that further align incentive payouts with the creation of stockholder value. Specifically, the Compensation Committee has gradually increased the weighting of performance share units from 30% of equity-based incentives in 2019, to 40% in 2020, 50% in 2021 and 70% in 2022.

5	HUNTSMAN 2023 PROXY

HUNTSMAN CORPORATION: PROXY STATEMENT SUMMARY

In December 2021, as a part of our ongoing review of our executive compensation program and driven by the desire to better align pay outcomes across the Company with performance against preset goals, the Board authorized and is overseeing a multi-year compensation plan that covers all corporate officers and vice presidents, including NEOs, in December 2021. The vesting of these incentives, starting in 2022, is conditioned upon the achievement of the targets presented at our Company’s Investor Day in November 2021 (and described below) with the specific intention of aligning the interests of our officers and other senior level employees with those of all long-term stockholders.
At our 2022 annual meeting, the say-on-pay proposal received the support of approximately 85% of the stockholders casting their votes. Both looking forward and back, the Compensation Committee carefully considers the say-on-pay results and the stockholder feedback we received in determining executive compensation.
PREFERRED FREQUENCY OF EXECUTIVE COMPENSATION ADVISORY VOTES (PROPOSAL 3)
Reflecting the value of stockholder feedback, the Board believes that say-on-pay votes should be conducted every year to ensure we get your direct and timely input on our executive compensation program. While our executive compensation programs are designed to promote a long-term connection between pay and performance, the Board recognizes that executive compensation disclosures are made annually and holding an annual advisory vote on executive compensation provides regular and clear feedback on our compensation disclosures on the same cycle.
We ask you to vote for “1 YEAR” for the preferred frequency, on a non-binding advisory basis, of advisory votes on the compensation of our named executive officers using the enclosed proxy card.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (PROPOSAL 4)
We ask you to vote “FOR” the ratification of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2023 using the enclosed proxy card.
AMENDMENT TO AMENDED AND RESTATED CERTIFICATION OF INCORPORATION (PROPOSAL 5)
The State of Delaware recently enacted legislation that enables Delaware companies to limit certain types of liability of certain of their officers in limited circumstances. As a Delaware corporation, we are proposing to amend and restate the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to, among other things, provide for exculpation of certain of the Company’s officers from certain liability in specific and limited circumstances as permitted by Delaware law.
We ask you to vote “FOR” the Second Amended and Restated Certificate of Incorporation to reflect changes in Delaware law regarding officer exculpation using the enclosed proxy card.
STOCKHOLDER PROPOSAL TO REQUIRE STOCKHOLDER RATIFICATION OF EXECUTIVE TERMINATION PAYMENTS (PROPOSAL 6)
We ask you to vote “AGAINST” the stockholder proposal regarding shareholder ratification of excessive termination pay using the enclosed proxy card. Please see page 84 for our Board’s Statement in Opposition.

6	HUNTSMAN 2023 PROXY

HUNTSMAN CORPORATION: PROXY STATEMENT

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION—MARCH 10, 2023
HUNTSMAN CORPORATION PROXY STATEMENT
PART 1
INFORMATION ABOUT THE MEETING

GENERAL
This Proxy Statement is being furnished to the stockholders of Huntsman in connection with the solicitation of proxies by the Board. The proxies are to be voted at the Annual Meeting to be held on Friday, April 21, 2023, at 9:00 a.m. Central Time by virtual meeting at ww.virtualshareholdermeeting.com/HUN2023 for the purposes set forth in the accompanying Notice of Annual Meeting. You will not be able to attend the Annual Meeting physically.
The Board is soliciting your proxy to vote your shares at the Annual Meeting. We will bear the cost of the solicitation, including the cost of the preparation, assembly, printing and, where applicable, mailing of the Notice of Annual Meeting of Stockholders, this Proxy Statement, the proxy card and any additional information furnished by us to our stockholders. In addition to solicitation by mail, certain of our directors, officers and employees may, without extra compensation, solicit proxies by telephone, facsimile, electronic means and personal interview. We have retained Innisfree M&A Incorporated to help us distribute and solicit proxies and agreed to pay them $17,500 and reimburse them for out-of-pocket expenses for these services. We will also make arrangements with brokerage houses, custodians, nominees, and other fiduciaries to send proxy materials to their principals, and we will reimburse them for postage and clerical expenses.
ADDITIONAL DETAILS REGARDING THE ANNUAL MEETING
ANNUAL MEETING LOG-IN INSTRUCTIONS
Because the Annual Meeting will be held virtually, there is no physical meeting location. To participate in the virtual Annual Meeting, holders of shares of our common stock as of the close of business on February 27, 2023 (the record date for the Annual Meeting) should log in to the live webcast of the Annual Meeting at www.virtualshareholdermeeting.com/HUN2023.
To join the live webcast and participate in the virtual Annual Meeting (e.g., submit questions and/or vote your shares), you will need the 16-digit control number included on your proxy card, voting instruction form. Online access to the live webcast will open approximately 15 minutes prior to the start of the Annual Meeting. We recommend that you log in to the Annual Meeting several minutes before its scheduled start time.
If you are the representative of a trust or corporation, limited liability company, partnership or other legal entity that holds shares of our common stock, you will need the 16-digit control number included on the proxy card, voting instruction form of that legal entity in order to attend and participate in the virtual Annual Meeting.
No audio, video or other form of recording of the Annual Meeting is allowed. If you are not a stockholder at the close of business on February 27, 2023 (the record date for the Annual Meeting) or do not have a control number, you will not be able to access the Annual Meeting.
STOCKHOLDER ACCESS DURING THE ANNUAL MEETING
We are sensitive to the fact that virtual meetings provide a different forum than traditional in-person meetings and are committed to ensuring that stockholders will be afforded the same rights and opportunities to attend and participate in our virtual Annual Meeting as they would an in-person meeting. In particular, we believe the design of our virtual platform enhances, rather than constrains, stockholder access and participation. For example, our virtual platform will allow stockholders to vote their shares electronically during the live webcast and to submit questions for a live Q&A session that will be held at the end of the Annual Meeting.
SUBMITTING QUESTIONS AND VOTING YOUR SHARES AT THE ANNUAL MEETING
Submitting Questions:   Stockholders as of the record date who attend and participate in our virtual Annual Meeting at www.virtualshareholdermeeting.com/HUN2023 will have an opportunity to submit questions via the Internet during the meeting. We are committed to answering stockholders’ questions in the order in which they are received, subject to the Rules of Conduct

7	HUNTSMAN 2023 PROXY

HUNTSMAN CORPORATION: PROXY STATEMENT

governing the Annual Meeting, just as we have been at our past in-person meetings. We reserve the right to edit profanity or other inappropriate language and to exclude questions regarding topics that are not pertinent to meeting matters or Company business. To avoid repetition, we may group substantially similar questions together and provide a single response.
Voting Your Shares:   Stockholders as of the record date who attend and participate in our virtual Annual Meeting at www.virtualshareholdermeeting.com/HUN2023 will have an opportunity to vote their shares electronically at the virtual Annual Meeting even if they have previously submitted their votes.
TECHNICAL SUPPORT
Prior to and during the virtual Annual Meeting, we will have technicians ready to assist you with any difficulties you may encounter. If you encounter difficulties accessing or participating in the virtual Annual Meeting, please call the technical support number that will be available at www.virtualshareholdermeeting.com/HUN2023.
Please be sure to check in by 8:45 a.m. Central Time on April 21, 2023, the day of the Annual Meeting, so we may address any technical difficulties before the live audio webcast begins.
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
1. WHAT IS THE PURPOSE OF THE ANNUAL MEETING?
At the Annual Meeting, stockholders will vote upon the matters outlined in the Notice of Annual Meeting of Stockholders, which are:
1.
To elect as directors 10 nominees to serve until the 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”) or her/his earlier resignation, removal or death.

2.
To approve, on a non-binding advisory basis, the compensation of our named executive officers, or “NEOs.”

3.
To approve, on a non-binding advisory basis, the preferred frequency of advisory votes on the compensation of our named executive officers, or “NEOs.”

4.
To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2023.

5.
To approve the Amended and Restated Certification of Incorporation to, among other things, reflect changes in Delaware law regarding officer exculpation.

6.
If properly presented at the meeting, to vote on a proposal submitted by a stockholder regarding shareholder ratification of excessive termination pay.

7.
To transact such other business as may properly come before the Annual Meeting in accordance with our Sixth Amended and Restated Bylaws of Huntsman Corporation dated June 16, 2020, as amended (our “Bylaws”). The Board is not aware of any other matters to be presented at the Annual Meeting. In addition, our management will respond to questions from stockholders following the adjournment of the formal business at the Annual Meeting.

The Board recommends voting “FOR ALL” of the Board’s nominees on Proposal 1, “FOR” Proposal 2, “1 YEAR” on Proposal 3, “FOR” Proposals 4 and 5 and “AGAINST” Proposal 6 using the enclosed proxy card.
2. WHEN AND WHERE WILL THE ANNUAL MEETING BE HELD?
The Annual Meeting will be held on Friday, April 21, 2023, at 9:00 a.m. Central Time by virtual meeting at ww.virtualshareholdermeeting.com/HUN2023 for the purposes set forth in the accompanying Notice of Annual Meeting.
Attendance at the Annual Meeting will be limited to stockholders as of the close of business on February 27, 2023 (the “Record Date”) and/or their authorized representatives, and guests of the Company. Even if you plan to attend the virtual Annual Meeting, we strongly urge you to vote in advance by voting via the Internet or by telephone or by completing, signing, and dating the enclosed voting instruction form or proxy card and returning it in the postage pre-paid envelope provided, as soon as possible.

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HUNTSMAN CORPORATION: PROXY STATEMENT

3. WHAT IS INCLUDED IN THE COMPANY’S PROXY MATERIALS?
The Company’s proxy materials include: (1) the Notice of Annual Meeting of Stockholders; (2) this Proxy Statement; (3) the 2022 Form 10-K; and (4) a proxy card or a voting instruction card for the Annual Meeting.
You may refer to the 2022 Form 10-K for financial and other information about our operations. The 2022 Form 10-K is not incorporated by reference into this Proxy Statement and is not deemed to be a part hereof.
4. WHAT IS A PROXY?
A proxy is your legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. Peter R. Huntsman, our Chairman of the Board, President and Chief Executive Officer, also referred to herein as our “CEO,” and David M. Stryker, our Executive Vice President, General Counsel and Secretary, will serve as proxies for the Annual Meeting pursuant to the proxy cards solicited by our Board.
5. WHAT IS A PROXY STATEMENT?
A proxy statement is a document that the regulations of the SEC require us to give you when we ask that you designate Peter R. Huntsman and David M. Stryker as proxies to vote on your behalf. This Proxy Statement includes information about the proposals to be considered at the Annual Meeting and other required disclosures, including information about the Board and our executive officers.
6. HOW CAN I ACCESS THE PROXY MATERIALS OVER THE INTERNET?
Your proxy card contains instructions on how to:
•
view our proxy materials online at www.proxyvote.com; and

•
instruct us to send future proxy materials to you electronically by e-mail.

If you choose to access future proxy materials electronically, you will receive an e-mail with instructions containing a link to the website where those materials are available and a link to the proxy voting website. Your election to access proxy materials by e-mail will remain in effect until you terminate it.
7. WHAT IS THE RECORD DATE AND WHAT DOES IT MEAN?
The Record Date for the Annual Meeting is February 27, 2023. Owners of record of our common stock, par value $0.01 per share (“common stock”) at the close of business on the Record Date are entitled to:
•
receive notice of the Annual Meeting; and

•
vote at the Annual Meeting in accordance with our Bylaws.

At the close of business on February 27, 2023, there were 183,673,138 shares of our common stock outstanding, each of which is entitled to one vote on each item of business to be conducted at the Annual Meeting. At the Annual Meeting, stockholders will collectively be able to cast 183,673,138 votes, consisting of one vote for each share of common stock outstanding on the Record Date. There is no cumulative voting, and the holders of the common stock vote together as a single class. Stockholders do not have appraisal rights under Delaware law in connection with this proxy solicitation.
8. WHO MAY ATTEND THE ANNUAL MEETING?
All stockholders of record who owned shares of common stock on the Record Date or their duly appointed proxies may attend the Annual Meeting, as may our invited guests. To join the live webcast and participate in the virtual Annual Meeting (e.g., submit questions and/or vote your shares), you will need the 16-digit control number included on your proxy card, voting instruction form. Online access to the live webcast will open approximately 15 minutes prior to the start of the Annual Meeting. We recommend that you log in to the Annual Meeting several minutes before its scheduled start time.
If you are not a stockholder at the close of business on February 27, 2023 (the record date for the Annual Meeting) or do not have a control number, you will not be able to access the Annual Meeting.

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HUNTSMAN CORPORATION: PROXY STATEMENT

9. HOW MANY VOTES ARE REQUIRED TO HOLD THE ANNUAL MEETING?
The required quorum for the transaction of business at the Annual Meeting is a majority of all outstanding shares of our common stock entitled to vote in the election of directors at the Annual Meeting, represented in person or by proxy. Consequently, the presence in person or by proxy of the holders of at least 91,836,570 shares of our common stock is required to establish a quorum at the Annual Meeting. Shares that are voted with respect to a particular matter are treated as being present at the Annual Meeting for purposes of establishing a quorum.
10. WHAT IS THE DIFFERENCE BETWEEN A STOCKHOLDER OF RECORD AND A STOCKHOLDER WHO HOLDS STOCK IN STREET NAME?
Most stockholders hold their shares through a broker, bank or other nominee (i.e., in “street name”) rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those held in street name.
•
Stockholders of Record.   If your shares are registered directly in your name with our transfer agent, you are considered the “stockholder of record” with respect to those shares.

•
Street Name Stockholders.   If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name” with respect to those shares. If you are a street name stockholder, you will be forwarded proxy materials by your broker, bank, or other nominee, which is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to instruct your broker, bank, or other nominee how to vote. Your broker, bank, or other nominee has been provided with a voting instruction form for you to use in directing the broker, bank, or other nominee how to vote your shares. If you fail to provide sufficient instructions to your broker, bank, or other nominee, they may be prohibited from voting your shares. See “If I am a street name stockholder, will my shares be voted if I do not provide instructions?” as described in Question 13 below.

11. WHAT DIFFERENT METHODS CAN I USE TO VOTE?
Stockholders of Record: Stockholders of record may (1) vote their shares in person at the Annual Meeting by completing a ballot; or (2) submit a proxy to have their shares voted by one of the following methods:
•
By Internet.   You may submit a proxy electronically on the Internet by following the instructions provided on the enclosed proxy card. Please have your proxy card in hand when you log onto the website. Internet voting facilities will be available 24 hours a day.

•
By Telephone.   You may submit a proxy by telephone (from U.S. and Canada only) using the toll-free number listed on the enclosed proxy card. Please have your proxy card in hand when you call. Telephone voting facilities will be available 24 hours a day.

•
By Mail.   If you received a paper copy of the proxy materials by mail, you may indicate your vote by completing, signing and dating your proxy card and returning it in the enclosed postage-paid reply envelope.

Street Name Stockholders: Street name stockholders may generally vote their shares or submit a proxy to have their shares voted by one of the following methods:
•
By the Methods Listed on the Voting Instruction Form.   Please refer to the voting instruction form or other information forwarded by your bank, broker or other nominee to determine whether you may submit a proxy by telephone or on the Internet, following the instructions provided by the record holder.

•
Electronically at the Annual Meeting.   You may vote electronically at the Annual Meeting. To participate in the virtual Annual Meeting, you will need the 16-digit control number included in your proxy card, voting instruction form.

•
If your shares are held in “street name” and you wish to revoke a proxy, you should contact your bank, broker or nominee and follow its procedures for changing your voting instructions.

If you hold shares in BOTH street name and as a stockholder of record, YOU MUST VOTE SEPARATELY for each set of shares.
12. WHAT IF I AM A STOCKHOLDER OF RECORD AND I DON’T SPECIFY A CHOICE FOR A MATTER WHEN RETURNING MY PROXY?
A validly executed proxy that is properly completed and submitted will be voted at the Annual Meeting in accordance with the instructions on the proxy. If you properly complete and submit a validly executed proxy card but do not indicate how your shares should be voted and do not revoke your proxy, your shares will be voted as follows:
•
FOR the election of all 10 of the director nominees recommended by the Board;

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HUNTSMAN CORPORATION: PROXY STATEMENT

•
FOR approval, on a non-binding advisory basis, of the compensation of our NEOs;

•
1 YEAR for the preferred frequency, on a non-binding advisory basis, of advisory votes on the compensation of our NEOs;

•
FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2023;

•
FOR the approval of the Second Amended and Restated Certificate of Incorporation to, among other things, reflect changes in Delaware law regarding officer exculpation; and

•
AGAINST the stockholder proposal regarding shareholder ratification of excessive termination pay.

If any other business properly comes before the stockholders for a vote at the Annual Meeting, your shares will be voted at the discretion of the holders of the proxy on such matters to the extent authorized by Rule 14a-4(c). The Board knows of no matters other than those previously described to be presented for consideration at the Annual Meeting.
Even if you plan to attend the Annual Meeting, we recommend you also submit your proxy so that your vote will count if you are unable to attend the meeting. Submitting your proxy via internet, telephone or mail does not affect your ability to vote in person at the Annual Meeting.
13. IF I AM A STREET NAME STOCKHOLDER, WILL MY SHARES BE VOTED IF I DO NOT PROVIDE INSTRUCTIONS?
In some cases, your shares may be voted if they are held in the name of a brokerage firm even if you do not provide the brokerage firm with voting instructions. Specifically, brokerage firms have the authority under New York Stock Exchange (“NYSE”) rules to cast votes on certain “routine” matters if they do not receive instructions from the beneficial holder. For example, ratification of the appointment of the independent registered public accounting firm (Proposal 4) is typically considered a routine matter for which a brokerage firm may vote shares for which it has not received voting instructions. This is called a “broker discretionary vote.” When a proposal is not a routine matter and a brokerage firm has not received voting instructions from the beneficial owner of the shares with respect to that proposal, the brokerage firm cannot vote the shares on that proposal. This is called a “broker non-vote.” Proposals 1, 2, 3, 5 and 6 are not considered routine matters. Therefore, if you do not provide voting instructions to your broker with respect to these matters, it will result in a broker non-vote with respect to such proposals. Broker non-votes, if any, will have no effect on the outcome of Proposals 1, 2, 3, and 6 and will have the same effect as a vote “against” Proposal 5.
14. WHAT VOTES ARE NEEDED FOR EACH PROPOSAL TO PASS AND IS BROKER DISCRETIONARY VOTING ALLOWED?
Proposal	Vote Required	Broker Discretionary Vote Allowed
(1) Election of 10 director nominees	Majority of votes cast	No
(2) A non-binding advisory vote to approve the compensation of our NEOs	Majority of shares present (in person or represented by proxy) and entitled to vote on the matter	No
(3) A non-binding advisory vote to approve the preferred frequency of votes on the compensation of our NEOs	Majority of shares present (in person or represented by proxy) and entitled to vote on the matter(1)	No
(4) Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2023	Majority of shares present (in person or represented by proxy) and entitled to vote on the matter	Yes
(5) Approval of the Second Amended and Restated Certificate of Incorporation	Majority of shares issued and outstanding	No
(6) If properly presented at the meeting, a stockholder proposal regarding shareholder ratification of excessive termination pay	Majority of shares present (in person or represented by proxy) and entitled to vote on the matter	No

(1)
Because this proposal has three possible substantive responses (1 year, 2 years or 3 years), if none of the frequency alternatives receives the vote of the holders of a majority of the shares present, then we will consider stockholders to have approved the frequency selected by holders of a plurality of the shares present.

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HUNTSMAN CORPORATION: PROXY STATEMENT

15. WHAT HAPPENS IF ADDITIONAL PROPOSALS ARE PRESENTED AT THE ANNUAL MEETING?
If you grant a proxy, the persons named as proxy holders will have discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting to the extent authorized by Rule 14a-4(c). Under the provisions of our Bylaws and Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the deadline for notifying us of any additional proposals to be presented at the Annual Meeting has passed and, accordingly, stockholders may not present proposals at the Annual Meeting.
16. CAN I CHANGE MY VOTE AFTER SUBMITTING MY PROXY?
If you are a stockholder of record, you may revoke a previously submitted proxy at any time before the polls close at the Annual Meeting by:
•
voting again by telephone or through the Internet;

•
requesting, completing and mailing in a new paper proxy card;

•
giving written notice of revocation to our Corporate Secretary, which must be received before the Annual Meeting, by mail to Corporate Secretary, 10003 Woodloch Forest Drive, The Woodlands, Texas 77380 or to CorporateSecretary@huntsman.com; or

•
attending the Annual Meeting and voting in person (merely attending the Annual Meeting will not revoke a prior submitted proxy).

If you are a street name stockholder, you must follow the instructions to revoke your proxy, if any, provided by your bank, broker or other nominee.

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HUNTSMAN CORPORATION: PROXY STATEMENT

PART 2
BOARD OF DIRECTORS

DIRECTOR NOMINEES
Our business affairs are managed under the direction of our Board. The Nominating and Corporate Governance Committee has recommended, and our Board has nominated, each of the individuals named below for election as a director at the Annual Meeting. All 10 of the Board’s nominees listed below are presently serving as directors, and all have agreed to serve if elected.
Presented below is information with respect to the Board’s 10 nominees as directors at this year’s Annual Meeting. The information presented below for each director includes the specific experience, qualifications, attributes and skills that led us to the conclusion that such director should serve on the Board.
Peter R. Huntsman Chairman, President and Chief Executive Officer, Huntsman Age: 60 Director since 1994
Qualifications, Experience and Expertise Contributed to Our Board
•
Led the Company through successful execution of various strategic, operational, financial, regulatory, and governance milestones

•
Demonstrated expertise across many facets of the global chemical industry while serving in both operational and executive leadership positions in the U.S. and abroad

•
Built valuable and enduring relationships with customers, suppliers, labor unions, political leaders, NGO’s and the communities in which Huntsman operates around the world

•
Widely recognized as global industry leader ensuring that the Company’s views and interests are well represented on issues of critical importance at every opportunity

•
Secured Top 100 ranking in Wall Street Journal’s Management Top 250, the WSJ’s list of “The Best Managed Companies of 2021”

•
Winner, Petrochemical Heritage Award for Outstanding Contributions to the Petrochemical Community (2008)

•
Demonstrated competency and success in leading acquisition integration over more than 25 transactions and in executing cost optimization programs in excess of $500 million

Experience
•
President and Chief Executive Officer, Huntsman (2000 – present); Chairman (2018 – present) President and Chief Operating Officer (1994 – 2000)

•
Began his career at the Company’s Olympus Oil subsidiary in 1983 and, starting in 1987, served in a series of general management positions, each with increasing scope and responsibility

Other Boards
US-Listed Companies
•
Independent Director, Venator Materials PLC, a global pigments company headquartered in the UK, which separated from Huntsman in 2017 (2017 – present)

Other
•
Chairman Emeritus of the Board of Directors (2023), Chairman of the Board of Directors (2022), Chairman of the Executive Committee of the Board (2021), and Member of the Executive Committee of the Board (2020 – present) of the American Chemistry Council, the chemical industry’s principal trade, education, and advocacy association representing more than $550 billion in enterprise value

•
Chairman of the Board of Directors and CEO, Huntsman Cancer Foundation, which raises funds to support the ongoing research, treatment, and educational programs at the University of Utah

•
CEO, Huntsman Foundation

•
Serves on oversight boards and leadership councils of several academic, health and hospital services, and charitable institutions, including the Board of Overseers of the Wharton School of Business at the University of Pennsylvania; the Memorial Hermann Health Systems Board of Directors; the Board of Directors for the Cynthia Woods Mitchell Pavilion; and the Board of Advisors for Interfaith of The Woodlands

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HUNTSMAN CORPORATION: PROXY STATEMENT

Cynthia L. Egan Age: 67 Lead Independent Director and Non-Executive Vice Chair Independent Director since 2020 Committees: • Nominating and Corporate Governance (Chair)
Qualifications, Experience and Expertise Contributed to Our Board
•
Broad-based executive experience in the investment management industry, together with strong corporate financial acumen, ensures that our investor and stockholder perspective sits directly in the Company’s boardroom and that management remains focused on priorities of our shareholders

•
Extensive executive leadership experience developing successful high growth and complex operating companies

•
Demonstrated expertise around corporate governance and best practices experience developed while serving on boards of publicly traded companies

•
Significant experience, including board-level oversight, with the developing ESG-related trends in human capital management, sustainability, and governance-related matters

Experience
•
Senior Advisor to the U.S. Department of the Treasury on domestic employment retirement security (2014 – 2015)

•
President of Retirement Plan Services, T. Rowe Price Group from 2007 until her retirement in 2012; served as founding chair of its Women’s Roundtable

•
Senior executive at Fidelity Investments (1989 – 2007), including Executive Vice President and Head of Fidelity Institutional Services Company, President of the Fidelity Charitable Gift Fund and Executive Vice President of Fidelity Management Research Company

•
Started her career at the Federal Reserve Board of Governors and worked at KPMG Peat Marwick and Bankers Trust

Other Boards
US-Listed Companies
•
Independent Director and Chair of the Board of Directors and member of the Compensation and Human Capital Committee of The Hanover Insurance Group, one of the largest publicly traded property and casualty insurance companies in the United States (2015 – present)

•
Independent Director, The Unum Group, a leading provider of financial protection benefits internationally and the largest provider of disability income in the world (2014 – present)

•
Independent Trustee, BlackRock Fixed-Income Complex, a complex of closed-end funds and open-end non-index fixed-income funds (2016 – present)

•
Former Independent Director, Envestnet, Inc., a financial technology corporation which provides wealth management platforms and products to financial advisors and institutions (2013 – 2016)

Other
•
Chair, Board of Visitors of the University of Maryland School of Medicine

Education
•
B.S., Boston College

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HUNTSMAN CORPORATION: PROXY STATEMENT

Dr. Mary C. Beckerle Chief Executive Officer, Huntsman Cancer Institute Age: 68 Independent Director since 2011 Committees: • Nominating and Corporate Governance • Sustainability
Qualifications, Experience and Expertise Contributed to Our Board
•
Extensive executive, strategic, and operational experience, including overall leadership and accountability as CEO for management of a Comprehensive Cancer Center with more than 3,000 personnel and over $1 billion of annual clinical and research revenue, enables Dr. Beckerle to provide valuable strategic insights related to management, product innovation and business development to Huntsman management and the Board

•
Broad experience and deep knowledge base in state-of-the-art corporate governance practices, sustainability, risk management, and regulatory compliance as CEO of a world-class healthcare delivery organization and an Independent Director of Johnson & Johnson, the world’s largest healthcare company

•
Deep experience in science and technology at operational, executive management, and board oversight levels enables her to provide valuable insight and guidance related to organic and inorganic research and development opportunities and to ensure ongoing focus on innovation which fuels value generation at the Company

Experience
•
Chief Executive Officer (2011 – present) and Executive Director (2006 – 2011), University of Utah’s Huntsman Cancer Institute, a National Cancer Institute-designated Comprehensive Cancer Center; transformed HCI from an institution unranked 10 years ago to one which today ranks #30 out of more than 4,500 hospitals evaluated by the U.S. News & World Report

•
Distinguished Professor of Biology and Oncological Sciences and Associate Vice President for Cancer Affairs, University of Utah (present); joined University of Utah in 1986

•
Guggenheim Fellow and Rothschild-Yvette Scholar at the Curie Institute, Paris, France (1999 – 2000)

Other Boards
US-Listed Companies
•
Independent Director, Chair of the Science & Technology Committee and member of the Regulatory Compliance & Sustainability Committee of the Board of Directors of Johnson & Johnson, a global Fortune 50 healthcare company engaged in the development, manufacturing, and distribution of medical device, pharmaceutical and consumer health products (2015 – present)

Other
•
Elected Member, National Academy of Sciences (USA), American Philosophical Society, and American Academy of Arts and Sciences

•
Member, Medical Advisory Board of the Howard Hughes Medical Institute

•
Member, Cancer Policy and Scientific Advisory boards at Duke University, Georgetown University, University of Pennsylvania and the National Center for Biological Sciences in Bangalore (India)

•
Previously served on the Board of Scientific Advisors, National Cancer Institute (USA), Advisory Committee to the Director of the National Institutes of Health, the Board of Directors of the American Association for Cancer Research, as the President of the American Society for Cell Biology, and as the Chair of the American Cancer Society Council for Extramural Grants

•
Member and Sub-Committee Chair, Blue Ribbon Panel for Vice-President Biden’s Cancer Moonshot Initiative

•
Governance Fellow, National Association of Corporate Directors (NACD)

•
NACD Directorship 100 Award (2018) for leadership and excellence in the Boardroom

Education
•
B. A. in Biology and Psychology, Wells College

•
Ph.D. in Molecular, Cellular, and Developmental Biology, University of Colorado Boulder

•
Post-doctoral fellow in Anatomy and Cell Biology, University of North Carolina Chapel Hill

•
Fellow, Executive Leadership in Academic Medicine, Drexel University

•
Aspen Institute, Executive Seminar

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HUNTSMAN CORPORATION: PROXY STATEMENT

Sonia Dulá Age: 62 Independent Director since 2020 Committees: • Compensation (Chair) • Audit
Qualifications, Experience and Expertise Contributed to Our Board
•
Extensive international experience and expertise in finance, global capital markets and investment banking brings Board and management valuable insight in connection with strategic growth opportunities and portfolio transformation

•
Entrepreneurial and executive leadership experience brings a unique perspective in connection with strategic and downstream repositioning

•
Significant experience in the renewable and sustainable energy field as public company board director with oversight of sustainable infrastructure projects and solutions, especially in the renewable energy space, provides Board and management with valuable insight and supports sustainability strategies

Experience
•
Vice Chairman, Latin America, Bank of America Global Corporate and Investment Banking Division from 2013 until her retirement in 2018; between 2007 and 2013, headed Merrill Lynch’s Wealth Management Division in Latin America, and led the Latin America Corporate and Investment Banking Division

•
Former Chief Executive Officer, Grupo Latino de Radio, owner/operator of more than 500 radio stations in Latin America and the U.S. Hispanic market

•
Co-founded Internet Group of Brazil and Obsidiana.com

•
Former Chief Executive Officer, Telemundo Studios Mexico

•
Began her career as an investment banker at Goldman Sachs in London and New York, rising to leadership positions

Other Boards
•
Independent Director and member of the Audit and Sustainability committees of the Board of Directors of Acciona, S.A. (Spain), a global renewable energy and infrastructure developer; Acciona representative on board of Acciona Energia, a 100% renewable energy company that is more than 80% owned by Acciona; Non-Executive Chairman, Bestinver, a Spanish asset manager that is 100% owned by Acciona

•
Former Independent Director, Hemisphere Media Group, Inc., a Spanish language media company and Millicom International Cellular, S.A., a provider of broadband, cable and cellular network services in Latin America

•
Former Independent Director, Prisa, S.A. (Spain), a leading Spanish and Portuguese-language media and education group

•
Member, Latin America Strategic Advisory Board of Itaú-Unibanco

•
Life Member, Council on Foreign Relations

•
Previously served on the boards of the Council of the Americas, Women’s World Banking and the Arsht Center for the Performing Arts

Education
•
B.A. in Economics, Harvard University

•
MBA, Stanford University

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HUNTSMAN CORPORATION: PROXY STATEMENT

Curtis E. Espeland Age: 58 Independent Director since 2022 Committees: • Audit • Compensation
Qualifications, Experience and Expertise Contributed to Our Board
•
More than 20 years of broad-based financial and executive level experience in the specialty materials and differential chemicals industry globally, including 12 years as CFO at Eastman Chemical, where senior management team delivered TSR of greater than 400%

•
Critical industry insight developed during career at Eastman that included demonstrated success in executing M&A strategy to drive portfolio transformation and margin expansion

•
Significant expertise and experience in corporate strategy, M&A, investor/shareholder relations, accounting and financial reporting, taxation, and enterprise risk management

Experience
•
Chief Financial Officer (2008 – 2020) and Executive Vice President (2014 – 2020), Eastman Chemical Company, an advanced materials and specialty additives manufacturer; Vice President and Chief Accounting Officer (from 2002 – 2008) at Eastman

•
Revitalized Eastman’s M&A strategy, resulting in greater than $9 billion of acquisitions; led integration of two of Eastman’s largest acquisitions; directly involved in the company’s Enterprise Risk Management Program and oversaw the company’s corporate strategy, information technology, cybersecurity and corporate communication programs

•
From 1986 – 1996, held positions of increasing responsibility at Arthur Andersen, performing audit, financial due diligence and business consulting services in the banking, manufacturing, media and telecommunications industries in the U.S. and across the globe

Other Boards
US-Listed Companies
•
Lead Independent Director, member of the Audit Committee and member of the Finance Committee of the Board of Directors of Lincoln Electric Holdings Inc., a world leader in design, development and manufacture of arc welding products, automated joining, assembly and cutting systems, plasma and oxyfuel cutting equipment with a market cap in excess of $10 billion

Other
•
Independent Director and Chair of the Audit Committee of the Board of Directors of Nouryon, the former specialty chemicals division of AkzoNobel

•
Member of the Lead Director Network, Tapestry Networks

•
Dean’s Advisory Council of the Ivy College of Business at Iowa State University

Education
•
B.A. in Accounting, Iowa State University

•
MBA, University of Chicago Graduate School of Business

•
Completed the Advanced Management Program at Harvard Business School

17	HUNTSMAN 2023 PROXY

HUNTSMAN CORPORATION: PROXY STATEMENT

Daniele Ferrari Senior Advisor at SK Capital Partners Age: 61 Independent Director since 2018 Committees: • Nominating and Corporate Governance • Sustainability
Qualifications, Experience and Expertise Contributed to Our Board
•
More than 35 years of global executive and operational leadership in the chemical industry, including leading the strategic repositioning of Versalis to achieve significant profitability, enables Mr. Ferrari to provide the Board and management of Huntsman direct and invaluable insights into industry management in the ordinary course and effective oversight of the Company’s strategic business plans and global operations

•
Dedicated and demonstrated track record developing and executing global sustainability initiatives and strong relationships with international organizations focused on environmental protection, including pioneering and leading the strategic initiative to modernize inefficient assets with fully integrated green, renewable chemical and circular economy processes, provides perspective into the key operational and functional opportunities facing Huntsman, especially those relating to sustainability

Experience
•
Senior advisor, SK Capital Partners, a private equity investment firm focused on specialty materials, chemicals and pharmaceuticals (2021 – present)

•
Chief Executive Officer, Versalis S.p.A., one of Europe’s largest chemical companies (2011 – 2020)

•
Served in numerous roles at Huntsman, culminating in the role of President of the Performance Products division

•
Previously served at Imperial Chemical Industries (ICI) and Agip Petroli, a subsidiary of Eni S.p.A., a leading international oil and gas company

Other Boards
US-Listed Companies
•
Independent Director and Chair of the Compensation Committee of the Board of Directors of Venator Materials, a global pigments company, which separated from Huntsman in 2017 (2017 – present)

Other
•
Supervisory Board Member and Chair of the Compensation Committee, New Heubach Group, a global manufacturer of pigments

•
Supervisory Board Member and Chair of the Sustainability Committee, SEQENS, a worldwide leader in pharmaceutical solutions and specialty ingredients

•
Past Chairman of the Board of Directors of Matrìca S.p.A., a Versalis joint venture with Novamont, an industry leader in bio plastics and green chemistry and marketing of medical devices, pharmaceuticals and consumer packaged goods

•
Past President, European Chemical Industry Council (CEFIC) (2018 – 2020); CEFIC is the European counterpart of the American Chemistry Council representing chemical industry members employing more than 1.2 million workers with revenues in excess of $500 billion and R&I investments in excess of $10.5 billion

•
Past President, PlasticsEurope Bruxelles, the association of European plastics manufacturers (2013 – 2018)

•
Board Member, Alliance to End Plastics Waste

•
Board Member, Oxford University Business Economics Program

Education
•
Diploma in Industrial Chemistry, Istituto San Giorgio (Italy)

•
Honorary Master Degree in Chemical Sciences, University of Ferrara (Italy)

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HUNTSMAN CORPORATION: PROXY STATEMENT

Jeanne McGovern Age: 64 Independent Director since 2021 Committees: • Audit (Chair) • Nominating and Corporate Governance
Qualifications, Experience and Expertise Contributed to Our Board
•
Demonstrated and disciplined leadership of the Company’s Audit Committee informed by extensive track record of success in public accounting, financial management and reporting, M&A advisory, risk management and internal controls and audit functions

•
Significant experience with best practices in the corporate governance field developed while transforming and enhancing the effectiveness of board audit committees

•
Deep experience in industrial and consumer products, chemical manufacturing, and life sciences, as well as strong understanding of the business, economic, and compliance environments in which Huntsman and many of its customers operate

Experience
•
40-year audit and advisory career at Deloitte & Touche LLP (retired in 2020), most recently as Partner, where she provided lead audit services to Fortune 500 public companies and their audit committees, as well as advisory services relating to M&A and divestitures, strategic business model transformation, financing transactions, and other strategic priorities to a wide range of companies in the consumer, pharmaceutical, materials and industrial segments

•
Held significant management roles in Deloitte’s corporate office, including in the Office of the CEO’s U.S. National Leadership; also served as Independence Leader for the U.S. Audit and Assurance practice directing policy recommendations on the impact of regulations

Other Boards
US-Listed Companies
•
Independent director and member of the Audit & Ethics Committee of the Board of Directors of Flexsteel Industries, a global leader in the design, production and manufacturing of high-quality residential furniture doing business for more than 120 years

Other
•
Previously served on boards of Oak Knoll School of the Holy Child, Junior Achievement, and the National Committee on the Prevention of Child Abuse

Education
•
B.A. in Accounting, Syracuse University

•
CPA and Member of the American Institute of Certified Public Accounting and the Washington Society of Certified Public Accountants

19	HUNTSMAN 2023 PROXY

HUNTSMAN CORPORATION: PROXY STATEMENT

José Antonio Muñoz Barcelo COO, Hyundai Motor Company Age: 57 Independent Director since 2022 Committees: • Compensation • Sustainability
Qualifications, Experience and Expertise Contributed to Our Board
•
Sitting COO of a $100B plus revenue business with extensive international experience in global automotive markets that are increasingly important to Huntsman’s current and prospective business strategies

•
Demonstrated experience delivering innovation and record results, including executive oversight of development and implementation of Hyundai’s fuel cell vehicle and mobility services strategy and Hyundai’s achievement of global sales of almost 4 million cars, nearly $88 billion in total 2020 revenues and $4.7 billion in global profits

•
Broad expertise and deep experience across operations, engineering, sales and marketing, global-scale management, development and execution of global growth strategies, and turnaround and corporate restructuring brings unique and invaluable perspectives into the boardroom

•
Developed extensive and unique skills in identifying and maturing key talents of employees, an important component of his success in executing the organizational improvements he spearheaded at various companies throughout his career

•
Demonstrated expertise and experience in creating, establishing and building brand identity and customer loyalty, key components of the Company’s current business strategies

•
Brings extensive knowledge and experience from Hyundai’s leading EV business to the Company’s continuing drive toward enhancing sustainable solutions in the critical EV and battery markets

Experience
•
President and global COO of Hyundai Motor Company, the South Korean headquartered manufacturer of ICE, EV and Hydrogen Fuel Cell vehicles, where he is responsible for global operations strategies and their successful implementation, delivering profitable growth and improving the overall performance of Hyundai Motor Company; also serves as President and CEO of Hyundai Motor America and Genesis Motor America, Hyundai’s largest operating subsidiary (2019 – present)

•
Chief Performance Officer, Nissan Motor Co., Ltd., a global manufacturer of automobiles (2016 – 2019) and Chairman of Nissan’s Management Committee China (2018 – 2019), where he led Nissan’s China division including manufacturing, engineering design, sales and marketing, administration and finance; joined Nissan in 2004

•
Senior operational and executive managerial positions at Toyota Motor Europe and Daewoo Motor Iberia in charge of sales, operations and network development

Other Boards
•
Board Member, Hyundai Motor Company, Motional, Inc. and Pacific Council on International Policy

•
Vice Chairman, Alliance for Automotive Innovation

•
Commissioner of Coalition for Reimagined Mobility (ReMo)

•
Industry Leadership Award by Society of Automotive Engineers (SAE) Foundation

•
Member, Official Association of Industrial Engineers of Madrid

•
Past President of the Alumni Association of IE Business School in Brussels and Paris

Education
•
MBA, Instituto de Empresa (IE) Business School (Madrid)

•
Ph.D. in Nuclear Engineering, Polytechnic University of Madrid

•
Completed Executive Management Programs at Cranfield School of Management (U.K.) and INSEAD Business School (France/Japan)

20	HUNTSMAN 2023 PROXY

HUNTSMAN CORPORATION: PROXY STATEMENT

David B. Sewell President and CEO, WestRock Company Age: 54 Independent Director since 2022 Committees: • Audit • Sustainability
Qualifications, Experience and Expertise Contributed to Our Board
•
Sitting CEO of a Fortune 500 public company and proven executive with strong track record for driving profitable growth

•
C-suite experience with broad insights in core downstream markets for the Company

•
Demonstrated competence and experience in multiple operational areas that benefit the Huntsman management team and Board including global manufacturing, operations, sales and marketing, and strategic planning and implementation

•
Over 25 years of commercial, marketing and general management experience at some of the most prominent industry leaders, including in specialty chemicals industry

•
Demonstrated expertise and deep understanding of adhesives, coatings and elastomer (ACE) markets, key growth segments in Huntsman’s portfolio

Experience
•
President and Chief Executive Officer, WestRock Company, one of the world’s largest paper and packaging companies, generating $18.7 billion in sales and employing nearly 50,000 associates world-wide (2021 – present)

•
President and Chief Operating Officer (2019 – 2021), The Sherwin-Williams Company, a global leader in the paint and coatings businesses, where he was responsible for all operating segments and more than 60,000 employees globally and also supported all operating divisions, managed end-to-end global manufacturing, sourcing and supply chains that maximized assets and resources globally to help drive world class processes and working capital; President of the Performance Coatings Group, where revenue grew from $2.8 billion to $6.1 billion (2014 – 2019); joined Sherwin-Williams in 2007

•
15-year tenure at General Electric in its Plastics and Advanced Materials Division in a variety of senior commercial, global sales and marketing, and business performance positions with increasing responsibilities

Other Boards
US-Listed Companies
•
WestRock, one of the world’s largest paper and packaging companies (2021 – present)

Other
•
Trustee, The Cleveland Clinic, a non-profit academic medical center

Education
•
B.A. in Economics, University of Southern California

21	HUNTSMAN 2023 PROXY

HUNTSMAN CORPORATION: PROXY STATEMENT

Jan E. Tighe Age: 60 Independent Director since 2019 Committees: • Sustainability (Chair) • Audit
Qualifications, Experience and Expertise Contributed to Our Board
•
Specialized expertise from direct operational and oversight experience in cybersecurity and information technology deployment and management, including designing and implementing cyber resiliency into operational technology systems and directing complex cyber and intelligence operations, which are areas of increasing focus for Huntsman and the Audit Committee

•
Decorated U.S. Navy veteran with broad-based executive leadership experience and uniquely valuable global perspective gained during her Naval career, which supports and aligns with the Board’s material risk oversight function, among others

•
Planning and programming experience for U.S. Navy operations support including 279 ships, 3,700 aircraft, 93 submarines, shore critical infrastructure and nearly 700,000 employees

•
Strategic planning, risk assessment and mitigation, and strategy execution expertise

Experience
•
Vice Admiral, U.S. Navy (Retired); from 1984 until her retirement in 2018, served in various roles of increasing seniority for the Navy and National Security Agency (NSA), including Commander of the U.S. Fleet Cyber Command U.S. Tenth Fleet, where she directed operations and defense of Global Navy IT Networks; also led Signals Intelligence Operations and Offensive Cyberspace Operations in that role as the Navy Component Commander to NSA and U.S. Cyber Command, respectively

•
Served as Deputy Chief of Naval Operations for Information Warfare and had significant executive responsibilities as Director of Naval Intelligence, U.S. Navy’s Chief Information Officer, Director of Cybersecurity, and as a member of the U.S. Navy’s Corporate Board, collaboratively planned and financed $150 billion annually to support global U.S. Navy operations; led planning and resource programming for Navy Information Warfare Capabilities, including Cyber Resiliency and IT Network Modernization, and spearheaded the Navy’s digital transformation

Other Boards
US-Listed Companies
•
Independent Director, Goldman Sachs Group, Inc., a global investment bank and financial services company. Serves as a member of the Audit, Risk, and Corporate Governance and Nominating committees of the Board. (2018 – present)

•
Independent Director, Progressive Corporation, a Fortune 100 American property and casualty insurance company. Serves as a member of the Technology and Compensation Committee of the Board. (2019 – present)

•
Independent Director, IronNet, Inc., a global network security company serving the defense, financial services, energy and utilities, health care and life sciences industries. Serves as the Chair, Nominating and Corporate Governance Committee of the Board. (2021 – present)

Other
•
Trustee, The MITRE Corporation

•
Member, Strategic Advisory Committee, Idaho National Labs—National and Homeland Security Directorate

•
Board Member, United States Naval Academy Foundation

•
Board Member, The Alliance for Decision Education

•
Member and Global Security Expert, Strategic Advisory Group, Paladin Capital Group

•
Governance Fellow and Directorship Certified, National Association of Corporate Directors

Education
•
B.S. in Theoretical Mathematics, U.S. Naval Academy

•
M.S. in Applied Mathematics, U.S. Naval Postgraduate School

•
Ph.D. in Electrical Engineering, U.S. Naval Postgraduate School

THE BOARD RECOMMENDS A VOTE ON THE PROXY CARD
“FOR ALL” OF THE NOMINEES RECOMMENDED BY OUR BOARD.

22	HUNTSMAN 2023 PROXY

HUNTSMAN CORPORATION: PROXY STATEMENT

DIRECTOR COMPENSATION
Our Corporate Governance Guidelines provide for compensation for our non-employee directors’ services in recognition of their time and skills. Directors who are also our officers or employees do not receive additional compensation for serving on the Board. Annual compensation for our non-employee directors is composed of cash and equity-based compensation. Cash compensation paid to our non-employee directors consists of an annual retainer and supplemental retainers for the chairs and members of Board committees. Equity-based compensation for 2022 consisted of awards granted under the Huntsman Corporation 2016 Huntsman Stock Incentive Plan (the “2016 Stock Incentive Plan”) in the form of fully-vested stock awards or deferred stock units, at the election of each director.
Maintaining a market-based compensation program for our non-employee directors enables our Company to attract qualified members to serve on the Board. With the assistance of Meridian Compensation Partners, LLC (“Meridian”), the Compensation Committee’s independent compensation consultant, the Compensation Committee periodically reviews our non-employee director compensation practices and compares them to the practices of our peers as well as against the practices of public company boards generally to ensure they are aligned with market practices.
We also offer non-employee directors the opportunity to participate in the Huntsman Outside Directors Elective Deferral Plan. This is an unfunded nonqualified deferred compensation plan established primarily for the purpose of providing our non-employee directors with the ability to defer the receipt of director fees. For 2022, none of our non-employee directors elected to participate in this plan. The investment choices available under this plan are identical to the investment choices available under our 401(k) plan. Benefits under the plan are payable in cash distributable either in a lump sum or in installments beginning 30 days after the director ceases to be a member of our Board.
Members of the Board may also participate in the Huntsman Director Matching Gift Program. Designed to demonstrate our commitment to worthy causes and attract talented directors, our Company will match charitable contributions made in cash up to a maximum of $10,000 per director per year for organizations located in the United States that are tax exempt pursuant to Section 501(c)(3) of the Internal Revenue Code.
The Compensation Committee believes that our total director compensation package is competitive with market practices, as well as fair and appropriate in light of the responsibilities and obligations of our non-employee directors. Details of our non-employee director compensation program are below.
DIRECTOR COMPENSATION TABLE
The total 2022 compensation for our non-employee directors is shown in the following table:
Name(1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Nolan D. Archibald(4)	$56,250	$145,000	$10,000	$211,250

Mary C. Beckerle	$168,333	$145,000	$11,000	$324,333

M. Anthony Burns(5)	$43,750	$145,000	$10,000	$198,750

Sonia Dulá(3)	$201,667	$145,000	$10,000	$356,667

Cynthia L. Egan(6)	$238,333	$145,000	$10,000	$393,333

Curtis Espeland(7)	$165,000	$145,000	5,000	$315,000

Daniele Ferrari(8)	$165,000	$145,000	$—	$310,000

Sir Robert J. Margetts(4)	$43,750	$145,000	—	$188,750

Jeanne McGovern(9)	$211,667	$145,000	$5,000	$356,667

José Muñoz(10)	$158,333	$145,000	—	$303,333

Wayne A. Reaud(4)	$56,250	$145,000	—	$201,250

David Sewell(11)	$165,000	$145,000	—	$310,000

Jan E. Tighe	$191,250	$145,000	$5,000	$345,000

(1)
Peter R. Huntsman served as a director of our Company in 2022 but is not included in this table since he was also our CEO. Mr. Huntsman did not receive any additional compensation in 2022 for his service as a director. Thus, the total compensation for Mr. Huntsman’s service as an executive officer of our Company is shown in the 2022 Summary Compensation Table on page 54.

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HUNTSMAN CORPORATION: PROXY STATEMENT

(2)
This column represents the aggregate grant date fair value of fully vested stock awards or stock unit awards granted in 2022, computed in accordance with Financial Accounting Standards Board, Accounting Standards Codification, Topic 718 (“FASB ASC Topic 718”). Each director received a stock award or stock unit award covering 3,533 shares based on the grant date fair value on February 17, 2022, of $41.04 per share. Shares underlying stock unit awards are deliverable upon termination of service. See “Note 23. Stock-Based Compensation Plan” to our consolidated financial statements in the 2022 Form 10-K, for additional detail regarding assumptions underlying the value of these equity awards.

(3)
Messrs. Archibald and Burns, Dr. Beckerle, Ms. Dulá, and Ms. Egan each donated to Section 501(c)(3) tax exempt organizations of their choice in 2022. On behalf of each of these directors, we matched their charitable contributions up to $10,000 through our Huntsman Director Matching Gift Program.

(4)
Messrs. Archibald, Burns, Reaud, and Sir Robert served until the Company’s 2022 Annual Meeting on March 25, 2022 and their compensation was prorated to reflect service ending on that date.

(5)
Ms. Dulá served as a member on the Audit Committee until February 1, 2022, then resumed service on the Audit Committee beginning on the date of our Annual meeting on May 3, 2022. She served as member and chair of the Compensation Committee beginning on March 25, 2022. She served as a member on the Sustainability Committee until May 3, 2022.

(6)
Ms. Egan served as our Lead Independent Director beginning January 1, 2022, and also served as member and chair of the Nominating & Corporate Governance Committee throughout 2022. She served as a member on the Sustainability Committee until May 3, 2022.

(7)
Mr. Espeland served as a member on the Audit and Compensation Committees beginning May 3, 2022.

(8)
Mr. Ferrari served as a member on the Compensation Committee until May 3, 2022. He served as a member on the Nominating & Corporate Governance Committee beginning May 3, 2022.

(9)
Ms. McGovern served as a member on the Nominating & Corporate Governance Committee beginning May 3, 2022.

(10)
Mr. Muñoz served as a member on the Compensation and Sustainability Committees beginning on May 3, 2022.

(11)
Mr. Sewell served as a member on the Audit and Sustainability Committees beginning on May 3, 2022.

(12)
For 2022, non-employee directors received the following cash retainers:

Director	Annual Retainer	Audit Committee(a)	Compensation Committee(a)	Nominating & Corporate Governance Committee(a)	Litigation Committee(a)	Sustainability Committee(a)	Lead Independent Director
Nolan D. Archibald(b)	$36,250	—	$2,500	$2,500	—	—	$15,000

Mary C. Beckerle	$145,000	$6,667	—	$10,000	—	$6,667	—

M. Anthony Burns(b)	$36,250	$5,000	—	$2,500	—	—	—

Sonia Dulá	$145,000	$15,000	$38,333	—	—	$3,333	—

Cynthia L. Egan	$145,000	—	—	$30,000	—	$3,333	$60,000

Curtis Espeland	$145,000	$13,333	$6,667	—	—	—	—

Daniele Ferrari	$145,000	—	$3,333	$6,667	—	$10,000	—

Sir Robert J. Margetts(b)	$36,250	$5,000	—	$2,500	—	—	—

Jeanne McGovern	$145,000	$60,000	—	$6,667	—	—	—

José Muñoz	$145,000	—	$6,667	—	—	$6,667	—

Wayne A. Reaud(b)	$36,250	—	$12,500	—	$7,500	—	—

David Sewell	$145,000	$13,333	—	—	—	$6,667	—

Jan E. Tighe	$145,000	$20,000	—	—	—	$30,000	—

(a)
Non-employee directors receive a $20,000 annual fee for service on the Audit Committee and a $10,000 annual fee for service on each other committee. In addition, non-employee directors receive an additional supplemental retainer for service as committee chair of $40,000 for the Audit Committee and the Compensation Committee and $20,000 for each of the other committees. All of our directors are reimbursed for reasonable out-of-pocket expenses incurred for attending meetings of the Board or its committees and for other reasonable expenses related to the performance of their duties as directors.

(b)
Messrs. Archibald, Burns and Reaud and Sir Robert served until the Company’s 2022 Annual Meeting on March 25, 2022 and their compensation was prorated to reflect service ending on that date.

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HUNTSMAN CORPORATION: PROXY STATEMENT

PART 3
CORPORATE GOVERNANCE

The Board is committed to corporate governance principles and practices that facilitate the fulfillment of its fiduciary duties to stockholders and to our Company. Key corporate governance highlights include:
AN INDEPENDENT AND BROADLY-DIVERSE BOARD OF DIRECTORS
All members of our Board are independent except our CEO
Five of our 10 director nominees are women (50% gender diversity), two add ethnic diversity, and one, as a retired Vice Admiral of the U.S. Navy, adds diversity as a veteran
Eight new independent directors (including four women) added to the Board since 2018
All Board committees are chaired by women and the Board’s Lead Independent Director and Non-Executive Vice Chair is female
ACCOUNTABILITY TO STOCKHOLDERS
Majority voting for director nominees in all uncontested elections
Simple majority stockholder voting requirements
Stockholders may request special meetings of stockholders at the ownership threshold of 15% (reduced from 25% in 2020)
Eligible stockholders may nominate director nominees through our proxy materials (proxy access)
Robust stock ownership guidelines for directors and executive officers
Policy prohibiting short sales by directors and executive officers
PRUDENT AND PROGRESSIVE RISK OVERSIGHT

Dedicated and 100% independent Sustainability Committee provides Board-level focus and regular and systematic oversight of key ESG-related matters, including sustainability and other corporate social responsibility and governance matters

Board and committee-focused oversight of operational, environmental, health and safety, financial, strategic, competitive, reputational, cybersecurity, legal and regulatory risks
CORPORATE GOVERNANCE HIGHLIGHTS
BOARD DIVERSITY
Board composition and director succession is a thoughtful, ongoing process at Huntsman. The Board identifies and evaluates desired director attributes, professional and life experiences, and skill sets in light of the Company’s strategic direction and evolving needs. As part of our Board’s multi-year director succession and refreshment process that began during 2018, we have added eight new independent directors (including four women, two ethnically-diverse directors and, as a retired Vice Admiral of the U.S. Navy, one veteran) to the Board.
Our Board in composed of highly-qualified, diverse leaders from highly relevant industries and markets possessing key expertise, lived experience, and skills, and represents of an effective mix of deep Company knowledge and fresh perspective. The following graphic illustrates the diverse and well-rounded range of attributes, viewpoints and experiences of our 10 director nominees.

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HUNTSMAN CORPORATION: PROXY STATEMENT

BOARD GOVERNANCE
The Board and its committees meet throughout the year on a set schedule and may also hold special meetings and act by written consents from time to time as appropriate. During 2022, the Board met 14 times, and the non-management directors met in executive session five times. During 2022, each director attended at least 75% of the aggregate of:
•
the total number of meetings of the Board; and

•
the total number of meetings held by all Board committees on which such person served.

BOARD LEADERSHIP STRUCTURE AND EXECUTIVE SESSIONS OF THE BOARD
According to our Bylaws, the Chairman of the Board is elected by all the directors on the Board to preside at all meetings of the Board and stockholders. The Chairman is also required to make reports to the Board and the stockholders and to ensure that all orders and resolutions of the Board and any of its committees are put into effect. In accordance with our Corporate Governance Guidelines, the Chairman of the Board is also responsible for establishing the agenda for each Board meeting. At the beginning of the year, the Chairman establishes a schedule of agenda subjects to be discussed during the year (to the degree this can be foreseen). Each Board member is also free to suggest the inclusion of additional items on the agenda and to raise subjects at any Board meeting that are not on the agenda for that meeting. Peter R. Huntsman serves as our Chairman of the Board.
In accordance with our Corporate Governance Guidelines, the Board has no policy with respect to the separation of the offices of Chairman of the Board and Chief Executive Officer. Our Bylaws expressly allow our Chairman to serve as President or Chief Executive Officer if so elected by the Board. Currently, the Board believes that the interests of the Company and its stockholders are best served through a leadership model that combines the roles of Chairman of the Board and Chief Executive Officer. The Board further believes that this issue should be reconsidered periodically as part of the succession planning process, and that it is in the best interests of our stockholders for the Board to consider issue each time it appoints a new Chief Executive Officer. Based on these principles, the Board may determine that it is appropriate in the future to separate the roles of Chairman of the Board and Chief Executive Officer.

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HUNTSMAN CORPORATION: PROXY STATEMENT

Our Bylaws also allow the Board to elect a Vice Chair to preside at Board and stockholder meetings and to perform such other duties as may be delegated by the Board in the Chairman’s absence. The Board believes that Ms. Egan, elected and acting as Vice Chair, adds incremental and valuable leadership at the Board level Additionally, as the Board’s Lead Independent Director, Ms. Egan efficiently communicates with management on issues relevant to all the independent directors and provides leadership on matters where there exists even a potential for management to have a conflict of interest. In accordance with our Corporate Governance Guidelines, non-management directors meet in executive session without management at each regularly scheduled Board meeting, or more frequently as needed at the call of one or more of our non-management directors. Ms. Egan, as Non-Executive Vice Chair of the Board and Lead Independent Director, chairs these sessions.
We believe that the appropriate Board leadership structure for our Company varies depending on the circumstances facing the Board and our Company at any given time. For example, we revised the Board’s governance structure in the past to address specific needs, such as the election of Ms. Egan as Non-Executive Vice Chair of the Board and Lead Independent Director in January 2022, the creation and chartering of the Sustainability Committee in February 2021, and the election of Peter R. Huntsman as Chairman of the Board, in addition to his role as President and Chief Executive Officer, in December 2017, having determined that this was the most efficient manner to facilitate effective communication between management and the Board, provide strong and consistent leadership, and speak with a unified voice for the Company. The Board believes that our current leadership structure efficiently addresses our Company’s present needs and allows the Board to fulfill its fiduciary role in exercising effective, independent oversight of our management on behalf of our stockholders. The Board further believes that we have in place effective structures, processes and arrangements to ensure that the work of the Board is completed in a manner that maintains the highest standards of corporate governance, independence and leadership, and facilitates the clear and continued accountability of management.
BOARD INDEPENDENCE
Investors must have confidence that the individual Board members we have identified as independent directors do not have relationships of any sort that impair or compromise their independence. Under NYSE corporate governance rules, the Board must have a majority of independent directors. For a director to qualify as independent, the Board must affirmatively determine that the director has no material relationship with our Company either directly or as a partner, stockholder or officer of an organization that has some relationship with our Company. To assist in making independence determinations, the Board has adopted criteria that can be found on our website at www.huntsman.com. Under these criteria, a director is not independent if:
•
The director is, or has been within the last three years, an employee of our Company or an employee of any of our subsidiaries, or an immediate family member is, or has been within the last three years, an executive officer of our Company.

•
The director has received, or has an immediate family member who has received, during any twelve-month period within the last three years, more than $120,000 in direct compensation from us (other than director and committee fees and pension or other forms of deferred compensation for prior service, which compensation is not contingent upon continued service). Compensation received by an immediate family member for service as an employee (other than an executive officer) of ours is not considered for purposes of this standard.

•
The (1) director or an immediate family member is a current partner of a firm that is our internal or external auditor; (2) director is a current employee of such a firm; (3) director has an immediate family member who is a current employee of such a firm and who personally works on our Company’s audit; or (4) director or an immediate family member was within the last three years a partner or employee of such a firm and personally worked on our audit within that time.

•
The director or an immediate family member is, or has been within the last three years, employed as an executive officer of another company where any of our present executive officers at the same time serves or served on that company’s compensation committee.

•
The director is a current employee, or an immediate family member of the director is a current executive officer, of a company that has made payments to, or received payments from, us for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1.0 million or 2% of such other company’s consolidated gross revenues.

•
The director is an executive officer of any charitable or non-profit organization to which we have made, within the preceding three years, contributions in any single fiscal year that exceeded the greater of $1.0 million, or 2% of such charitable or non-profit organization’s consolidated gross revenues.

With the assistance of counsel, the Nominating and Corporate Governance Committee (“Governance Committee”) reviews annually the applicable legal and NYSE standards for director independence, as well as our own independence criteria. Specifically, the Governance Committee reviews: (i) a summary of the answers to annual questionnaires completed by each of the directors (and, if applicable, any nominees for director); and (ii) to the extent applicable, a report of transactions and relationships, if any, between each director (and, if applicable, any nominee for director) and any of such director’s family members and our Company, our

27	HUNTSMAN 2023 PROXY

HUNTSMAN CORPORATION: PROXY STATEMENT

senior management, or our independent registered public accounting firm. To the extent such relationships do not change from year to year, the Governance Committee is informed that there have been no changes to such relationships.
In conducting its independence review, the Governance Committee specifically considered the relationships discussed under “Additional Information—Certain Relationships and Related Transactions—Transactions” other than the compensation arrangements, which are reviewed by the Compensation Committee. In addition, the Governance Committee considered (a) Ms. McGovern as a retired partner of Deloitte & Touche LLP and (b) Dr. Beckerle’s position as CEO of the Huntsman Cancer Institute. Regarding Dr. Beckerle, the Governance Committee considered that Peter R. Huntsman does not have any ownership interest in the Institute, which is part of the University of Utah, a public institution of the state. The Governance Committee further considered that our Board recently approved a matching program pursuant to which our Company will match charitable contributions made by our employees to the Huntsman Cancer Foundation, a 501(c)(3) charity for which Peter R. Huntsman currently serves as the Chairman and CEO, and that the Huntsman Cancer Foundation contributes an annual, fixed amount of $100,000 as a supplement to Dr. Beckerle’s annual compensation from the University of Utah for serving as the CEO of the Institute. Dr. Beckerle’s annual compensation from the University of Utah is set by her supervisor, currently the University President, with no input from the Huntsman Cancer Foundation.
On the basis of its review, the Governance Committee delivered a report to the full Board and the Board made its independence determinations based on the Governance Committee’s report and the supporting information. As a result of this review, the Board determined that Dr. Mary C. Beckerle, Sonia Dulá, Cynthia L. Egan, Curtis E. Espeland, Daniele Ferrari, Jeanne McGovern, José Muñoz, David B. Sewell and Retired Vice Admiral Jan E. Tighe, who currently constitute a majority of the Board, are independent. These independent directors currently comprise, in full, the membership of the Audit, Compensation, Governance and Sustainability committees of the Board discussed below.
Peter R. Huntsman, our CEO, is not an independent director because he is employed by our Company.

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HUNTSMAN CORPORATION: PROXY STATEMENT

COMMITTEES OF THE BOARD
The Board has Audit, Compensation, Governance, and Sustainability committees, each consisting of independent directors, structured as follows:
Director	Audit Committee	Compensation Committee	Governance Committee	Sustainability Committee
Dr. Mary C. Beckerle

Sonia Dulá

Cynthia L. Egan

Curtis E. Espeland

Daniele Ferrari

Peter R. Huntsman

Jeanne McGovern(1)

José Muñoz

David Sewell

Jan E. Tighe

Number of meetings in 2022	7	7	8	4

Chair	Member

(1)
Designated as an “audit committee financial expert” under SEC regulations.

Written charters for our Audit, Compensation, Governance and Sustainability Committees are approved by the Board and are available on our website at www.huntsman.com. We will also furnish copies of the charters free of charge to any person who requests them. Requests for copies should be directed to the Corporate Secretary, 10003 Woodloch Forest Drive, The Woodlands, Texas 77380 or to CorporateSecretary@huntsman.com.
AUDIT COMMITTEE
Duties
• Sole responsibility for the appointment, retention and termination of our independent registered public accounting firm
• Oversees the work of our independent registered public accounting firm including their compensation
• Monitors our independent registered public accounting firm’s qualifications and independence
• Monitors the integrity of our financial statements
• Monitors the performance of our internal audit function and independent registered public accounting firm
• Monitors our corporate compliance program (other than environmental, health and safety compliance)
• Monitors our compliance with legal and regulatory requirements applicable to financial and disclosure matters
• Monitors our enterprise-wide and financial risk exposures

•
Oversees management of risks arising from our business and operational technology, digital and data strategies, technology-related business continuity and disaster recovery programs, and cybersecurity program

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HUNTSMAN CORPORATION: PROXY STATEMENT

Under the independence criteria that the Board has adopted, which can be found on our website at www.huntsman.com, a member of the Audit Committee will not be considered independent if:
•
The member receives directly or indirectly any consulting, advisory or other compensatory fee from us (other than director and committee fees and pension or other forms of deferred compensation for prior service, which compensation is not contingent upon continued service);

•
An immediate family member of the member receives any consulting, advisory or other compensatory fee from us (other than director and committee fees and pension or other forms of deferred compensation for prior service, which compensation is not contingent upon continued service);

•
An entity in which the member is a partner, member, an officer such as a managing director occupying a comparable position or executive officer, or occupies a similar position (except limited partners, non-managing members and those occupying similar positions, who, in each case, have no active role in providing services to the entity) and which provides accounting, consulting, legal, investment banking or financial advisory services to us receives any consulting, advisory or other compensatory fee from us; or

•
The member is otherwise an affiliated person of our Company.

Furthermore, under these independence standards, (1) each member of the Audit Committee must be financially literate, (2) at least one member of the Audit Committee must have accounting or related financial management expertise and qualify as an “audit committee financial expert,” and (3) no member of the Audit Committee may simultaneously serve on the audit committees of more than two other public companies. For purposes of (2) above, the Board considers any Audit Committee member who satisfies the SEC’s definition of “audit committee financial expert” to have accounting or related financial management expertise.
The Board has determined that each member of the Audit Committee is independent as that term is defined by the listing standards of the NYSE and Rule 10A-3 promulgated under the Exchange Act and satisfies the additional independence criteria adopted by the Board and described above. The Board has also determined that Ms. McGovern is an “audit committee financial expert” as defined by the regulations of the SEC. No member of the Audit Committee currently serves on more than two other public company audit committees.
COMPENSATION COMMITTEE
Duties
• Supports the Board in fulfilling its oversight responsibilities relating to senior management and director compensation

•
Reviews, evaluates and approves our compensation programs for our senior management and directors, policies and plans including annual cash performance awards, equity-based compensation and compensation agreements*

• Reviews and approves compensation for our corporate and executive officers, and reviews and recommends compensation for our directors*
• Executes responsibilities under applicable securities laws and regulations relating to our proxy statement for the annual meeting of stockholders or other applicable report or filing
• Reviews the succession and development planning process for corporate officers
• Performs such other functions as the Board may assign from time to time

*
Please see “Compensation Discussion and Analysis—How We Determine Executive Compensation” for additional information on the Compensation Committee’s processes and procedures for the consideration and determination of executive officer and director compensation.

The Board has determined that each member of the Compensation Committee meets the independence requirements of the Exchange Act and the NYSE Listed Company Manual. The Compensation Committee’s charter permits the Compensation Committee to form and delegate some or all its authority to subcommittees when it deems appropriate. In particular, the Compensation Committee may delegate the approval of both cash and equity award grants and other responsibilities regarding the administration of compensatory programs to a subcommittee consisting solely of members of the Compensation Committee who are non-employee directors or outside directors, or in some limited circumstances, to management.
The Compensation Committee typically meets at least four times each year to address various compensation issues and processes. Our CEO does not have the ability to call Compensation Committee meetings, but generally attends Compensation Committee meetings at the Chair of the Committee’s request to answer questions and provide input regarding the performance of our executive

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officers. However, the CEO is not present while decisions regarding his compensation are made. In addition, each Compensation Committee meeting includes an executive session without members of management present. The Compensation Committee regularly reports to the full Board regarding executive compensation matters.
NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
Duties
• Ensures that our corporate governance system enables appropriate oversight mechanism
• Reviews and assesses the adequacy of our Corporate Governance Guidelines annually
• Monitors director independence
• Manages the Board’s annual director evaluation process
• Assesses the appropriate balance of skills, characteristics and perspectives required for an effective Board
• Identifies, screens and recommends qualified director candidates
• Regularly reassesses the adequacy of the Board’s size
• Oversees succession planning for our CEO
• Oversees our regulatory and environmental, health and safety related compliance matters and product stewardship programs
The Board has determined that each member of the Governance Committee meets the independence requirements of the Exchange Act and the NYSE Listed Company Manual. The Governance Committee typically meets quarterly in connection with our regularly scheduled Board meetings. In addition, the meetings of the Governance Committee typically include an executive session without members of management present. The Governance Committee regularly reports to the full Board regarding governance and independence matters.
SUSTAINABILITY COMMITTEE
Duties
• Oversees the development of key sustainability policies and metrics, and the implementation of sustainability initiatives
• Monitors the impact of our business operations with respect to matters related to sustainability
• Reviews, advises and, where appropriate, makes recommendations regarding investor initiatives pertaining to sustainability and other related matters
• Identifies, evaluates and monitors the sustainability trends, issues and associated risks
• Reviews and reports to the Board regarding our reports on sustainability
• Reviews the status of our environmental health and safety performance and systems
• Reviews current and emerging environmental, health and safety related trends
• Reviews and monitors key public policy trends, issues, and regulatory matters that may affect our business, strategies, and operations.
The Sustainability Committee is responsible for oversight of our sustainability and other related corporate social responsibility and governance matters. The Board has determined that each member of the Sustainability Committee meets the independence requirements of the Exchange Act and the NYSE Listed Company Manual.
The Sustainability Committee typically meets quarterly in connection with our regularly scheduled Board meetings. In addition, the meetings of the Sustainability Committee typically include an executive session without members of management present. The Sustainability Committee regularly reports to the full Board regarding sustainability-related matters.

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BOARD’S ROLE IN RISK OVERSIGHT
It is management’s responsibility to assess and manage the various risks faced by the Company. It is the Board’s responsibility to oversee management in this effort. The Audit Committee is responsible for administering the Board’s oversight function, and the Committee establishes a mutual understanding of our Company’s overall appetite for risk and risk philosophy through regular discussions with management. In exercising its oversight, the Audit Committee strives to effectively oversee our Company’s enterprise-wide and financial risk management in a way that balances managing risks with enhancing the long-term value of our Company for the benefit of our stockholders. The Board understands that its focus on effective risk oversight is critical to setting the Company’s tone and establishing our culture towards effective risk management.
The Audit Committee maintains an active dialogue with management about existing risk management processes and how management identifies, assesses and manages our most significant risk exposures. The Audit Committee receives regular presentations from management of our businesses and functions about significant risks the respective business or function faces, as well as regular and aggregated reports from an interdisciplinary risk management team of experts working within the Company, to assist the Audit Committee in evaluating Huntsman’s risk assessment and risk management policies and practices.
In addition, each of our other committees assesses risks related to such committee’s oversight activities. We believe that the oversight function of the Board and these committees combined with its active dialogue with management about effective risk management provides our Company with the appropriate framework to help ensure effective risk oversight.
OVERSIGHT OF CYBERSECURITY RISKS
We maintain a multi-pronged approach to identifying and mitigating information security risks, which includes utilization of multiple sources of threat intelligence, participation in industry cyber councils/groups, and active use of multi-layered detective and preventative controls. Our information security risk mitigation strategy includes a full defense in depth (DiD) and response/recovery plans for events that could potentially impact our information security. We maintain an information security awareness program and conduct regular testing to measure training effectiveness for continuous improvement. We also contract with third party cybersecurity firms to conduct simulated cyber-attacks on an annual basis and full cybersecurity risk/security assessments against the Cybersecurity Framework of the National Institute of Standards and Technology (NIST) and International Society of Automation (ISA) 62443 on a periodic basis. We maintain a security compliance program to assess against legal and regulatory frameworks in the countries in which we operate. We are not aware of any material information security breaches in the past three years.
Our Board has delegated the focused oversight of cybersecurity risks to the Audit Committee. In particular, our Audit Committee receives regular updates from senior management on cybersecurity risk reviews of our key business and operational areas, procedures to assess and address cybersecurity risk, and the effectiveness of cybersecurity technologies and solutions deployed internally. The Audit Committee regularly reports to our Board on these matters. At least one member of the Audit Committee has significant cybersecurity experience and expertise both at an operational and an oversight or management level.
The Enterprise Information Security function, led by our Chief Information Security Officer, supports the Audit Committee in the exercise of its oversight responsibility. The Enterprise Information Security team is tasked with (a) the identification and assessment of cyber risks; (b) the design and implementation of cyber risk mitigation controls; processes, and technologies; (c) oversight of our security training; and (d) ongoing monitoring and continuous improvement of our cyber security posture across our entire Information Technology and Operational Technology landscape.
CORPORATE RESPONSIBILITY
At Huntsman, corporate responsibility is an integral and integrated part of our business strategy. The key focus areas of our corporate responsibility program include our people, our health, safety and wellness programs, and our environmental stewardship, including our sustainability and product stewardship efforts.
Our sustainability program is led by our Corporate Sustainability Officer (CSO) and the Huntsman Sustainability Council, which is composed of senior representatives from all our divisions and key functions. Our CSO reports to the Governance Committee with respect to our environmental, health and safety compliance programs and performance, and to the Sustainability Committee with respect to sustainability and related corporate social responsibility matters. The Board also discusses on a regular basis our environmental, health and safety compliance programs and performance, as well as various environmental, social and governance (ESG) matters.
SUSTAINABILITY REPORTS
Since 2010, we have published annually a comprehensive sustainability report to document the Company’s progress and performance, and to demonstrate our commitment to corporate responsibility. We prepare our sustainability disclosures in accordance

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with both the Global Reporting Initiative (GRI) and the Sustainability Accounting Standards Board (SASB) standards. For more information on our commitment to corporate responsibility, please visit www.huntsman.com/sustainability. Please note that information contained on the website is not incorporated by reference in this Proxy Statement or considered to be a part of this document. In 2022, we completed an analysis of the Task Force for Climate-Related Disclosures (TCFD) and began making TCFD-specific sustainability disclosures. Starting in 2022, we also began estimating and disclosing our full supply-chain related greenhouse gas emissions (Scope 3).
INNOVATIVE SOLUTIONS FOR A LOW-CARBON ECONOMY
The Company believes moving to a lower-carbon economy will improve the sustainability of both society and the environment. Accordingly, we announced our aspiration to achieve carbon neutrality by 2050. Even before that announcement, we were developing innovative solutions to improve energy efficiency and reduce emissions throughout each of our divisions, including high-performance, energy efficient building insulation, high-purity battery solvents that enable electric vehicles, and light-weight automotive and aerospace components, among others.
Our TEROL® Polyol process recycles the equivalent of 1.5 billion 500 ml plastic bottles
We make insulation from recycled plastic waste to improve energy efficiency in buildings and reduce greenhouse gas emissions. Through a proprietary process, we use the equivalent of over 1.5 billion 500 ml plastic bottles in TEROL® polyols every year. With a recycled content of up to 60%, these polyols become an essential part of MDI-based polyurethane insulation products. We also use TEROL® polyols in other insulation applications, including polyisocyanurate (PIR) boardstock systems and pour-in-place insulation for refrigerators and freezers, which prolong the shelf life of perishable foods.
The use of recycled bottles in TEROL® polyols gives plastic waste that might otherwise end up in a landfill or the ocean new purpose to save energy and reduce emissions. Demand for insulation that replaces “take, make, dispose” processes with “make, use, return” processes is growing at a rapid pace. In 2020, we added a new plant in Taiwan to increase our TEROL® polyols production, and we have also announced additional expansion plans in Europe.
Our US-produced Ethylene and Propylene Carbonates are a critical component of EV batteries
Electric vehicles will play a key role in reducing emissions in the transportation sector and we are at the forefront of expanding critical EV battery technology. We are the only U.S. producer and the largest supplier of ethylene and propylene carbonates used in Lithium-ion (Li-on) batteries in North America and are thus well positioned to grow with the electric vehicle industry.
We are expanding our plant in Conroe, Texas, to produce high-purity ethylene carbonate that Li-ion batteries require to meet the growing demand, especially in the U.S., where electric vehicle production is expected to reach 6.9 million units by 2025, a fivefold increase from today.
Our ARALDITE® Products are critical to making airplanes and automobiles more fuel-efficient
The transportation industry uses Huntsman’s ARALDITE® products to manufacture airplanes and produce lighter and more fuel-efficient automobiles. Today, we also are creating products to insulate electric motors and build composite battery boxes that make electric vehicles lighter and safer—two key factors in growing this market and reducing vehicle emissions.
ARALDITE® resins insulate motors to improve their thermal and electrical performance, making electric vehicles more reliable and efficient. We are currently working with European, American and Chinese automotive companies and their suppliers to further develop and qualify these innovative technologies.
Additionally, ARALDITE® composite resin systems enable lightweight battery boxes to protect electric batteries from mechanical, thermal and fire damage, fostering widespread adoption and safer use of electric vehicles. Battery boxes have traditionally been composed of metal. However, as battery pack sizes increase, the protective boxes grow larger and increase the weight of the vehicle. Composite battery boxes made from ARALDITE® resins not only weigh less but also provide strong, fire-resistant protection that reduces the possibility of a fire in the event of a crash.
SUPPORT OF THE UNITED NATION’S GLOBAL COMPACT
We continue to support the United Nation’s Ten Principles of the Global Compact (the “Ten Principles”) with respect to human rights, fair labor practices, environment protection and anti-corruption. We have worked to ensure our corporate policies, procedures and guidance documents align with the Ten Principles and have made the Ten Principles a part of our business strategy. Our sustainability disclosures identify relevant Huntsman policies, procedures, systems, and actions that illustrate our progress.

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HORIZON 2025 TARGETS
We continue to support the United Nation’s Ten Principles of the Global Compact (the “Ten Principles”) with respect to human rights, fair labor practices, environment protection and anti-corruption. We have worked to ensure our corporate policies, procedures and guidance documents align with the Ten Principles and have made the Ten Principles a part of our business strategy. Our sustainability disclosures identify relevant Huntsman policies, procedures, systems, and actions that illustrate our progress.
DIRECTOR ATTENDANCE AT THE ANNUAL MEETING OF STOCKHOLDERS
We believe that there are benefits to having members of the Board attend our annual meetings of stockholders. From time to time, however, a member of the Board might have a compelling and legitimate reason for not attending an annual meeting. As a result, the Board has decided that director attendance at our annual meetings of stockholders should be strongly encouraged, but not required. All our directors attended the 2022 annual meeting.
DIRECTOR QUALIFICATION STANDARDS AND DIVERSITY
The minimum qualifications and specific qualities and skills required for directors are set forth in Criteria for Selecting New Directors and Section 1 of our Corporate Governance Guidelines. The Corporate Governance Guidelines require that a majority of directors on the Board meet the criteria for independence required by the NYSE and that each director functions consistent with the highest level of professional ethics and integrity. Each directors is expected to devote sufficient time and effort to learn the business of our Company and the Board, to use his or her own unique skills and experiences in providing independent oversight to our business, to participate in a constructive and collegial manner, to exhibit a high level of commitment to our Company, and to exhibit independent thought and judgment. When evaluating director nominees, our Criteria for Selecting New Directors require that the Governance Committee consider each candidate’s background and lived experience (including his or her race, gender, ethnicity, identity or orientation), ability, judgment, skill, expertise and experience, and whether the candidate will enhance or contribute to the diversity of background, knowledge, expertise and experience of current Board members. The Governance Committee believes it is important for Board members to possess skills and knowledge in the areas of leadership of large, complex organizations, finance, accounting, strategic planning, legal, government relations and relevant industries, especially the chemical industry.
These considerations ensure that the Board, as a whole, possesses and manifests the appropriate mix of characteristics, skills and experiences for optimal functioning as an oversight body for our Company and management. As part of its periodic self-assessment process, the Governance Committee annually reviews and evaluates its performance, including the overall composition of the Board and the criteria that it uses for selecting nominees.
DIRECTOR NOMINATION PROCESS
The Governance Committee identifies director candidates through a variety of means, including recommendations from other Board members and management. From time to time, the Governance Committee may use third party search consultants to identify director candidates. The Governance Committee also welcomes stockholder recommendations for candidates for the Board. The Governance Committee uses the same process to screen all potential candidates, regardless of the source of the recommendation. The Governance Committee determines whether the candidate meets our minimum qualifications and possesses specific qualities and skills deemed appropriate for directors, and whether requesting additional information or an interview is appropriate.
A stockholder seeking to nominate a director candidate at an annual meeting must comply with the requirements set forth in our Bylaws. For additional information, please see the “Stockholder Proposals and Director Nominations For The 2024 Annual Meeting” section of this Proxy Statement.
Our Bylaws also allow eligible stockholders to nominate a candidate for election to our Board for inclusion in our proxy statement in accordance with the “proxy access” provisions of our Bylaws, which are contained in Section 2.14. The “proxy access” provisions allow a stockholder, or a group of up to 20 stockholders (with funds having specified relationships constituting a single stockholder), who own (as defined in our Bylaws) three percent or more of our outstanding common stock continuously for at least three years, to nominate and include in our proxy statement director candidates constituting up to two directors or 20% of the Board (rounded down to the nearest whole number), whichever is greater, provided that the stockholder(s) and the nominee(s) satisfy the requirements specified in our Bylaws (including similar information requirements to those set forth in Section 2.8 of our Bylaws).
The foregoing descriptions of our Bylaws are qualified in their entirety by reference to the full text of the Bylaws. Our Bylaws are available on our website at www.huntsman.com in the “Investor Relations” section. We will also furnish copies of our Bylaws free of

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charge to any person who requests them. Requests for copies should be directed to the Corporate Secretary, 10003 Woodloch Forest Drive, The Woodlands, Texas 77380 or to CorporateSecretary@huntsman.com. For additional information about stockholder nominations, including nominations for the 2024 Annual Meeting, see “Stockholder Proposals and Director Nominations for the 2024 Annual Meeting.”
STOCKHOLDER COMMUNICATIONS POLICY
Stockholders and other interested parties may communicate directly and confidentially with the Board, the non-management directors, the independent directors or the Lead Independent Director by sending a letter addressed to the intended recipients, c/o Corporate Secretary, Huntsman Corporation, 10003 Woodloch Forest Drive, The Woodlands, Texas 77380 or by sending an e-mail specifying the intended recipients to CorporateSecretary@huntsman.com. The Corporate Secretary will review such communications and, as appropriate, forward them only to the intended recipients. Communications that do not relate to the responsibilities of the intended recipients as directors of Huntsman (such as communications that are commercial or frivolous in nature) will not be forwarded. In addition, communications that appear to be unduly hostile, intimidating, threatening, illegal or similarly inappropriate will not be forwarded. A copy of our Stockholder Communications Policy is available on our website at www.huntsman.com.
CORPORATE GOVERNANCE GUIDELINES
The Board has adopted Corporate Governance Guidelines and the Governance Committee is responsible for implementing the guidelines and making recommendations to the Board concerning corporate governance matters. The guidelines are available on our website at www.huntsman.com. We will also furnish copies of the guidelines free of charge to any person who requests them. Requests for copies should be directed to the Corporate Secretary, 10003 Woodloch Forest Drive, The Woodlands, Texas 77380 or to CorporateSecretary@huntsman.com.
Among other matters, the guidelines provide for the following:
•
membership on the Board is made up of a majority of independent directors who, at a minimum, meet the criteria for independence required by the NYSE;

•
each regularly scheduled Board meeting includes an executive session of the non-management directors;

•
the independent directors will meet in executive session at least once annually;

•
the Board and its committees each conduct an annual self-evaluation;

•
non-management directors are not permitted to serve as a director for more than three other public companies;

•
our Chief Executive Officer is not permitted to serve as a director for more than two other public companies;

•
directors are expected to attend all meetings of the Board and of the committees of which they are members;

•
directors not also serving as executive officers are required to offer their resignation effective at the next annual meeting of stockholders upon reaching their 75th birthday;

•
directors are required to offer their resignation upon a change in their principal occupation;

•
directors should function consistent with the highest level of professional ethics and integrity; and

•
to effectively discharge their oversight duties, directors have full and free access to our officers and employees.

FINANCIAL CODE OF ETHICS AND BUSINESS CONDUCT GUIDELINES
The Board has adopted a Financial Code of Ethics applicable to our Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer or Controller. Among other matters, this code is designed to promote:
•
honest and ethical conduct;

•
avoidance of conflicts of interest;

•
full, fair, accurate, timely and understandable disclosure in reports and documents that we file with, or submit to, the SEC and in our other public communications;

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•
compliance with applicable governmental laws and regulations and stock exchange rules;

•
prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

•
accountability for adherence to the code.

In addition, the Board has adopted an integrated set of Business Conduct Guidelines. The Board requires all directors, officers and employees to adhere to these guidelines when addressing the legal and ethical issues encountered in conducting their work. The Financial Code of Ethics and Business Conduct Guidelines are available on our website at www.huntsman.com. We will also furnish copies of the Financial Code of Ethics and Business Conduct Guidelines free of charge to any person who requests them. Requests for copies should be directed to the Corporate Secretary, 10003 Woodloch Forest Drive, The Woodlands, Texas 77380 or to CorporateSecretary@huntsman.com. We intend to disclose any amendments to, or waivers from, either the Financial Code of Ethics or the Business Conduct Guidelines on our website.

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PART 4
COMPENSATION DISCUSSION AND ANALYSIS

WE ASK THAT YOU VOTE TO APPROVE OUR SAY-ON-PAY PROPOSAL

At our 2023 Annual Meeting, our stockholders will again have the opportunity to cast an advisory say-on-pay vote on the compensation paid to our NEOs. We ask that you vote to approve executive officer compensation. Please see “Proposal 2—Advisory Vote to Approve Named Executive Officer Compensation.”
In accordance with the preference expressed by our stockholders at the 2017 annual meeting, we have continued to hold these advisory votes on executive compensation annually. At our 2023 Annual Meeting, our stockholders will once again have the opportunity to cast an advisory vote on the frequency of future say-on-pay votes, which is required to be given once every six years. Please see “Proposal 3—Advisory Vote to Approve Frequency of Advisory Votes on Named Executive Officer Compensation.”

This Compensation Discussion and Analysis, or CD&A, provides information regarding how we paid the following named executive officers, or our NEOs, for 2022:
Name	Title
Peter R. Huntsman	Chairman of the Board, President and Chief Executive Officer, also referred to as our “CEO”

Philip M. Lister	Executive Vice President and Chief Financial Officer

Anthony P. Hankins	Division President, Polyurethanes and CEO—Asia Pacific

David M. Stryker	Executive Vice President, General Counsel and Secretary

R. Wade Rogers	Senior Vice President, Global Human Resources and Chief Compliance Officer

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EXECUTIVE SUMMARY
The Compensation Committee believes that the design of our executive compensation program achieves its primary objective of aligning the financial interests of our NEOs with the creation of long-term stockholder value, as reflected by the pay outcomes in 2022.
The remainder of this CD&A provides additional information about the performance-based design of our executive compensation program, and how the Compensation Committee makes decisions to achieve our program objectives.
COMPENSATION PROGRAM HIGHLIGHTS
COMPANY PERFORMANCE HIGHLIGHTS	COMPENSATION STRUCTURE AND OUTCOMES

2022 was a notable year for our Company marked with significant milestones and strong performance on key financial, strategic, and ESG initiatives, including:
•
Financial:   Delivered $1.15 billion of adjusted EBITDA; exceeded goal for free cash flow; realized significant cost savings through our Optimization Program; and returned approximately $1.2 billion to stockholders through dividends and share repurchases

•
Total Shareholder Return:   Achieved a cumulative TSR of 25.8% for the three-year period ended December 31, 2022, which ranked fourth (in the 66.7th percentile) among our 2020 Performance Peers

•
Strategic:   Announced and closed on the sale of our Textile Effects Division to advance our focus on portfolio enhancement; completed $1 billion in share repurchases, building on the $682 million of share repurchases we completed between 2018 and November 2021; increased the dividend by 13%

•
ESG:   Published our 11th annual sustainability report showcasing disclosures in line with TCFD, SASB and GRI reporting standards and validated by a third party-Limited Assurance; outperformed our process safety goals

The primary objective of our executive compensation program is to align the financial interests of our NEOs with the creation of long-term stockholder value. Key features of the program include:
•
Annual and long-term incentive plans designed to align executives’ pay with Company performance

•
Robust compensation benchmarking against a peer group

•
Comprehensive policies and practices intended to create a sound compensation governance process and support well-informed decision-making

During 2022, the Compensation Committee focused on responding appropriately to the continued business impacts of the pandemic while maintaining our pay-for-performance philosophy. Key decisions included:
•
Approved 2022 annual cash performance award to our NEOs at 120.65% of target incentive based on Company’s performance against preset goals

•
Approved the payout of performance share units awarded in 2020 at 150% of target, reflecting our TSR performance relative to peers over the 2020-2022 period

OUR RESPONSE TO STOCKHOLDER FEEDBACK
We engage in a continuous dialogue with our stockholders and have made numerous changes over the years in response to stockholder feedback.
In response to stockholder feedback, the Compensation Committee has consistently implemented improvements that further align incentive payouts with the creation of stockholder value. Specifically, the Compensation Committee has gradually increased the weighting of performance share units from 30% of equity-based incentives in 2019, to 40% in 2020, 50% in 2021 and 70% in 2022.
In December 2021, as a part of our ongoing review of our executive compensation program and driven by the desire to better align pay outcomes across the Company with performance against preset goals, the Board authorized and is overseeing a multi-year compensation plan that covers all corporate officers and vice presidents, including NEOs, in December 2021. The vesting of these incentives, starting in 2022, is conditioned upon the achievement of the targets presented at our Company’s Investor Day in November 2021 (and described below) with the specific intention of aligning the interests of our officers and other senior level employees with those of all long-term stockholders.
At our 2022 annual meeting, the say-on-pay proposal received the support of approximately 85% of the stockholders casting their votes. Both looking forward and back, the Compensation Committee carefully considers the say-on-pay results and the stockholder feedback we received in determining executive compensation.
Looking forward into 2023 and taking into account stockholder feedback, the Compensation Committee conducted a comprehensive assessment of our CEO’s compensation. We also took into account (1) our desire for increased emphasis on performance-based

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compensation (i.e., pay at risk), and (2) our desire to more closely align executive pay in the Company with peer group practices. The Committee noted that Mr. Huntsman’s total target direct compensation is competitively positioned within the Company’s peer group, but concluded that the allocation of compensation components could be better aligned. Following the review, the Committee decided to reallocate Mr. Huntsman’s total target direct compensation for 2023 as follows:
•
Base salary of $1,300,000, a reduction of 24% from 2022;

•
Target annual cash performance award of 140% of base salary; no change in the target percentage from 2022; and

•
Target value of long-term incentives of $9,880,000, a 19% increase from his 2022 award.

This new allocation will result in 90% of Mr. Huntsman’s total target direct compensation being tied to the Company’s performance in 2023. The Compensation Committee believes the new mix among the components of Mr. Huntsman’s total target direct compensation will achieve its core objectives as described above.
VAST MAJORITY OF 2022 NEO PAY REMAINS AT RISK(1)
Refocusing in 2022, our executive compensation program is designed to ensure that a significant portion of each officer’s total target direct compensation is performance-based. As the charts below illustrate, for 2022, 86% of the CEO’s total target direct compensation was at risk being tied to annual performance against preset goals and/or the performance of our stock. Comparably, 74% of total target direct compensation of our other NEOs in 2022, on average, was at risk.(2)
(1)
NEO pay refers to “total target direct compensation” which consists of (i) annual base salary, (ii) the target annual cash performance award opportunity for 2022, and (iii) the aggregate grant date fair value of long-term equity incentive awards granted in 2022. The amounts actually realized by our NEOs with respect to the annual cash performance awards and long-term equity incentive awards granted in 2022 depend, as applicable, on the level of attainment of the relevant performance goals and the value of our common stock when the awards vest or are exercised.

(2)
We consider compensation to be “at risk” if it is subject to performance-based payment or vesting conditions or if its value depends on stock price appreciation.

REALIZABLE PAY ANALYSIS
Realizable pay provides the Compensation Committee with a tool to validate the alignment of our NEOs’ compensation with the creation of stockholder value, particularly because approximately 67% of our CEO’s pay has been linked directly to our stock performance. Realizable pay reflects the tangible incentive value of equity awards and increases or decreases with fluctuations in market value. When determining the annual equity grants to our NEOs in February of each year, the Compensation Committee believes it is important to take into account not only the grant date values reported in our Summary Compensation Table, but also to consider the effect of the year-end value of our stock on those awards over time.
The chart below reflects our CEO’s total target direct compensation and realizable pay(1) for 2020, 2021, and 2022. In each of the past three years, there has been a strong positive correlation between the realizable value of our CEO’s compensation and our cumulative TSR.(2)

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(1)
Realizable pay for each year is defined as the sum of: (1) base salary, (2) annual cash performance award payout, and (3) the value of equity incentive awards granted in that year (i.e., performance share units, restricted stock and the “in the money” value of stock options) calculated using our stock price, in all cases, as of December 30, 2022 (the last trading day of fiscal year 2022).

(2)
Cumulative TSR measured using the closing stock price at the beginning and end of the performance period and slightly differs from cumulative TSR we use to determine RSU payouts since such calculation is measured using a 20-trading day stock price average at the beginning and end of the performance period to smooth out volatility.

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OBJECTIVES OF HUNTSMAN’S EXECUTIVE COMPENSATION PROGRAM FOR 2022
The primary objective of our executive compensation program is to align the financial interests of our NEOs with the creation of sustainable stockholder value. In support of this objective, our executive compensation program is designed to: (i) align pay with performance; (ii) align our NEOs’ interests with those of our long-term stockholders; (iii) attract, motivate and retain executives critical to our long-term success by providing a competitive compensation structure; (iv) encourage long-term focus; and (v) discourage excessive risk-taking. The chart below indicates the key features of our executive compensation program and how they align with our objectives.
Compensation Feature	Align Pay With Performance	Align NEOs’ and Stockholders’ Interests	Support a Competitive Compensation Structure	Encourage Long-Term Focus	Discourage Excessive Risk-Taking
Salary
Annual Cash Performance Award
Performance Share Units
Restricted Stock Award
Perquisites, Health & Retirement Benefits and Severance Arrangements
Compensation-related policies:
• Clawback Policy
• Stock Ownership Guidelines
• Insider Trading Policy

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ELEMENTS OF HUNTSMAN’S EXECUTIVE COMPENSATION PROGRAM FOR 2022
Additional information about our executive compensation program is provided below, along with a discussion of how various compensation elements align with our compensation objectives.
TOTAL DIRECT COMPENSATION
We provide our executive officers with a mix of pay that reflects our belief that executive compensation should be tied to an appropriate balance of both short- and long-term performance. The Compensation Committee strives to align the relative proportion of each element of total direct compensation with the competitive market and our objectives, as well as to preserve the flexibility to respond to the continually changing global environment in which we operate.
While the Compensation Committee reviews the competitiveness of each NEO’s total direct compensation, it does not target specific percentiles among peer companies when setting compensation levels. Rather, the Compensation Committee considers peer group data among several other factors in setting pay levels. Other factors include each executive’s individual performance, level of responsibility, knowledge, tenure, and experience, as well as internal pay equity among executives with similar experience and job responsibilities.
Generally, as employees move to higher levels of responsibility with greater ability to influence financial results, the percentage of performance-based pay will increase. Total direct compensation received by our NEOs is comprised of the following elements:
Compensation Element		Description and Purpose of the Element
Annual Cash Compensation	Base Salary	Reflective of the NEO’s responsibilities, tenure, job performance, special circumstances (such as overseas assignments) and the market for the NEO’s services.
Annual Cash Performance Award
Cash performance awards are based on performance measured against preset goals and strategic initiatives. For 2022, 100% of our annual cash performance awards were linked to the achievement of the adjusted EBITDA margin, Optimization Program and Free Cash Flow targets set out at the 2021 Investor Day.

Long-Term Equity-Based Compensation	Performance Share Units
Performance-based equity, the vesting of which is contingent on long-term performance against preset goals. For 2022, performance share units represented 70% of equity-based compensation for each of our NEOs, with equal weighting on three-year relative TSR and two-year free cash flow.

Restricted Stock
Time-based equity with the realizable value of grants tied to the value of our common stock over the long term. Three-year ratable vesting provides both retentive value as well as a long-term focus.
For 2022, restricted stock represented just 30% of equity-based compensation for each of our NEOs.

A detailed discussion of 2022 total target direct compensation awarded to our NEOs and graphical illustrations of the proportionate amount of performance-based compensation, is set forth below in “—2022 Executive Compensation Decisions.”

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OTHER ELEMENTS OF COMPENSATION
In addition to the elements of total target direct compensation described above, our executive compensation program includes other elements of compensation that are designed primarily to attract, motivate, and retain executives critical to our long-term success and to provide a competitive compensation structure overall.
Element	Description and Purpose of the Element
Health and Welfare Benefits
We provide our NEOs with health and welfare benefits on the same basis as all employees. These benefits are comparable to those provided to employees and executives at other companies in the chemical industry and the general market.

Retirement and Savings Plans
We provide our NEOs with retirement and savings plan benefits that are comparable to those provided to employees and executives at other companies in the chemical industry and the general market.
For an explanation of the major features of our retirement and savings plans, see “Executive Compensation—Pension Benefits in 2022” and “—Nonqualified Deferred Compensation in 2022.”

Perquisites
We provide our NEOs with limited perquisites that help enable the execution of their duties and are comparable to those provided at other companies in the chemical industry and the general market.
For a description of these perquisites and the amounts paid to our NEOs in 2022, see “Executive Compensation—2022 Summary Compensation Table” and “—Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table.”

Severance Arrangements/Change in Control Benefits
Our NEOs other than Mr. Huntsman are entitled to payments and benefits upon certain severance events through the Huntsman Executive Severance Plan (the “Executive Severance Plan”).(1) Mr. Huntsman has a separate severance arrangement.
These arrangements are designed to provide protection to our executive officers who are primarily tasked with the management of our overall operations and business strategy and are necessary to attract and retain executive talent for our business. We believe these arrangements are consistent with competitive market practices.
For a description of these arrangements, see “Executive Compensation—Potential Payments upon Termination or Change-in-Control.”

(1)
Mr. Hankins is eligible for the greater of the severance benefits payable to him under either the Executive Severance Plan or the U.K. business severance plan. Based on his entitlements under these plans, Mr. Hankins would receive payouts under the Executive Severance Plan.

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2022 EXECUTIVE COMPENSATION DECISIONS
Our executive compensation program is designed such that a significant portion of each officer’s total target direct compensation is performance-based. The Compensation Committee’s decisions regarding the mix of pay reflects the Committee’s and the Board’s compensation philosophy, market reference data provided by Meridian and each officer’s role in achieving our strategic objectives.
2022 BASE SALARY CHANGES
The Compensation Committee reviews the base salaries of our NEOs annually to determine whether adjustments are necessary or appropriate. The Compensation Committee determined that Messrs. Hankins, Stryker and Rogers each received a modest increase to their base salary rate consistent with the salary adjustments provided to our employee population generally. Mr. Lister received a higher-than-average increase to improve alignment of his salary to comparables from the chemical industry and our Proxy Peers. Mr. Huntsman’s base salary remained unchanged.
Executive Officer	2021(1)	2022(1)	% Increase
Peter R. Huntsman	$1,700,000	$1,700,000	N/A

Philip M. Lister	$500,000	$600,000	20.0%

Anthony P. Hankins	$1,005,402	$1,035,564	3.0%

David M. Stryker	$593,109	$610,902	3.0%

R. Wade Rogers	$502,701	$517,782	3.0%

(1)
Changes in base salary rate are effective as of April 1 of the applicable year.

2022 ANNUAL CASH PERFORMANCE AWARD
Our annual cash performance awards are designed to reward our NEOs for achievement of annual performance goals set by the Compensation Committee.
2022 Award Pool.   Each year, the Compensation Committee establishes an award pool, which provides a mechanism to fund the annual cash performance awards. Under the formula used to establish the award pool, the maximum amount that could be paid to our executive officers covered by the award pool (including our NEOs) was 2% of adjusted EBITDA. Individual award amounts were limited to an allocated portion of the award pool for each covered officer. The Compensation Committee retains discretion to make awards to our executive officers that are less than their individual allocation. Actual awards paid to our NEOs under the 2022 award pool were based on the achievement of financial and strategic performance objectives discussed below.
2022 Performance Measures and Goals.   The determination of the NEO’s individual annual incentive awards is based on actual performance relative to specific financial and strategic performance measures, subject to the award pool limitation described above. The performance measures are selected because of their importance to our operations and contribution to the creation of stockholder value.

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The following table provides additional detail regarding the performance measures selected for the 2022 annual cash performance awards.
Performance Measure	What It Is	Why We Believe It Is Important
Adjusted EBITDA margin
The quality of our adjusted EBITDA, which is an indicator of general economic performance that is not affected by debt restructurings, fluctuations in interest rates or effective tax rates, or levels of depreciation and amortization

Focuses our Company and its management on expanding our earnings multiple and a metric by which our stockholders measure our financial performance, thus aligning the interests of management with those of our long-term stockholders

Free cash flow	Operating cash from continuing operations less capital expenditures from continuing operations less net cash proceeds from the Albemarle settlement.
Important measure of the financial performance of our Company with a significant impact on our strategic planning, liquidity and the ability to reduce our leverage through cash repayments on outstanding debt

Optimization Program	A metric aimed at increasing operational efficiency across the enterprise and reducing annual run rates for divisional and functional operating costs
Focuses our Company and its management on specific value creation initiatives such as M&A, site consolidation and/or closures, divisional rightsizing, implementing regional GBS centers, strategic vendor management, commercial excellence programs and supply chain optimization

EH&S performance	Measures achievement of environmental performance and injury reduction objectives	Discourages risk-taking for short-term profits to the detriment of the long-term health of our Company
The Compensation Committee also established threshold, target, and maximum performance goals for each of the financial performance measures relevant to our NEOs (dollars in millions):
Performance Measure	Threshold	Target	Maximum
Adjusted EBITDA margin	16.0%	16.5%	17.0%

Free cash flow	$439.7	$513.0	$549.6

Optimization Program	$120.0	$160.0	$180.0
Targets are set at aggressive levels that are intended to require significant effort to achieve. Achievement levels between threshold and target result in payouts from 0% to 100% of target awards. Achievement levels between target and maximum result in payouts from 100% to 200% of target awards. The Compensation Committee believes that requiring a minimum adjusted EBITDA threshold be met to receive any payment with respect to the annual cash performance awards both aligns executives’ interests with those of stockholders and prevents excessive annual cash performance award payments in times when our financial performance fails to meet our expectations. If we achieve adjusted EBITDA of less than 85% of target, the payout for all other components may be capped at target at the discretion of the Compensation Committee. If adjusted EBITDA is less than the threshold goal of 75% of target, then payment of any other component of the award would be at the discretion of our CEO and the Compensation Committee.
2022 Annual Cash Performance Award Design.   The Compensation Committee establishes target annual cash performance award amounts for the NEOs set as a percentage of their base salaries. The following table summarizes the target and maximum annual cash performance award amounts, performance measures and corresponding weightings for each of our NEOs for 2022.

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Executive Officer	Target % of Base Salary	Maximum % of Base Salary	Performance Measures	Weightings
Peter R. Huntsman	140%	280%	Adjusted EBITDA margin	33.3%
			Free cash flow	33.3%
			Optimization Program	33.3%

Philip M. Lister	80%	160%	Adjusted EBITDA margin	33.3%
			Free cash flow	33.3%
			Optimization Program	33.3%

Anthony P. Hankins	80%	160%	Adjusted EBITDA margin	33.3%
			Free cash flow	33.3%
			Optimization Program	33.3%

David M. Stryker	80%	160%	Adjusted EBITDA margin	33.3%
			Free cash flow	33.3%
			Optimization Program	33.3%

R. Wade Rogers	70%	140%	Adjusted EBITDA margin	33.3%
			Free cash flow	33.3%
			Optimization Program	33.3%
The target and maximum cash performance award amounts for the NEOs were set to generally align with competitive levels relative to comparable executive positions at our Proxy Peers (as defined below) and other chemical and general industrial companies. Potential payouts of individual annual cash performance awards depend upon both Company performance and individual contributions to our success, with the target and maximum award amounts serving as guidelines for ultimate payouts. The awards may be modified based on EH&S performance as discussed below.
2022 Financial Performance.   For 2022, actual performance and performance as a percentage of targets were as follows (all dollar amounts are in millions):
Performance Criteria	2022 Target Performance	2022 Actual Performance	% of Target
Adjusted EBITDA margin	16.5%	14.4%	87.3%

Free cash flow	$513.0	$542.7	105.8%

Optimization Program	$160.0	$195.9	122.4%
2022 EH&S Performance.    For each of our NEOs, our EH&S performance was measured against preset goals including: (a) ASTM 2920 Level 1 injury rate; and (b) process severity index, each of which is a performance measure of our injury reduction objectives. A shortfall in achieving our EH&S performance targets results in a reduction of 5% of the overall payout. The actual performance and performance as a percentage of targets in 2022 were as follows:
Performance Criteria	2022 Performance Target	2022 Performance	% of Target
ASTM 2920 Level 1 injury rate	0.160	0.209	76.6%

Process severity index	0.150	0.118	127.1%
2022 Annual Cash Performance Awards.   Actual incentive awards are determined as follows:
The overall performance score reflects the weighted average results of our performance relative to the goals set for each performance measure, as described above. The final annual cash performance award for each NEO was reduced by 5% due to a shortfall in the ASTM 2920 Level 1 injury rate performance criteria. The CEO presents the Compensation Committee with recommendations

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for the annual cash performance awards for each of the other executive officers, including the other NEOs. The Compensation Committee reviews the CEO’s recommendations, as well as the CEO’s performance, and makes such adjustments as it deems appropriate in its determination of the award payouts.
Based on our performance results discussed above, the Compensation Committee awarded the following annual cash performance awards for 2022.
Executive Officer	Target Award Amounts	% of Target Award Earned	Cash Performance Award Earned
Peter R. Huntsman	$2,380,000	120.65%	$2,871,576

Philip M. Lister	$480,000	120.65%	$579,141

Anthony P. Hankins	$828,452	120.65%	$999,564

David M. Stryker	$488,722	120.65%	$589,664

R. Wade Rogers	$362,447	120.65%	$437,309

LONG-TERM EQUITY COMPENSATION
For 2022, the Compensation Committee approved the grant of 1) performance share units that would vest upon the achievement of relative TSR milestones; and 2) time-based restricted stock. The Compensation Committee believes relative TSR is an appropriate long-term performance metric for the performance share units because it promotes stockholder alignment and is a prevalent metric used by our peer companies. To further align performance share outcomes with the creation of stockholder value, if absolute TSR is negative, the number of performance share units that can vest at the end of the performance period is capped at the target number of performance share units,
Equity Award Mix.   For 2022, the Compensation Committee approved an award mix of performance share units (70% value) and restricted stock (30% value). At the time, the Compensation Committee believed this increased emphasis on performance further enhances the mix of long-term equity-based incentives by further linking payouts to achievement of three-year relative TSR.
The following table illustrates the evolution of our long-term equity-based compensation in the last three years.
Fiscal Year	Performance Share Units	Stock Options	Restricted Stock
2020	40%	20%	40%

2021	50%	0%	50%

2022	70%	0%	30%
The Compensation Committee targeted long-term equity compensation awards for the NEOs at levels intended to competitively position the total target direct compensation of the executive officers and to reflect the individual roles and contributions of our NEOs. The target award amounts were converted to a number of shares based on the stock price on the date of the respective award grants. The 2022 long-term equity incentive awards approved for the NEOs were as follows:
Executive Officer	Target Performance Share Units(1)(2)	Restricted Stock	Total Target Award Value
Peter R. Huntsman	141,570	60,673	$8,300,000

Philip M. Lister	22,174	9,503	$1,300,000

Anthony P. Hankins	34,114	14,620	$2,000,000

David M. Stryker	23,880	10,234	$1,400,000

R. Wade Rogers	17,960	7,697	$1,053,000
Performance-Based Awards Granted in 2022.   The relative TSR performance share units granted in 2022 comprise 50% of the target performance share units and will vest or lapse on December 31, 2024, depending on the achievement of relative TSR performance during the performance period from January 1, 2022 to December 31, 2024, subject to the executive’s continued service. To ensure better alignment of payouts with stockholder value created, in cases where absolute TSR is negative at the end

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of the performance period, any payout would be capped at the target number of performance share units even if relative TSR performance would have resulted in a payout above target. The performance share unit awards are settled in stock upon vesting and any dividends paid with respect to the underlying shares are accumulated and paid when and to the extent the award vests and is earned, either in cash or additional shares at the Compensation Committee’s election.
The Company peer group used to determine relative TSR performance (the “2022 Performance Peers”) represents industry-specific public companies. Although there is some overlap between the two groups, the 2022 Performance Peers as further described below differ from our Proxy Peers in that our 2022 Performance Peers are companies whose valuations are influenced by similar financial measures and we compete against these companies for market share and investor capital.
The free cash flow performance share unit awards granted in 2022 comprise 50% of the target performance share units and vest on December 31, 2023, subject to the achievement of cumulative free cash flow subject to continued service. The number of performance share units shall be increased by 20% if our relative TSR is above the 75th percentile of our 2022 Performance Peers over the performance period. Conversely, the number of performance share units shall be decreased by 20% if our relative TSR against our 2022 Performance Peers over the performance period is at or below 25th percentile.
The 2022 Performance Peers, which we developed with guidance from Meridian, were as follows:
• Ashland Global Holdings Inc.	• Covestro AG	• H.B. Fuller Company
• BASF Corp.	• Dow Inc.	• Lanxess AG
• Celanese Corporation	• Eastman Chemical Company	• Trinseo S.A.
• Clariant AG	• Evonik	• Westlake Chemical
For each 2022 Performance Peer, TSR is measured using a 20-trading day stock price average at the beginning and end of the performance period to smooth out volatility. Determination of payouts, if any, will be made based on our TSR percentile performance relative to the 2022 Performance Peers at the end of the performance period. The maximum number of performance share units that may be earned under the program is 200% of the target number of shares granted if our TSR performance ranks in the 90th percentile of the 2022 Performance Peers. If our TSR performance ranks below the 25th percentile of the 2022 Performance Peers, there can be no payout. Median performance at 50th percentile results in payout at target.
Additional details regarding these 2022 grants are provided under “Executive Compensation—Grants of Plan-Based Awards in 2022” below.
Time-Based Awards Granted in 2022.   The restricted stock granted in 2022 are subject to a three-year ratable annual vesting schedule that requires service for a continuous three-year period to become fully vested.
Payout of 2020 Performance Share Unit Awards.   Payouts for the 2020-2022 performance share unit cycle were based on our relative TSR results for the three-year period ended December 31, 2022. Payouts could range from 0% to 200% of target based on the Company’s TSR ranking relative to the nine companies in the performance peer group established upon the grant date in 2020. The “2020 Performance Peers” were as follows:
• Albemarle Corporation	• Clariant AG	• Eastman Chemical Company
• Ashland Inc.	• Covestro AG	• H.B. Fuller Company
• Celanese Corporation	• Dow Inc.	• Lanxess AG
Based on the award parameters, the Company’s TSR of 25.8% for the three-year period ended December 31, 2022 ranked fourth (in the 66.7th percentile) among the 2020 Performance Peers, resulting in a final payout of 150.0% of the target number of performance share units awarded. Based on the result, the Compensation Committee approved the payout of the following number of shares:
Executive Officer(1)	Target Award Amount	Number of Shares Earned
Peter R. Huntsman	141,133	211,700

Anthony P. Hankins	32,498	48,747

David M. Stryker	24,141	36,212

R. Wade Rogers	18,570	27,855

(1)
Mr. Lister did not receive any performance share units for the 2020-2022 performance period.

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HOW WE DETERMINE EXECUTIVE COMPENSATION
As directed by the Compensation Committee, our CEO and our Senior Vice President and head of Global Human Resources coordinates the annual review of the executive compensation program. This review includes an evaluation of our performance, corporate goals and objectives relevant to compensation, and compensation payable under various circumstances, including upon retirement or a change of control. In making its decisions regarding each NEO’s compensation, the Compensation Committee considers the nature and scope of all elements of an executive’s total compensation package, the executive’s responsibilities and his or her effectiveness in supporting our key strategic, operational and financial goals. This review includes an evaluation of each NEO’s historical pay and career development, individual and corporate performance, and competitive practices and trends.

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ROLES OF THE COMPENSATION COMMITTEE, EXECUTIVE MANAGEMENT AND THE COMPENSATION CONSULTANT
The Compensation Committee, the Committee’s independent Compensation Consultant, Meridian, and executive management each play a key role in the Compensation Committee’s annual review, evaluation and approval of our executive compensation programs.
Compensation Committee
•
Articulates our compensation philosophy, establishes our executive compensation program, and implements policies and plans covering our executive officers.

•
Reviews, evaluates, and approves the compensation structure and level for all our executive officers.

•
Reviews each element of compensation annually for our CEO and makes recommendations for approval to the independent members of the Board (including those members who serve on the Compensation Committee).

•
Evaluates each executive officer’s performance, including through reports from other members of executive management other than with respect to our CEO and may apply discretion in determining individual compensation decisions.

Executive Management
•
Our CEO articulates our strategic direction and works with the Compensation Committee to identify and set appropriate targets for executive officers (other than himself).

•
Our CEO is assisted by our Senior Vice President and head of Global Human Resources who provides advice on the design and development of our compensation programs, the interpretation of compensation data and the effects of adjustments, and modifications to our compensation programs.

•
Our CEO and the Senior Vice President and head of Global Human Resources make recommendations to the Compensation Committee regarding each element of compensation for each of our NEOs (other than the CEO).

•
Our CEO also provides the Compensation Committee with his evaluation with respect to each NEO’s performance (other than his own performance) during the prior year.

•
Our finance and legal departments also assist our CEO and the Senior Vice President and Global Human Resources by advising on legal and financial considerations relevant to these programs.

Compensation Consultant (Meridian)
•
Advises the Compensation Committee in its oversight role, supports the Compensation Committee’s interaction with executive management in the executive compensation design process, and provides independent compensation data and analysis to facilitate the annual review of our compensation programs.

•
At the direction of the Compensation Committee, evaluates levels of executive officer and director compensation as compared to general market compensation data and peer data as discussed below.

•
Evaluates proposed compensation programs or changes to existing programs, provides information on current executive compensation trends, and updates the Compensation Committee on applicable legislative, technical and governance matters.

CONSIDERATION OF PEER COMPENSATION
To assist in its determination of the 2022 target total direct compensation levels for our executive officers, the Compensation Committee directed Meridian to undertake a compensation benchmarking review for each element of compensation, as well as information regarding incentive plan designs and pay practices for executives in similar positions among a selected peer group of companies (the “Proxy Peers”). Information in the compensation peer review served as a reference in the Compensation Committee’s

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overall assessment of the competitiveness of our executive compensation program. Criteria used to select the Proxy Peer companies include financial measures (i.e., revenue, market capitalization and/or net income) and the industry segment in which we operate.
As a result of a comprehensive review in mid-2021, the Compensation Committee approved the addition of six companies to the Proxy Peers. The changes were made to position Huntsman near the median in terms of size (as measured by revenues), better align with certain external perspectives, and offer a more robust data set for conducting competitive benchmarking. For the compensation benchmarking review that informed the 2022 compensation decisions, our Proxy Peers consisted of the following 20 companies:
• Air Products & Chemicals Inc.	• Ecolab Inc.	• Scotts Miracle-Gro Company
• Avery Dennison Corporation	• FMC Corporation	• Sealed Air Corporation
• Aviant Corporation	• LyondellBasell Industries N.V.	• The Chemours Company
• Axalta Coating Systems Ltd.	• Olin Corporation	• The Mosaic Company
• Celanese Corporation	• PPG Industries Inc.	• The Sherwin-Williams Company
• CF Industries Holdings, Inc.	• Packaging Corporation of America	• Westlake Chemical Corporation
• Eastman Chemical Company	• RPM International Inc.
As a supplement to competitive market data from the Proxy Peers, and to assess data for positions in which pay information is not publicly disclosed, the Compensation Committee also considered competitive market data across a broader group of chemical and general industrial companies. These data points were provided by the Equilar Executive Compensation Survey and were included in the compensation peer review. The Compensation Committee considers competitive ranges among our Proxy Peers and the broader industry groups and does not use the data to target specific percentiles within these groups.
The Compensation Committee believes the combination of these perspectives and points of reference offers an appropriate basis for assessing the competitiveness of the compensation for our NEOs.
INDEPENDENCE OF COMPENSATION ADVISERS
Since 2011, the Compensation Committee has retained Meridian as its compensation consultant. Meridian is an independent compensation consulting firm and does not provide any services to us outside of matters pertaining to executive officer and director compensation. Meridian reports directly to the Compensation Committee, which is solely responsible for determining the scope of services performed by Meridian and the directions given to Meridian regarding the performance of such services. Meridian attends Compensation Committee meetings as requested by the Compensation Committee.
The Compensation Committee determined that the services provided by Meridian to the Compensation Committee during 2022 did not give rise to any conflicts of interest. The Compensation Committee made this determination by assessing the independence of Meridian under the six independence factors adopted by the SEC and incorporated into the NYSE Corporate Governance Listing Standards. Further, in making this assessment, the Compensation Committee considered Meridian’s written correspondence to the Compensation Committee that affirmed the independence of Meridian and the partners, consultants and employees who provide services to the Compensation Committee on executive and director compensation matters.

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COMPENSATION POLICIES AND PRACTICES
STOCK OWNERSHIP GUIDELINES
The Board has adopted Director and Executive Stock Ownership Guidelines (the “Guidelines”) to more closely align the interests of our directors and executives with those of our long-term stockholders through all industry cycles and market conditions. The Guidelines require directors and executive officers to achieve and maintain ownership of our stock equal to six times base salary for the CEO, three times base salary for all other executive officers and three times the annual cash retainer for directors. The stock ownership requirement is based on the participant’s base salary or annual retainer (as applicable) and the closing stock price on July 15 of each calendar year.
During any year in which a director or executive does not meet the applicable ownership target, the director or executive is required to retain at least 50% of net shares delivered through the Company’s stock incentive plans (“net shares” means the shares remaining after deducting shares for the payment of taxes and, in the case of stock options, after deducting shares for payment of the exercise price of stock options). Shares acquired by a participant prior to becoming subject to the Guidelines are not subject to the retention restriction. There are exceptions to the retention requirement for estate planning, gifts to charity, education and a participant’s primary residence. In addition, hardship exemptions may be made in rare instances. A copy of the Guidelines is available on our website at www.huntsman.com.
As of July 15, 2022, all of our directors and NEOs have either met these guidelines or are progressing toward meeting the guidelines within a reasonable period of time. The following table provides the minimum stock ownership level for each NEO, and the percentage of the ownership guideline achieved by the executive officer as of July 15, 2022:
Executive Officer(1)	Ownership	Share Ownership Target	% of Guideline Achieved
Peter R. Huntsman	6x	354,200	>100%

Philip M. Lister	3x	62,500	57%

Anthony P. Hankins	3x	107,900	>100%

David M. Stryker	3x	63,600	>100%

R. Wade Rogers	3x	53,900	>100%
CLAWBACK POLICY
Under our Executive Compensation Clawback Policy, we may recover performance-based compensation that was based on achievement of quantitative performance targets if an executive officer engaged in fraud or intentional illegal conduct materially contributing to a financial restatement. We may also recover any awards made to an executive during the prior three years should the executive engage in activity that materially contributes to a financial restatement. A copy of the Clawback Policy is available on our website at www.huntsman.com.
POLICIES ON HEDGING AND PLEDGING
We do not generally prohibit all transactions designed to hedge or offset decreases in the market value of our equity securities. However, our Insider Trading Policy includes certain trading restrictions, which prohibit employees (including our officers), directors and related persons from engaging in short-term speculative transactions in our securities. Such persons may not execute short sales or transactions in options (such as puts and calls) or any other derivative securities on a securities exchange, in any other organized market or in a private transaction. As of the date of this Proxy Statement, none of our directors or executive officers has engaged in any hedging transactions.
While we do not prohibit pledging shares, persons subject to our Insider Trading Policy are required to exercise caution when holding securities in a margin account where such securities could be pledged as collateral.
COMPENSATION POLICIES AND PRACTICES AS THEY RELATE TO RISK MANAGEMENT
The Compensation Committee believes that our compensation programs are appropriately designed to provide a level of incentives that does not encourage our executive officers and employees to take unnecessary risks in managing their respective business divisions or functions and in carrying out their employment responsibilities. Specifically:

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•
a substantial portion of our executive officers’ compensation is performance-based, consistent with our approach to executive compensation;

•
our annual cash performance award program is designed to reward annual financial and/or strategic performance in areas considered critical to our short- and long-term success and features a cap on the maximum amount that can be earned in any single year;

•
we measure performance in many areas other than Company profit, such as environmental, health and safety goals, cost saving initiatives and corporate compliance, to determine an executive’s annual cash performance award;

•
our long-term equity incentive awards are intended to be aligned with long-term stockholder interests through their link to our stock price, TSR and multi-year ratable vesting schedules;

•
our executive stock ownership guidelines are intended to provide a long-term focus by requiring our executives to personally hold significant levels of our stock; and

•
we maintain a clawback policy that is intended to discourage risk-taking that focuses excessively on short-term financial performance.

The Compensation Committee believes that the various elements of our executive compensation program sufficiently incentivize our executives to act based on the sustained long-term growth and performance of our Company.
ACCOUNTING AND TAX TREATMENT OF THE ELEMENTS OF COMPENSATION
The financial reporting and income tax consequences to us of individual compensation elements are important considerations for the Compensation Committee, which takes into account, among other considerations, Internal Revenue Code Section 162(m) limitations on the deductibility of compensation in excess of $1 million paid to certain covered individuals, including each of our NEOs, in any calendar year.
COMPENSATION COMMITTEE REPORT
The Compensation Committee has reviewed and discussed Huntsman Corporation’s Compensation Discussion and Analysis for the fiscal year ended December 31, 2022 as set forth above with Huntsman management. Based on this review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.
COMPENSATION COMMITTEE,
Sonia Dulá, Chair
Curtis E. Espeland (member since May 2022)
José Muñoz (member since May 2022)

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PART 5
EXECUTIVE COMPENSATION

2022 SUMMARY COMPENSATION TABLE
The following table details compensation earned in the years ended December 31, 2022, 2021 and 2020 by our NEOs. Our compensation policies are discussed in “Compensation Discussion and Analysis” above. 2020 compensation information is not presented for Mr. Lister because he was not an NEO in that year.
Name and Principal Position	Year	Salary	Bonus	Stock Awards(1)	Option Awards(2)	Non-Equity Incentive Plan Compensation(3)	Change in Pension Value & Nonqualified Deferred Compensation Earnings(4)	All Other Compensation(5)	Total
Peter R. Huntsman Chairman, President and Chief Executive Officer	2022	$1,700,000	—	$8,300,053	—	$2,871,576	—	$508,394	$13,380,023
	2021	$1,700,000	—	$8,000,000	—	$4,002,158	—	$363,983	$14,066,141
	2020	$1,700,000	—	$6,080,010	$1,520,001	$1,190,000	$2,623,213	$416,734	$13,529,958

Philip M. Lister Executive Vice President and Chief Financial Officer	2022	$575,000	—	$1,300,024	—	$579,141	—	$143,319	$2,597,484
	2021	$427,188	—	$754,980	$145,004	$556,414	$18,564	$62,578	$1,964,728

Anthony P. Hankins(6) Division President, Polyurethanes and CEO—Asia Pacific	2022	$1,028,024	—	$2,000,044	—	$999,564	—	$549,905	$4,577,536
	2021	$993,434	—	$2,000,028	—	$1,314,828	$2,104,874	$380,489	$6,793,653
	2020	$957,526	—	$1,400,014	$350,003	$383,010	$1,156,756	$643,168	$4,890,477

David M. Stryker Executive Vice President, General Counsel & Secretary	2022	$606,454	$1,000,000	$1,400,038	—	$589,664	—	$20,700	$3,616,856
	2021	$589,493	—	$1,368,982	—	$892,785	$15,796	$28,698	$2,895,753
	2020	$578,643	—	$1,039,994	$260,001	$231,457	$260,210	$29,690	$2,399,995

R. Wade Rogers Senior Vice President, Global Human Resources and Chief Compliance Officer	2022	$514,012	—	$1,052,963	—	$437,309	—	$110,514	$2,114,798
	2021	$496,717	—	$1,053,002	—	$662,110	—	$76,914	$2,288,743
	2020	$478,763	—	$799,996	$200,002	$167,567	$392,357	$92,825	$2,131,510

(1)
This column reflects the aggregate grant date fair value of awards of restricted stock and performance share units for each NEO computed in accordance with FASB ASC Topic 718, disregarding the estimate of forfeitures. For purposes of restricted stock awards, fair value is calculated using the closing price of our stock on the date of grant. For purposes of performance share unit awards, the amount shown reflects the full grant date fair value computed in accordance with FASB ASC Topic 718 based on probable achievement of the market conditions, which is consistent with the estimate of aggregate compensation to be recognized over the service period, excluding the effect of estimated forfeiture. The value of the award at the grant date assuming that the highest level of performance conditions will be achieved is $15,272,092, $2,392,016, $3,680,057, $2,576,080, and $1,937,457 for Messrs. Huntsman, Lister, Hankins, Stryker, and Rogers, respectively. For information on the valuation assumptions regarding stock awards, refer to the notes to our financial statements in our annual report on Form 10-K for the applicable year ended December 31, 2022, 2021, or 2020, respectively, as filed with the SEC. These amounts reflect the fair value of the reported awards on the date of grant and may not correspond to the actual value that will be recognized by the NEOs.

(2)
This column reflects the aggregate grant date fair value of stock options for each NEO computed in accordance with FASB ASC Topic 718, disregarding the estimate of forfeitures. The fair value of each stock option award is determined on the date of the grant using the Black-Scholes valuation model. For information on the valuation assumptions regarding option awards, refer to the notes to our financial statements in our annual report on Form 10-K for the applicable year ended December 31, 2022, 2021, or 2020, respectively, as filed with the SEC.

(3)
This column reflects the annual cash performance awards that were earned for the years included. Amounts for 2022 will be paid during the first quarter of 2022. These awards are discussed in further detail under “Compensation Discussion and Analysis—2022 Executive Compensation Decisions—2022 Annual Cash Performance Award.”

(4)
This column reflects the aggregate amount of any change in pension value for the years included for each of the NEOs, to the extent any such aggregate change is positive. See “—Pension Benefits in 2022” for additional information regarding the 2022 amounts, including the present value assumptions used in this calculation. None of the NEOs had above market or preferential earnings on nonqualified deferred compensation during 2022. See “—Nonqualified Deferred Compensation in 2022” for additional information.

(5)
The methodology used to compute the cost of perquisites and other personal benefits for each individual NEO is based on the cost to our Company calculated in accordance with SEC rules. The table below details the components reported in the “All Other Compensation” column of the Summary Compensation Table for 2022.

54	HUNTSMAN 2023 PROXY

HUNTSMAN CORPORATION: PROXY STATEMENT

Amounts in the table were either paid directly by us or were reimbursed by us to the NEOs. See “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table” below for additional information about these amounts.
	Peter R. Huntsman(a)	Philip M. Lister(b)	Anthony P. Hankins(c)	David M. Stryker(d)	R. Wade Rogers(e)
Personal Use of Auto	—	—	—	—	$17,989

Use of Company Aircraft(f)(g)	$137,772	$30,178	$10,748	—	—

Foreign Assignment Costs & Allowances	—	—	$142,587	—	—

Foreign Assignment Tax Gross-Up	—	—	$157,381	—	—

Company Contributions

401(k) Plan Match	$12,200	$12,200	$12,200	$12,200	$12,200

401(k) Plan Non-discretionary Contribution	$18,300	$18,300	$18,300	—	$18,300

Supplemental Savings Plan Match	$8,300	$31,114	$81,514	$8,300	$8,300

Supplemental Savings Plan Non-discretionary Contribution	$323,829	$49,585	$122,271	—	$52,267

Supplemental Savings Plan Tax Gross-Up	$7,993	$1,942	$4,904	$200	$1,458

Total	$508,394	$143,319	$549,905	$20,700	$110,514

(a)
Mr. Huntsman used 34.1 flight hours in 2022. Contributions to the Supplemental Savings Plan on Mr. Huntsman’s behalf are included in our Nonqualified Deferred Compensation Table below. In 2022, we incurred $7,993 to gross up Medicare taxes associated with our contributions to the Supplemental Savings Plan.

(b)
Mr. Lister used 7.3 flight hours in 2022. Contributions to the Supplemental Savings Plan on Mr. Lister’s behalf are included in our Nonqualified Deferred Compensation Table below. In 2022, we incurred $1,942 to gross-up Medicare taxes associated with our contributions to the Supplemental Savings Plan.

(c)
Mr. Hankins used 2.6 flight hours in 2022. As a citizen of the U.K. with residence in the U.S., we incurred foreign assignment costs on Mr. Hankins’ behalf during 2022 that included $53,786 in housing allowances and costs and $88,802 for perquisites, including foreign assignment and car allowances. In addition, we incurred $157,381 in tax gross ups and equalization associated with Mr. Hankins’ foreign assignment. Contributions to the Supplemental Savings Plan on Mr. Hankins’ behalf are included in our Nonqualified Deferred Compensation Table below. In 2022, we incurred $4,904 to gross-up Medicare taxes associated with our contributions to the Supplemental Savings Plan.

(d)
Contributions to the Supplemental Savings Plan on Mr. Stryker’s behalf are included in our Nonqualified Deferred Compensation Table below. In 2022, we incurred $200 to gross-up Medicare taxes associated with our contributions to the Supplemental Savings Plan.

(e)
Contributions to the Supplemental Savings Plan on Mr. Rogers’ behalf are included in our Nonqualified Deferred Compensation Table below. In 2022, we incurred $1,458 to gross-up Medicare taxes associated with our contributions to the Supplemental Savings Plan.

(f)
From time to time, our executive officers may use our Company aircraft for commuting and other related purposes. We generally consider costs related to commuting use of our Company aircraft to be necessary business expenses for reasons of security, personal safety, and efficiency. However, SEC rules require that we include in the “Summary Compensation Table” the incremental cost to us of certain flights or portions of certain flights as a perquisite. Therefore, the amounts shown for Mr. Huntsman and Mr. Hankins for use of our Company aircraft primarily reflect the aggregate incremental cost to our Company for: (i) elements of business or business-related flights and (ii) all personal flights taken for non-commuting, non-business purposes. All use of our Company aircraft by our NEOs in 2022 was consistent with our Aircraft Use Policy. See “—Narrative Disclosure to Summary Compensation Table and Grants of Plan Based Awards Table—Aircraft Use Policy” for additional information.

(g)
The incremental cost to us of personal use of our Company aircraft includes costs related to fuel, maintenance, repairs, navigation, aircraft supplies, crew travel, catering, etc. Because our aircraft is used primarily for business travel, this methodology excludes fixed costs that do not change based on usage, such as the salaries and benefits of pilots and crew, amortization cost of aircraft, and depreciation. The reported amounts are determined based on the number of flight hours used by our NEOs. The hourly rate of incremental cost is calculated quarterly and may result in variances from quarter to quarter.

(6)
For reporting purposes, the 2022 pension value for Mr. Hankins has been converted using an exchange rate of 1 GBP to 1.3401 USD, which was the exchange rate as of February 28, 2022 (which is the internal date used to estimate pro forma elements of compensation). Values for 2020 and 2021 were calculated based on exchange rates applicable in those years and have not been recast to conform to the 2022 GBP exchange rate.

55	HUNTSMAN 2023 PROXY

HUNTSMAN CORPORATION: PROXY STATEMENT

GRANTS OF PLAN-BASED AWARDS
The following table provides information about annual cash performance awards granted through our annual cash performance award program and long-term equity incentive awards granted through the 2016 Stock Incentive Plan to the NEOs in 2022.
Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units(3)	All Other Option Awards: Number of Securities Underlying Options(4)	Exercise or Base Price of Option Awards(5)	Grant Date Fair Value of Stock and Option Awards(6)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	(#)	(#)	($/Sh)	($)
Peter R. Huntsman	02/17/22	—	$2,380,000	$4,760,000	—	—	—	—	—	—	—

	02/17/22(a)	—	—	—	35,392	70,785	169,884	—	—	—	$2,905,016

	02/17/22(b)				17,696	70,785	141,570				$2,905,016

	02/17/22	—	—	—	—	—	—	60,673	—	—	$2,490,020

Philip M. Lister	02/17/22	—	$480,000	$960,000	—	—	—	—	—	—	—

	02/17/22(a)	—	—	—	5,543	11,087	26,608	—	—	—	$455,010

	02/17/22(b)	—	—	—	2,771	11,087	22,174	—	—	—	$455,010

	02/17/22	—	—	—	—	—	—	9,503	—	—	$390,003

Anthony P. Hankins	02/17/22	—	$828,452	$1,656,903	—	—	—	—	—	—	—

	02/17/22(a)	—	—	—	8,528	17,057	40,936	—	—	—	$700,019

	02/17/22(b)				4,264	17,057	34,114				$700,019

	02/17/22	—	—	—	—	—	—	14,620	—	—	$600,005

David M. Stryker	02/17/22	—	$488,722	$977,443	—	—	—	—	—	—	—

	02/17/22(a)	—	—	—	5,970	11,940	28,656	—	—	—	$490,018

	02/17/22(b)				2,985	11,940	23,880				$490,018

	02/17/22	—	—	—	—	—	—	10,234	—	—	$420,003

R. Wade Rogers	02/17/22	—	$362,447	$724,895	—	—	—	—	—	—	—

	02/17/22(a)	—	—	—	4,490	8,980	21,552	—	—	—	$368,539

	02/17/22(b)				2,245	8,980	17,960				$368,539

	02/17/22	—	—	—	—	—	—	7,697	—	—	$315,885

(1)
These columns show annual cash performance awards granted under our annual cash performance award program to the NEOs in 2022. See the chart and accompanying narrative disclosure in “Compensation Discussion and Analysis—2022 Executive Compensation Decisions—2022 Annual Cash Performance Award” for additional information with respect to these amounts. The amounts reported in the table represent the target and maximum cash performance award guidelines established by the Compensation Committee but do not reflect the maximum annual dollar denominated incentive award amount that could be paid under the annual pool program to our executive officers (including our NEOs), which in 2022 may not exceed 2% of corporate adjusted EBITDA. The amounts actually earned by each of the NEOs pursuant to our annual cash performance award program for 2022 are reported in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.

(2)
These columns show performance share units granted under the 2016 Stock Incentive Plan to the NEOs in 2022 as follows:

(a)
The performance share units vest on December 31, 2023, subject to the achievement of cumulative free cash flow. Amounts reported in the (i) “Threshold” column reflect the threshold number of performance share units (50% of target) that may be earned for a minimum level of performance, (ii) “Target” column reflects the target number of performance share units, or 100%, that may be earned and (iii) “Maximum” column reflect the maximum number of performance share units that may be earned (240% of target), in each case, based on cumulative free cash flow achievement, then modified further an additional 20% against relative TSR performance metric achievement. If performance is below the threshold, no performance share units are earned.

(b)
The performance share units vest on December 31, 2024, subject to the achievement of relative TSR performance metrics. Amounts reported in the (i) “Threshold” column reflect the threshold number of performance share units (25% of target) that may be earned for a minimum level of performance, (ii) “Target” column reflects the target number of performance share units, or 100%, that may be earned and (iii) “Maximum” column reflect the maximum number of performance share units that may be earned (200% of target), in each case, based on relative TSR achievement against applicable performance metrics. If performance is below the threshold, no performance share units are earned. See “Compensation Discussion and Analysis—2022 Executive Compensation Decisions—Long-Term Equity Compensation” for additional information with respect to these awards.

See “Compensation Discussion and Analysis—2022 Executive Compensation Decisions—Long-Term Equity Compensation” for additional information with respect to these awards.
(3)
This column shows the number of restricted shares granted under the 2016 Stock Incentive Plan to the NEOs in 2022. The restricted shares vest ratably in three equal annual installments beginning on the first anniversary of the grant date. During the restriction period, each restricted share entitles the individual to vote such share, and each restricted share entitles the individual to accrue quarterly payments by us equal to the quarterly dividend on one share of our common stock. However, dividends and distributions made on restricted shares are held by us without interest until the restricted shares with respect to which the dividend or distribution was made become vested.

56	HUNTSMAN 2023 PROXY

HUNTSMAN CORPORATION: PROXY STATEMENT

(4)
This column shows the number of nonqualified options granted under the 2016 Stock Incentive Plan to the NEOs in 2022. The option awards become exercisable and vest ratably in three equal annual installments beginning on the first anniversary of the grant date.

(5)
The exercise price of the nonqualified options disclosed in this column is equal to the closing price of our common stock on the New York Stock Exchange on the date of grant.

(6)
This column shows the full grant date fair value of the awards computed in accordance with FASB ASC Topic 718. With respect to the performance share units, the amount shown reflects the full grant date fair value computed in accordance with FASB ASC Topic 718 based on probable achievement of the market conditions, which is consistent with the estimate of aggregate compensation to be recognized over the service period, excluding the effect of estimated forfeitures.

57	HUNTSMAN 2023 PROXY

HUNTSMAN CORPORATION: PROXY STATEMENT

NARRATIVE DISCLOSURE TO SUMMARY COMPENSATION TABLE AND GRANTS OF PLAN-BASED AWARDS TABLE
Information regarding the elements of our executive compensation program for 2022 is provided above under “Compensation Discussion and Analysis.” The following is a discussion of what we consider to be material factors necessary to obtain an understanding of information disclosed under “2022 Summary Compensation Table” and “Grants of Plan-Based Awards in 2022” that is not otherwise discussed in the Compensation Discussion and Analysis.
Aircraft Use Policy.   We have an Aircraft Use Policy to carefully manage use of our aviation assets in a manner that best meets the goals of improving senior management’s effectiveness and availability. Under this policy, members of the Board, executive management, and key employees that are approved by our CEO may, from time to time, utilize our Company aircraft for business and personal use. Priority for the use of the Company aircraft is chosen on the basis of the business purpose containing the greatest benefit for our Company and is determined by our CEO or his designee. The aggregate incremental costs for certain use by our NEOs of our Company aircraft are reported in the “All Other Compensation” column of the Summary Compensation Table.
To mitigate security concerns and to maximize time available to spend on Company business, our CEO should endeavor to use the Company aircraft for business, as well as personal travel. For 2022, the Compensation Committee permitted our CEO to have unlimited personal use of Company aircraft without cost. We do not make gross-up payments for out-of-pocket tax obligations resulting from any personal use of our Company aircraft.
Company Car.   We provide executive officers with leased vehicles for business use, which executives may also use for personal transportation. Executive officers are responsible for the taxes on imputed income associated with the personal use of these vehicles.
Foreign Assignment.   In accordance with our practice with respect to employees on assignment in a foreign country, Mr. Hankins entered into a letter agreement, effective as of October 26, 2000, with our subsidiary Huntsman Polyurethanes Americas, now known as Huntsman International LLC, detailing the terms of his secondment from Huntsman Polyurethanes (UK) Ltd. The primary purpose of this letter agreement is to provide Mr. Hankins with details regarding repatriation to his home country following the completion of his foreign assignment. This letter agreement also defines the initial elements of Mr. Hankins’ compensation package, including base salary and an annual cash performance award, and provides for customary expatriation arrangements, including an international location allowance expressed as a percentage of annual salary, as well as sports and social club membership fees and an education allowance.
Family Travel.   Travel costs for family members of employees or consultants are reimbursable by our Company under limited circumstances. Employees and consultants are generally responsible for any taxable income associated with this reimbursement.

58	HUNTSMAN 2023 PROXY

HUNTSMAN CORPORATION: PROXY STATEMENT

OUTSTANDING EQUITY AWARDS AT 2022 FISCAL YEAR-END
The following table provides information on the outstanding stock options, restricted stock awards and performance share units held by the NEOs as of December 31, 2022. The market value of the restricted stock and performance share unit awards is based on the closing market price of our stock on December 30, 2022 (the last trading day of fiscal year 2022), which was $27.48.
		Option Awards				Stock Awards
		Number of Securities Underlying Unexercised Options(1)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested(2) (#)	Market Value of Shares or Units of Stock That Have Not Vested(3) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested(4) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested(5) ($)
Name	Date of Award	Exercisable (#)	Unexercisable (#)
Peter R. Huntsman	02/17/22	—	—	—	—	60,673	$1,667,294	141,570	$3,890,344

	02/17/21	—	—	—	—	93,306	$2,564,049	279,916	$7,692,092

	02/13/20	122,531	61,266	$21.54	02/13/30	47,045	$1,292,797	282,266	$7,756,670

	02/06/19	262,945	—	$22.66	02/06/29	—	—	—	—

	02/07/18	138,492	—	$32.77	02/07/28	—	—	—	—

	02/01/17	230,270	—	$21.01	02/01/27	—	—	—	—

	02/03/16	241,496	—	$8.86	02/03/26	—	—	—	—

	02/04/15	239,645	—	$22.77	02/04/25	—	—	—	—

	02/05/14	368,640	—	$21.22	02/05/24	—	—	—	—

Philip M. Lister	02/17/22	—	—	—	—	9,503	$261,142	22,174	$609,342

	07/01/21	—	—	—	—	7,653	$210,304	22,958	$630,886

	02/17/21	4,210	8,421	$28.58	02/17/31	3,382	$92,937	—	—

	02/13/20	10,076	5,039	$21.54	02/13/30	1,935	$53,174	—	—

	05/01/19	—	—	—	—	—	—	—	—

	02/06/19	10,787	—	$22.66	02/06/29	—	—	—	—

	02/07/18	6,502	—	$32.77	02/07/28	—	—	—	—

	02/01/17	6,305	—	$21.01	02/01/27	—	—	—	—

Anthony P. Hankins	02/17/22	—	—	—	—	14,620	$401,758	34,114	$937,453

	02/17/21	—	—	—	—	23,327	$641,026	69,980	$1,923,050

	02/13/20	28,214	14,108	$21.54	02/13/30	10,833	$297,691	64,996	$1,786,090

	02/06/19	48,544	—	$22.66	02/06/29	—	$—	—	—

	02/07/18	19,506	—	$32.77	02/07/28	—	—	—	—

	02/01/17	29,189	—	$21.01	02/01/27	—	—	—	—

	02/04/15	22,189	—	$22.77	02/04/25	—	—	—	—

	02/05/14	38,941	—	$21.22	02/05/24	—	—	—	—

David M. Stryker	02/17/22	—	—	—	—	10,234	$281,230	23,880	$656,222

	02/17/21	—	—	—	—	15,967	$438,773	47,900	$1,316,292

	02/13/20	—	10,480	$21.54	02/13/30	8,047	$221,132	48,282	$1,326,789

	02/07/18	19,506	—	$32.77	02/07/28	—	—	—	—

	02/04/15	21,450	—	$22.77	02/04/25	—	—	—	—

R. Wade Rogers	02/17/22	—	—	—	—	7,697	$211,514	17,960	$493,540

	02/17/21	—	—	—	—	12,282	$337,509	36,844	$1,012,473

	02/13/20	16,122	8,062	$21.54	02/13/30	6,190	$170,101	37,140	$1,020,607

	02/06/19	24,272	—	$22.66	02/06/29	—	—	—	—

	02/07/18	10,241	—	$32.77	02/07/28	—	—	—	—

	02/01/17	16,216	—	$21.01	02/01/27	—	—	—	—

(1)
Option awards vest and become exercisable ratably in three equal annual installments on the first three anniversaries of each respective grant date. As of December 31, 2022, outstanding option awards granted on February 5, 2014, February 4, 2015, February 3, 2016, February 1, 2017, February 7, 2018, and February 6, 2019, are 100% vested. The outstanding option awards granted on February 13, 2020, were vested as to 66 2∕3% on February 13, 2022, and will vest as to 100% on February 13, 2023. The outstanding option awards granted on February 17, 2021, vested as to 33 1∕3% on February 17, 2022, and will vest as to 66 2∕3% on February 17, 2023, and as to 100% on February 17, 2024.

59	HUNTSMAN 2023 PROXY

HUNTSMAN CORPORATION: PROXY STATEMENT

(2)
Restricted stock awards vest and lapse their associated restrictions ratably in three equal annual installments on the first three anniversaries of each respective grant date. Restricted stock awards have generally been granted on the same day as option awards and vest on the same schedule as footnoted for option awards above. As of December 31, 2022, the restricted stock awards granted on February 13, 2020, vested as to 66 2∕3% on February 13, 2020, and will vest as to 100% on February 13, 2023. The outstanding restricted stock awards granted on February 17, 2121, vested as to 33 1∕3% on February 17, 2022, and will vest as to 66 2∕3% on February 17, 2023, and as to 100% on February 17, 2024. The outstanding restricted stock awards granted on February 17, 2022, will vest as to 33 1∕3% on February 17, 2023, and will vest as to 66 2∕3% on February 17, 2024, and as to 100% on February 17, 2025. The outstanding restricted stock awards granted on July 1, 2021, vested as to 33 1∕3% on July 1, 2022, and will vest as to 66 2∕3% on July 1, 2023, and as to 100% on July 1, 2024.

(3)
The market value of unvested restricted stock is calculated by multiplying $27.48 the closing market price of our stock on December 30, 2022 (the last trading day of fiscal year 2022), by the number of unvested restricted shares as of December 31, 2022, for each restricted stock grant listed above.

(4)
The performance share units granted on February 13, 2020, have a performance period of three years ended on December 31, 2022, subject to the achievement of relative TSR performance metrics. Amounts in this table with respect to the 2020 grant reflect an estimated payout of a number of shares based on the maximum level of achievement with respect to the applicable performance metrics, as performance through December 31, 2022, was above the target performance level. The shares were not deemed fully vested until certification occurred in February 2023. The performance share units granted on February 17, 2021, have a performance period of three years ending on December 31, 2023, also subject to the achievement of relative TSR performance metrics. Amounts in this table with respect to the 2021 grant reflect an estimated payout of a number of shares based on the maximum level of achievement with respect to the applicable performance metrics, as performance through December 31, 2022, exceeded the target performance level. The performance share units granted on February 17, 2022, have a performance period of three years ending on December 31, 2024, also subject to the achievement of relative TSR performance metrics. Amounts in this table with respect to the 2022 three-year grant reflect an estimated payout of a number of shares based on the target level of achievement with respect to the applicable performance metrics, as performance through December 31, 2022, met the target performance level. Additionally, the performance share units granted on February 17, 2022, have a performance period of two years ending on December 31, 2023, also subject to the achievement of relative TSR performance metrics with a modifier based on adjusted corporate free cash flow. Amounts in this table with respect to the 2022 two-year grant reflect an estimated payout of a number of shares based on the target level of achievement with respect to the applicable performance metrics, as performance through December 31, 2022, met the target performance level.

(5)
The market value of unvested performance share units reported in this column is calculated by multiplying $27.48, the closing market price of our stock on December 30, 2022 (the last trading day of fiscal year 2022), by the number of unvested performance share units as of December 31, 2022, based on the level of achievement with respect to the applicable performance metrics.

OPTION EXERCISES AND STOCK VESTED
The following table presents information regarding the exercise of nonqualified stock options and vesting of restricted stock awards and performance share units during 2022 for each NEO.
	Option Awards(1)		Stock Awards(2)(3)
Name	Number of Shares Acquired on Exercise (#)	Value Realized On Exercise ($)	Number of Shares Vested (#)	Value Realized on Vesting ($)
Peter R. Huntsman	—	—	302,857	$11,025,951

Philip M. Lister	—	—	9,316	$316,112

Anthony P. Hankins	31,429	$1,015,314	61,111	$2,239,878

David M. Stryker	123,707	$2,380,541	46,922	$1,713,793

R. Wade Rogers	—	—	31,637	$1,161,071

(1)
The following tabular disclosure provides information regarding the value realized on option exercises.

					Options Exercised
Name	Grant Date	Exercise Date	Price on Grant Date	Price on Exercise Date	(#)	Value Realized ($)(a)	Net Shares Issued (#)	Market Value of Net Shares ($)
Anthony P. Hankins	02/03/16	02/18/22	$8.86	$41.17	31,429	$1,015,314	14,959	$411,073

David M. Stryker	02/01/17	02/17/22	$21.01	$40.93	27,568	$549,017	8,136	$223,577

	02/05/14	02/17/22	$21.22	$40.93	36,345	$716,360	10,615	$291,700

	02/06/19	02/17/22	$22.66	$40.90	38,835	$708,350	10,504	$288,650

	02/13/20	02/17/22	$21.54	$40.95	20,959	$406,814	6,025	$165,567

(a)
Messrs. Hankins and Stryker did not sell any shares received from the option exercise, and each NEO continued to be at-risk for subsequent changes in the value of these shares.

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(2)
The following tabular disclosure provides information regarding the market value of the underlying shares of restricted stock on the vesting date and the number of shares that were withheld in connection with each transaction to satisfy tax obligations.

Name	Grant Date	Vest Date	Closing Price on Vest Date	(#)	Restricted Stock Vested Value Realized	Shares Withheld for Tax Obligation		Net Shares Issued
						(#)	Value Paid	(#)	Market Value
Peter R. Huntsman	02/17/21	02/17/22	$41.04	46,652	$1,914,598	18,358	$753,412	28,294	$777,519

	02/13/20	02/11/22	$36.83	47,044	$1,732,631	18,512	$681,797	28,532	$784,059

	02/06/19	02/04/22	$35.81	47,809	$1,712,040	18,813	$673,694	28,996	$796,810

				141,505	$5,359,269	55,683	$2,108,903	85,822	$2,358,388

Philip M. Lister	07/01/21	07/01/22	$28.61	3,826	$109,462	932	$26,665	2,894	$79,527

	02/17/21	02/17/22	$41.04	1,691	$69,399	406	$16,662	1,285	$35,312

	02/13/20	02/11/22	$36.83	1,934	$71,229	538	$19,815	1,396	$38,362

	05/01/19	04/29/22	$33.87	394	$13,345	96	$3,252	298	$8,189

	02/06/19	02/04/22	$35.81	1,471	$52,677	437	$15,649	1,034	$28,414

				9,316	$316,112	2,409	$82,043	6,907	$189,804

Anthony P. Hankins	02/17/21	02/17/22	$41.04	11,663	$478,650	4,590	$188,374	7,073	$194,366

	02/13/20	02/11/22	$36.83	10,833	$398,979	4,263	$157,006	6,570	$180,544

	02/06/19	02/04/22	$35.81	8,826	$316,059	3,474	$124,404	5,352	$147,073

				31,322	$1,193,688	12,327	$469,784	18,995	$521,983

David M. Stryker	02/17/21	02/17/22	$41.04	7,983	$327,622	3142	$128,948	4,841	$133,031

	02/13/20	02/11/22	$36.83	8,047	$296,371	3,167	$116,641	4,880	$134,102

	02/06/19	02/04/22	$35.81	7,061	$252,854	2,298	$82,291	4,763	$130,887

				23,091	$876,847	8,607	$327,880	14,484	$398,020

R. Wade Rogers	02/17/21	02/17/22	$41.04	6,140	$251,986	2,258	$92,668	3,882	$106,677

	02/13/20	02/11/22	$36.83	6,190	$227,978	1,508	$55,540	4,682	$128,661

	02/06/19	02/04/22	$35.81	4,413	$158,030	1,075	$38,496	3,338	$91,728

				16,743	$637,994	4,841	$186,704	11,902	$327,066

(3)
For the performance period ended December 31, 2021, the following tabular disclosure provides information regarding the market value of the underlying shares of performance share units on the vesting or certification date and the number of shares that were withheld in connection with each transaction to satisfy tax obligations. As certified by the Compensation Committee on January 28, 2022, our relative TSR result of 84.4% ranked Huntsman in the 66.7th percentile of our performance peers resulting in a final payout of 150.0% of target. Mr. Lister did not receive performance share units for the performance period from January 1, 2019 to December 31, 2021.

				Performance Share Units Vested		Shares Withheld for Tax Obligation		Net Shares Issued
Name	Grant Date	Vest Date	Closing Price on Vest Date	(#)	Value Realized	(#)	Value Paid	(#)	Market Value
Peter R. Huntsman	02/06/19	01/28/22	$35.12	161,352	$5,666,682	59,216	$2,079,666	102,136	$2,806,697

Anthony P. Hankins	02/06/19	01/28/22	$35.12	29,789	$1,046,190	7,513	$263,857	22,276	$612,144

David M. Stryker	02/06/19	01/28/22	$35.12	23,831	$836,945	5,937	$208,507	17,894	$491,727

R. Wade Rogers	02/06/19	01/28/22	$35.12	14,894	$523,077	3,772	$132,473	11,122	$305,633

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PENSION BENEFITS
The table below sets forth information on the pension benefits for the NEOs under our pension plans, each of which is more fully described in the narrative following the table. The amounts reported in the table below equal the present value of the accumulated benefit on December 31, 2022 for the NEO under each plan based upon the assumptions described below.
Name(1)	Plan Name	Years of Credited Service(1)	Present Value of Accumulated Benefit(2)	Payments During Last Fiscal Year
		(#)	($)	($)
Peter R. Huntsman	Huntsman Defined Benefit Pension Plan	40.507	$2,785,788	—

	Supplemental Executive Retirement Plan	40.507	$14,768,601	—

Philip M. Lister(3)	Huntsman Defined Benefit Pension Plan	28.336	$401,537	—

	Supplemental Executive Retirement Plan	15.667	$164,629	—

	Huntsman Pension Scheme (U.K.)	13.681	$431,140	—

Anthony P. Hankins(4)	Huntsman Pension Scheme (U.K.)	33.583	$13,326,119	—

David M. Stryker(5)	Huntsman Defined Benefit Pension Plan	10.500	$455,825	—

	Supplemental Executive Retirement Plan	20.500	$1,632,032	—

R. Wade Rogers	Huntsman Defined Benefit Pension Plan	34.917	$1,177,607	—

	Supplemental Executive Retirement Plan	29.667	$601,898	—

(1)
The number of years of service credited to the NEO is determined using the same pension plan measurement date used for financial statement reporting purposes. These assumptions are discussed in “Note 18. Employee Benefit Plans” to our consolidated financial statements included in our 2022 Form 10-K.

(2)
The actuarial present value of the accumulated benefits is determined using the same pension plan measurement date and assumptions as used for financial reporting purposes. These assumptions are discussed in “Note 18. Employee Benefit Plans” to our consolidated financial statements included in our 2022 Form 10-K. For purposes of performing these calculations, a normal retirement (earliest unreduced) age of 65 was utilized for Messrs. Huntsman, Stryker, Lister, and Rogers. Mr. Hankins has passed the normal retirement age of 62; therefore, age 64 was used to calculate his accrued benefits. All accrued benefits are assumed payable at the plan’s earliest unreduced retirement age. Benefit values reported in this table have been projected out to assume payment at the normal retirement age then have been discounted back to a present value as of December 31, 2022.

(3)
Mr. Lister’s deferred benefit from the Huntsman Pension Scheme (U.K.) is based on his employment with us while he was in the United Kingdom between August 29, 1995 and April 30, 2008. His U.K. benefit stopped accruing when his participation in the US-based plans began upon his localization in the United States on May 1, 2008.

(4)
As of December 31, 2022, Mr. Hankins had served 43.4 years with our Company. The Huntsman Pension Scheme (U.K.) was frozen to new participants and years of credited service ceased to accrue as of February 29, 2012. Benefits for Mr. Hankins under this plan will only increase based on changes in salary and late retirement factors to recognize that Mr. Hankins has passed the Normal Retirement Age for the Scheme.

(5)
We credited Mr. Stryker with 10 years of service under the Supplemental Executive Retirement Plan when he was hired in June 2013.

In the U.S., we sponsor the Huntsman Defined Benefit Pension Plan (the “Huntsman Pension Plan”), a tax-qualified defined benefit pension plan. Effective July 1, 2004, the formula used to calculate future benefits under the Huntsman Pension Plan was changed to a cash balance formula. The benefits accrued under the plan as of June 30, 2004 were used to calculate opening cash balance accounts. Of our NEOs, Messrs. Huntsman, Lister, Stryker, and Rogers were participants in the Huntsman Pension Plan in 2022. The Huntsman Pension Plan was closed to new participants effective July 1, 2014.
The Huntsman Supplemental Executive Retirement Plan (the “Supplemental Executive Retirement Plan”) is a non-qualified supplemental pension plan that provides benefits for designated executive officers based on certain compensation amounts not included in the calculation of benefits payable under the Huntsman Pension Plan. Of our NEOs, Messrs. Huntsman, Lister, Stryker, and Rogers were participants in the Supplemental Executive Retirement Plan in 2022. The compensation taken into account for these NEOs under the Supplemental Executive Retirement Plan includes amounts in excess of the qualified plan limitations. The Supplemental Executive Retirement Plan benefit is calculated as the difference between (1) the benefit determined using the Huntsman Pension Plan formula with unlimited base salary plus annual cash performance awards, and (2) the benefit determined using base salary plus annual cash performance awards as limited by federal regulations.
Both plans express benefits as a hypothetical cash balance account established in each participant’s name, and a participant’s account receives two forms of credits: “pay credits” and “interest credits.” Pay credits equal a percentage of a participant’s compensation and are credited to a participant’s account on an annual basis. “Compensation” for this purpose includes both salary and annual cash performance awards. “Compensation” under the Huntsman Pension Plan is subject to the compensation limit applicable to tax-qualified plans of $305,000 for 2022. The benefit that would be available under the Huntsman Pension Plan, but for this limitation, is provided under the Supplemental Executive Retirement Plan. The applicable pay credit percentage for our NEOs

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ranges between 9% and 12% depending on the participant’s combined age and years of service as of the start of each plan year. The 2022 pay credits for the Huntsman Pension Plan are $36,600 for Mr. Huntsman, $32,025 for Mr. Lister, $32,025 for Mr. Stryker, and $36,600 for Mr. Rogers. The 2022 pay credits for the Supplemental Executive Retirement Plan are $647,659, $74,377, $147,884, and $104,535 for Messrs. Huntsman, Lister, Stryker, and Rogers, respectively.
“Interest credits” for a plan year are based on the 30-year U.S. Treasury yield for November of the prior year. The minimum annual interest credit rate is 5.0%. The 2022 interest credits for the Huntsman Pension Plan are $152,468, $21,101, $23,036, and $63,926 for Messrs. Huntsman, Lister, Stryker, and Rogers, respectively. The 2022 interest credits for the Supplemental Executive Retirement Plan are $756,502, $5,570, $77,946, and $27,478 for Messrs. Huntsman, Lister, Stryker, and Rogers, respectively.
Pursuant to the terms of the Huntsman Pension Plan, at termination of employment for any reason after having completed at least three years of service, a participant will receive the amount then credited to the participant’s cash balance account in an actuarially equivalent joint and survivor annuity (if married) or single life annuity (if not married). Participants may also choose from other optional forms of benefit, including a lump-sum payment in the amount of the cash balance account. For participants in the prior Supplemental Executive Retirement Plan (including Mr. Huntsman), the Huntsman Pension Plan also includes a minimum benefit that guarantees that a participant’s benefit will not be less than the benefit accrued under the prior formula at transition (July 1, 2004) plus the benefit attributable to pay credits, with interest credits, beginning July 1, 2004. Under the prior plan provisions, the monthly basic benefit equaled one-twelfth of 1.4% of average earnings multiplied by pension service prior to January 1, 2000, plus 1.5% of average earnings multiplied by pension service after January 1, 2000, less 50% of the Social Security benefit prorated by pension service, payable as a life annuity to the participant. The prior Supplemental Executive Retirement Plan mirrored the benefit from the Huntsman Pension Plan. For participants taking an annuity, early retirement reductions apply if retirement occurs before normal retirement age (defined as age 65 with 5 years of service) and on or after the earlier of (i) both attaining age 50 and age plus vesting service equal to 80 or more, or (ii) age 55 with 10 years of vesting service. The effect of these reductions is to reduce the annuity amount paid by 5% per year for each year beginning at age 59 until age 50 where the amount paid would be 50%. As of December 31, 2022, Messrs. Huntsman and Rogers are our only NEOs eligible for early retirement.
Vested benefits under the Supplemental Executive Retirement Plan are paid 30 days following a participant’s separation from service, unless the participant is a “specified employee” for purposes of Section 409A of the Internal Revenue Code (“Section 409A”), in which case payment will be delayed for six months. Vested benefits are paid in a single cash lump sum unless the participant elects: (1) a life annuity, (2) a life annuity with payments guaranteed for 120 months, or (3) a joint and survivor annuity providing survivor benefits equal to 50% or 100% (as elected by the participant) of the annuity payable to the participant. Benefits are unvested until the earlier to occur of: (1) completion of 3 years of service, (2) termination on account of death or “Disability” or on or after attainment of “Normal Retirement Age,” or (3) termination without “Reasonable Cause.” Each eligible NEO is fully vested in his benefit under the Supplemental Executive Retirement Plan.
“Disability” under the Huntsman Pension Plan generally provides that, for a disabled participant, service and benefit accruals continue for 24 months. After 24 months, disabled participants are deemed to be terminated participants. Disability is defined as total and permanent disability, as determined by the administrator of our long-term disability plan.
“Normal Retirement Age” generally is retirement eligibility upon age 65 with 5 years of service under the Huntsman Pension Plan and Supplemental Executive Retirement Plan.
“Reasonable Cause” generally means: (1) the grossly negligent, fraudulent, dishonest or willful violation of any law or the material violation of any of our significant policies that materially and adversely affects us, or (2) the failure of the participant to substantially perform his duties.
We also sponsor retirement benefit plans in connection with our operations in the U.K. Mr. Hankins participates in the Huntsman Pension Scheme for U.K. associates in the Polyurethanes division. The Huntsman Pension Scheme (U.K.) in which Mr. Hankins participates provides a benefit of 2/3rd of final pensionable compensation.
Final pensionable compensation is notional base salary received during the 12 months prior to retirement. Normal retirement age for the Huntsman Pension Scheme (U.K.) is age 62. These benefits also include U.K. social security benefits. As of December 31, 2022, Mr. Hankins passed age 62 and is fully vested in these benefits. Late retirement benefits are calculated based on two-thirds of final pensionable compensation and actuarial factors based on the number of years after age 62. Currently, the late retirement factor is 122.2% at age 65. The Huntsman Pension Scheme (U.K.) was frozen to new participants as of February 29, 2012 and, after that date, benefits for current participants under the plan will only increase based on changes in salary.
In addition, Mr. Lister has a deferred benefit in the Huntsman Pension Scheme (U.K.) from his period of employment with us in the United Kingdom between August 29, 1995 and April 30, 2008. He localized to the United States within our Polyurethanes division on May 1, 2008. The deferred benefit is calculated upon the U.K. departure date and is based on Mr. Lister’s pensionable service and final pensionable salary on April 30, 2008. In line with the Huntsman Pension Scheme (U.K.) rules and statutory requirements, a

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deferred pension must be revalued through to the normal retirement age of 62. Calculated as part of the Huntsman Pension Scheme (U.K.) benefit, the plan recognizes an additional stop-gap pension payment between the normal retirement age of 62 and Mr. Lister’s State Pension Age of 67. As of December 31, 2022, Mr. Lister’s additional payment was calculated at $2,066 per year.
NONQUALIFIED DEFERRED COMPENSATION IN 2022
We provide executive officers based in the United States the opportunity to participate in two defined contribution savings plans: (1) a salary deferral plan (the “401(k) Plan”); and (2) a supplemental savings plan (the “Supplemental Savings Plan”). The 401(k) Plan is a tax-qualified broad-based employee savings plan; employee contributions up to 25% of base salary and annual cash performance awards are permitted up to dollar limits established annually by the Internal Revenue Service (“IRS”). The Supplemental Savings Plan is a nonqualified salary deferral plan and allows designated executive officers to defer up to 75% of eligible salary and up to 75% of annual cash performance awards. The Supplemental Savings Plan also provides benefits for participants in the form of company matching contributions based on certain compensation amounts not included in the calculation of benefits payable under the 401(k) Plan because of limits under federal law on compensation ($305,000 in 2022). As required by Section 409A, deferrals must be elected in the calendar year preceding the year in which the compensation deferred is earned. Messrs. Stryker and Rogers did not defer any earnings into the Supplemental Savings Plan in 2022.
Executive officers were previously offered the opportunity to participate in the supplemental executive money purchase pension (the “SEMPP”), a non-qualified plan that provided benefits not allowed under our money purchase pension plan (the “MPP”) due to IRS compensation and allocation limits. The MPP was a tax-qualified broad-based employee savings plan that was merged into our 401(k) Plan on October 15, 2014. Contributions under the SEMPP and the MPP ceased September 1, 2014; however, some of our NEOs still maintain a balance in the SEMPP, which is reflected in the table below.
The table below provides information on the nonqualified deferred compensation of the NEOs in 2022 under the Supplemental Savings Plan and the SEMPP. The NEOs cannot withdraw any amounts from their nonqualified deferred compensation balances for a period of six months following the date of their termination of employment or retirement. No withdrawals or distributions were made in 2022.
Name	Executive Contributions in Last FY(1)	Huntsman Contributions in Last FY(2)	Aggregate Earnings In Last FY(3)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE(4)
Peter R. Huntsman	—	$332,129(5)	$427,090	—	$14,175,693(6)

Philip M. Lister	$22,814	$80,699(7)	$10,595	—	$406,108(8)

Anthony P. Hankins	$82,242	$203,785(9)	$164,027	—	$5,034,700(10)

David M. Stryker	—	$8,300(11)	$4,363	—	$81,817(12)

R. Wade Rogers	—	$60,567(13)	$49,335	—	$791,704(14)

(1)
These contributions represent deferrals under the Supplemental Savings Plan and are included in the Salary column of the Summary Compensation Table for 2022 set forth above.

(2)
These amounts represent contributions to our Supplemental Savings Plan and are included in the “All Other Compensation” column of the Summary Compensation Table for 2022 set forth above.

(3)
No above market or preferential earnings are provided under our nonqualified defined contribution plans because the investment choices available under such plans are virtually identical to the investment choices available in the 401(k) Plan, which is a qualified plan. Consequently, none of the earnings reported in this table are included in the Summary Compensation Table set forth above.

(4)
Amounts reflected in this column for each NEO who participates in the plans were previously reported as compensation to the executive officer in the Summary Compensation Table as follows: Mr. Huntsman—$3,850,254, Mr. Hankins—$1,349,561, Mr. Stryker—$51,100, and Mr. Rogers—$147,757. We ceased contributions to the SEMPP as of August 31, 2014.

(5)
This amount includes a matching contribution of $8,300 and a 6% nondiscretionary contribution of $323,829 to the Supplemental Savings Plan.

(6)
This amount includes $3,173,939 from our Supplemental Savings Plan and $11,001,754 from the SEMPP.

(7)
This amount includes a matching contribution of $1,114 and a 6% nondiscretionary contribution of $49,585 to the Supplemental Savings Plan.

(8)
This amount includes $355,967 from our Supplemental Savings Plan and $50,141 from the SEMPP.

(9)
This amount includes a matching contribution of $81,514 and a 6% nondiscretionary contribution of $122,271 to the Supplemental Savings Plan.

(10)
This amount includes $4,188,540 from our Supplemental Savings Plan and $846,160 from the SEMPP.

(11)
This amount includes a matching contribution of $8,300 to the Supplemental Savings Plan.

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HUNTSMAN CORPORATION: PROXY STATEMENT

(12)
This amount is comprised of $81,817 from our Supplemental Savings Plan.

(13)
This amount includes a matching contribution of $8,300 and a 6% nondiscretionary contribution of $52,267 to the Supplemental Savings Plan.

(14)
This amount includes $493,676 from our Supplemental Savings Plan and $298,028 from the SEMPP.

The Supplemental Savings Plan provides for payment of benefits to a participant upon the earlier to occur of a “Change of Control” or a termination of the participant’s service. Benefits paid upon a “Change of Control” are paid in a single lump sum payment. Benefits payable upon a separation from service can be made (at the election of the participant) in either a single lump sum payment or in substantially equal installments over a period selected by the participant that does not exceed 10 years. In addition, the participant may request distribution of all, or a portion of, the amounts credited to his account upon an “Unforeseeable Emergency.” Payments upon separation from service will be delayed six months in accordance with Section 409A in the event a participant is a “specified employee” for purposes of Section 409A. The Supplemental Savings Plan was amended on September 1, 2014 to increase the eligible match to 4% of pay. Additionally, for individuals who had been participants in the MPP or SEMPP plans, we provide a 6% non-discretionary contribution to the Supplemental Savings Plan. This non-discretionary contribution was implemented to offset the effect of discontinuation of all contributions to the MPP and SEMPP plans effective August 31, 2014. Mr. Stryker is not eligible to receive the 6% non-discretionary contribution because he is a participant in the Huntsman Defined Benefit Pension Plan.
The Supplemental Savings Plan defines a “Change of Control” as the occurrence of either of the following events:
•
Any person becomes the owner of 35% or more of our outstanding voting stock (other than certain persons affiliated with us).

•
The replacement of a majority of the Board over a two-year period except in cases where (1) such replacement is not approved by a vote of at least a majority of the incumbent Board or (2) the election or nomination of such replacement Board members is by certain of our affiliates.

In addition, any “Change of Control” must also constitute a change in control for purposes of Section 409A.
A participant will be deemed to have incurred an “Unforeseeable Emergency” if the participant suffers a severe financial hardship resulting from (1) an illness or accident with respect to the participant, the participant’s spouse or a dependent, (2) the loss of property due to casualty or (3) other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the participant’s control determined by us to constitute an unforeseeable emergency for purposes of Section 409A.
The SEMPP was a nonqualified plan for senior executives that provided for benefits not allowed under the MPP due to IRS compensation and allocation limits. Employees are vested in this account upon meeting 10 years of service, upon attaining normal retirement age, death or disability, or upon termination of employment without reasonable cause. Effective September 1, 2014, we no longer make contributions to the SEMPP.
The plan provides for the payment of vested benefits upon a participant’s separation from service except to the extent the participant is a “specified employee” for purposes of Section 409A in which case benefits will be delayed six months. A participant’s benefits vest on the earlier to occur of (1) completion of 10 years of service, (2) termination on account of death, “Disability,” or on or after attainment of “Normal Retirement Age,” or (3) termination without “Reasonable Cause.” “Disability,” “Normal Retirement Age,” and “Reasonable Cause” have the same meanings as set forth above in our description of the Supplemental Executive Retirement Plan under “—Pension Benefits in 2022,” except that a “Disability” must also constitute a disability for purposes of Section 409A. Each of Messrs. Huntsman and Hankins is currently vested in his SEMPP benefit. Benefits are payable in one of the following forms elected by a participant:
•
A single lump-sum payment;

•
A single life annuity;

•
A joint and survivor annuity; or

•
Installments over a period selected by the participant not in excess of 10 years.

Participants are entitled to elect the investment of their accounts under both the Supplemental Savings Plan and the SEMPP. Although no assets may actually be invested, a participant’s benefit value is based on the gains or losses of the investments they choose. No above market or preferential earnings are provided under our nonqualified defined contribution plans because all but one of the investment choices available under the plans are identical to the investment choices available in the 401(k) Plan. In the case of the investment choice not available in the 401(k) plan, the investment is a publicly available insured fixed rate product which the rate of return is pre-determined by the insurance provider for a prospective 12-month period. Consequently, none of the earnings reported in the “Nonqualified Deferred Compensation in 2022” table above are included in the Summary Compensation Table for 2022. Participants may change their investment options at any time by contacting the plan record keeper.

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POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL
Our NEOs may receive compensation in connection with an involuntary termination of employment or a change of control pursuant to the terms of the following arrangements:
•
the Executive Severance Plan (in the case of the NEOs other than Mr. Huntsman);

•
the Severance Agreement with Mr. Huntsman (as amended);

•
the 2016 Huntsman Stock Incentive Plan and the Stock Incentive Plan as amended and restated effective May 8, 2014 (the “Prior Stock Incentive Plan”); and

•
other existing plans and arrangements in which our NEOs participate.

Executive Severance Plan.
Through our Executive Severance Plan, which was amended and restated by the Board of Directors on February 19, 2020 (the “Executive Severance Plan”), we provide our executive officers, including our NEOs, certain payments and benefits upon a termination without Reasonable Cause or upon a termination by the executive for Good Reason (each, a “Qualifying Termination”). In the event of a Qualifying Termination, our NEOs are entitled to the following payments and benefits: (i) a lump sum cash payment equal to two times Base Compensation, (ii) continuation of medical benefits for U.S. participants for up to 18 months following termination (which will be in the form of a lump sum cash payment equal to the COBRA premium at the time of departure multiplied by the severance period multiplied by 100%), (iii) outplacement services for a period of one year or until the participant obtains substantially comparable employment, if earlier, and (iv) a Pro-Rata Annual Bonus paid on the date that annual bonuses are paid to similarly situated participants, but in no event later than March 15 of the calendar year following the calendar year in which the Qualifying Termination occurs. The level of severance is evaluated each year.
“Base Compensation” generally means the annualized base salary of the participant in effect at termination of employment, plus the target annual bonus for the year in which the termination of employment occurs.
“Pro-Rata Annual Bonus” generally means actual bonus amount, prorated based on the number of days employed by the employer during the year of termination, payable to the participant for a given calendar year pursuant to the employer’s cash performance bonus program as in effect from time to time.
“Reasonable Cause” generally means: (1) the grossly negligent, fraudulent, dishonest, or willful violation of any law or the material violation of any of our significant policies that materially and adversely affects us, or (2) the failure of the participant to substantially perform the participant’s duties.
“Good Reason” generally means a voluntary termination of employment by the participant as a result of (1) a materially detrimental reduction or change to the job responsibilities or in the current base compensation of the participant, or (2) within a period of 12 months following a Change of Control, changing the participant’s principal place of work by more than 50 miles, in each case, which is not remedied by our Company within 30 days after receipt of notice.
A “Change of Control” is defined pursuant to the 2016 Huntsman Stock Incentive Plan and generally means the occurrence of any of the following:
•
An acquisition by any person of 20% or more of the combined voting power of our outstanding voting securities.

•
The consummation of a reorganization, merger, consolidation, or other transaction in which our stockholders do not own, immediately thereafter, more than 20% or more of the combined voting power of the resulting entity in substantially the same proportion as their stock ownership prior to the transaction.

•
The sale or disposition of all or substantially all of our assets.

•
A majority change in the incumbent directors of the Board.

•
An approval by the Board or our stockholders of a complete or substantially complete liquidation or dissolution.

A participant is not entitled to benefits under the Executive Severance Plan if the participant is reemployed with an employer in our controlled group, if the participant refuses to sign a waiver and release of claims in our favor if requested, if the participant is entitled to severance benefits under a separate agreement or plan maintained by us, or if the Executive Severance Plan’s administrator determines the participant has violated any of the restrictive covenants set forth in the Executive Severance Plan.

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HUNTSMAN CORPORATION: PROXY STATEMENT

Our Executive Severance Plan includes restrictive covenants, including perpetual confidentiality and non-disparagement covenants and non-competition and non-solicitation of employees and customers covenants that apply during the term of the participant’s employment and for 12 months following termination.
Severance Agreement with Mr. Huntsman.
On February 19, 2020, we and Mr. Huntsman entered into an amended and restated CEO Severance Agreement. The CEO Severance Agreement is designed to provide severance benefits following a qualifying termination of employment. During the term of this agreement, Mr. Huntsman is not eligible to participate in the Executive Severance Plan.
Pursuant to the CEO Severance Agreement, if Mr. Huntsman is terminated (i) by us other than for Reasonable Cause or (ii) by Mr. Huntsman for Good Reason, Mr. Huntsman will be entitled to the same payments and benefits specified above in the Executive Severance Plan, as well as (i) accrued annual base salary, (ii) any earned but unpaid annual bonus, and (iii) any accrued but unused vacation pay through the date of termination (collectively, the “Accrued Obligations”).
In the event Mr. Huntsman’s employment is terminated by us other than for Reasonable Cause or by him for Good Reason, in either case, within two years following a change of control, we will pay him (a) a lump sum cash amount equal to 2.9 times his then current Base Compensation, (b) Pro-Rata Annual Bonus paid on the date that annual bonuses are paid to similarly situated executives, but in no event later than March 15 of the calendar year following the calendar year in which the termination occurs, (c) the continuation of medical benefits for Mr. Huntsman for up to 18 months following termination (which will be in the form of a lump sum cash payment equal to the COBRA premium at the time of departure multiplied by the severance period multiplied by 100%), and (d) the Accrued Obligations.
Payment of any amounts described above (other than the Accrued Obligations) is contingent upon Mr. Huntsman executing (and not revoking) a release of claims in favor of Huntsman. The CEO Severance Agreement does not contain tax gross up provisions; however, the agreements do include a “best of net” provision, which provides that, if any payments or benefits to which Mr. Huntsman is entitled in connection with his termination are likely subject to the tax imposed by Section 4999 of the Internal Revenue Code, the payment will (1) be reduced such that Section 4999 does not apply or (2) paid in full, whichever produces the better net after tax position to Mr. Huntsman.
The CEO Severance Agreement utilizes the same definitions of Base Compensation, Pro-Rata Annual Bonus, and Reasonable Cause as set forth above with respect to our Executive Severance Plan. A termination for Good Reason pursuant to the CEO Severance Agreement generally means voluntary termination of employment as a result of (1) the significant detrimental reduction or change to Mr. Huntsman’s job responsibilities or in his current base compensation, or (2) a change in Mr. Huntsman’s principal place of work by more than 50 miles from his principal place of work, which is not remedied by us within 30 days after receipt of notice.
For purposes of the CEO Severance Agreement, a “change of control” generally means (1) an acquisition of beneficial ownership by an individual, entity, or group of 20% or more of our then outstanding shares of common stock or of our outstanding voting securities (subject to certain exceptions), (2) a majority change in the incumbent directors of the Board, (3) the consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of our assets (subject to certain limitations), or (4) a complete liquidation or dissolution of Huntsman.
The CEO Severance Agreement includes customary restrictive covenants, including perpetual confidentiality and non-disparagement covenants and non-competition and non-solicitation of employees and customers covenants that apply during the term of Mr. Huntsman’s employment and for 12 months following termination.
Other Arrangements.   As more fully described under “—Pension Benefits in 2022” above, our executives are entitled to payments pursuant to the terms and conditions of the Huntsman Pension Plan or local variants and the Supplemental Executive Retirement Plan. In addition, pursuant to our Supplemental Savings Plan, upon a change of control (as defined in the Supplemental Savings Plan), participants, including the NEOs, may elect to receive the present value of the benefits payable to them under this plan. Amounts payable under the Supplemental Savings Plan and SEMPP are described under “—Nonqualified Deferred Compensation in 2022” above. As described under “—Pension Benefits in 2022” above, pursuant to the Huntsman Pension Scheme (U.K.), Mr. Hankins is entitled to receive annual benefits of 2∕3 of pensionable compensation.
Upon a qualifying disability, Mr. Hankins’ benefits would be 75% of pensionable compensation until age 65. Mr. Hankins is entitled to a minimum death benefit equal to 66.6% of the accrued benefit and a lump sum equal to eight times pensionable compensation.In addition, as a citizen of the U.K., Mr. Hankins is an entitled participant in the U.K. business severance plan. At the time of a termination, payout potential from both the Executive Severance Plan and the U.K. business plan would be considered, then the plan generating the more generous payout would be used. Mr. Hankins is entitled to 12 months’ notice and U.K. statutory severance pay of $22,955. The Executive Severance Plan provides greater severance amounts than the U.K. business severance plan for Mr. Hankins in the event of a termination without “Reasonable Cause” or upon a termination by the executive for “Good Reason.”

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HUNTSMAN CORPORATION: PROXY STATEMENT

Quantification of Potential Payments and Benefits.   The table below reflects the compensation that may be payable to or on behalf of each NEO upon a qualifying termination. All equity acceleration values have been calculated using the closing price of our stock on December 30, 2022 (the last trading day of fiscal year 2022) of $27.48. The actual amounts we will be required to disburse can only be determined at the time of the applicable circumstance.
Payment Type	Peter R. Huntsman	Philip M. Lister	Anthony P. Hankins	David M. Stryker	R. Wade Rogers
INVOLUNTARY TERMINATION WITHOUT REASONABLE CAUSE OR TERMINATION BY EXECUTIVE FOR GOOD REASON

Cash Severance	$10,540,000	$2,640,000	$4,556,482	$2,687,969	$2,122,906

Health & Welfare(1)	$40,722	$40,722	$40,722	$40,722	$40,722

Outplacement Services(2)	$8,400	$8,400	$8,400	$8,400	$8,400
TOTAL TERMINATION BENEFITS	$10,589,122	$2,689,122	$4,605,604	$2,737,091	$2,172,028
CHANGE OF CONTROL

Accelerated Equity Awards	$17,502,784(3)	$1,617,916(4)	$4,216,299(5)	$2,981,149(6)	$2,277,093(7)
INVOLUNTARY TERMINATION WITHOUT REASONABLE CAUSE OR TERMINATION BY EXECUTIVE FOR GOOD REASON FOLLOWING A CHANGE OF CONTROL

Cash Severance	14,212,000(8)	—	—	—	—
Health & Welfare(1)	40,722	—	—	—	—
TOTAL TERMINATION BENEFITS	14,252,722	—	—	—	—

(1)
In the case of an involuntary termination without Reasonable Cause or for Good Reason, calculated by multiplying 100% of the employer and employee monthly premiums payable with respect to the health care coverage elected by the executive as of December 31, 2022 by 18.

(2)
We contract with a third-party provider for 12 months of outplacement services. To the extent these services might be utilized, we expect our cost would be as set forth herein.

(3)
Any acceleration of vesting of long-term equity incentive awards held by Mr. Huntsman requires the approval of the Compensation Committee, which we assume for purposes of this table would have occurred on December 31, 2022. An acceleration of Mr. Huntsman’s 201,024 unvested shares of restricted stock would have an estimated value of $5,524,140 and 422,661 target unvested performance share units would have an estimated value of $11,614,724. In addition, an acceleration of Mr. Huntsman’s 61,266 unvested options would have an estimated value of $363,920 on December 31, 2022.

(4)
Any acceleration of vesting of long-term equity incentive awards held by Mr. Lister requires the approval of the Compensation Committee, which we assume for purposes of this table would have occurred on December 31, 2022. An acceleration of Mr. Lister’s 22,473 unvested shares of restricted stock would have an estimated value of $617,558 and 33,653 target unvested performance share units would have an estimated value of $924,784. In addition, an acceleration of Mr. Lister’s 13,460 unvested options would have an estimated value of $75,573 on December 31, 2022.

(5)
Any acceleration of vesting of long-term equity incentive awards held by Mr. Hankins requires the approval of the Compensation Committee, which we assume for purposes of this table would have occurred on December 31, 2022. An acceleration of Mr. Hankins’ 48,780 unvested shares of restricted stock would have an estimated value of $1,340,474 and 101,602 target unvested performance share units would have an estimated value of $2,792,023. In addition, an acceleration of Mr. Hankins’ 14,108 unvested options would have an estimated value of $83,802 on December 31, 2022.

(6)
Any acceleration of vesting of long-term equity incentive awards held by Mr. Stryker requires the approval of the Compensation Committee, which we assume for purposes of this table would have occurred on December 31, 2022. An acceleration of Mr. Stryker’s 34,248 unvested shares of restricted stock would have an estimated value of $941,135 and 71,971 target unvested performance share units would have an estimated value of $1,977,763. In addition, an acceleration of Mr. Stryker’s 10,480 unvested options would have an estimated value of $62,251 on December 31, 2022.

(7)
Any acceleration of vesting of long-term equity incentive awards held by Mr. Rogers requires the approval of the Compensation Committee, which we assume for purposes of this table would have occurred on December 31, 2022. An acceleration of Mr. Rogers’ 26,169 unvested shares of restricted stock would have an estimated value of $719,124 and 54,952 target unvested performance share units would have an estimated value of $1,510,081. In addition, an acceleration of Mr. Rogers’ 8,062 unvested options would have an estimated value of $47,888 on December 31, 2022.

(8)
In the event of an involuntary termination following a change of control, this amount is equal to (a) 2.9 times Mr. Huntsman’s Base Compensation, (b) Pro-Rata Annual Bonus, and (c) the continuation of medical benefits for Mr. Huntsman for up to 18 months following termination. See “—Severance Agreement with Mr. Huntsman.”

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EQUITY COMPENSATION PLAN INFORMATION
The following table sets forth certain information regarding our equity compensation plans as of December 31, 2022.
	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights (A)	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights (B)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (A)) (C)
Plan Category	(#)(1)	($)	(#)
Equity compensation plans approved by security holders as of December 31, 2022(2)	5,836,216	$21.93	6,480,753

Equity compensation plans not approved by security holders:	—	—	—

(1)
Includes 3,412,959 outstanding options and 2,423,257 undelivered full value awards (including 2,063,900 outstanding performance share units at the maximum level, 253,072 unvested phantom shares, and 106,285 vested stock units). If performance share units were delivered at target, this figure would include 3,412,959 outstanding options and 1,348,814 undelivered full value awards (including 989,457 outstanding performance share units, 253,072 unvested phantom shares, and 106,285 vested stock units). Does not include 705,384 shares of unvested restricted stock.

(2)
Initially, there were approximately 8,225,000 shares available for issuance under the 2016 Stock Incentive Plan. However, the number of shares available for issuance may be adjusted to include any shares surrendered, exchanged, forfeited or settled in cash pursuant to our Prior Stock Incentive Plan.

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COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
Ms. Sonia Dulá and Messrs. Curtis E. Espeland, José Muñoz, Wayne A Reaud, Nolan D. Archibald and Daniele Ferrari each served on the Compensation Committee during 2022. Mr. Ferrari served as Division President, Performance Products of Huntsman Corporation from 2008 to 2011. None of the members of the Compensation Committee was an officer or employee of our Company during 2022 or had any substantial business dealings with our Company or any of its subsidiaries. None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Board or the Compensation Committee of our Company.
CEO PAY RATIO
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of Peter R. Huntsman, our CEO.
For 2022, our last completed fiscal year:
•
The median of the annual total compensation of all employees of our Company (other than Mr. Huntsman) was $85,604; and

•
The annual total compensation of Mr. Huntsman, as reported in the 2022 Summary Compensation Table included in this Proxy Statement, was $13,380,023.

•
Based on this information, for 2022 the ratio of the annual total compensation of our CEO to the median of the annual total compensation of all employees was reasonably estimated to be 156 to 1.

SEC rules allow us to identify our median employee once every three years unless there has been a change in our employee population or employee compensation arrangements that we reasonably believe would result in a significant change in our pay ratio disclosure. Accordingly, our 2022 CEO pay ratio is calculated utilizing the same median employee identified in 2020. In determining that it was still appropriate to utilize our 2020 median employee for this disclosure, we considered the changes to our global employee population and compensation programs during 2022, as well as the absence of a material change in that employee’s job description or compensation during 2022.
To identify the median employee in 2020, we took the following steps:
•
We selected December 31, 2020, the last day of our 2020 payroll year, as the determination date for purposes of identifying the median employee.

•
Our total global workforce, as of December 31, 2020, consisted of approximately 9,580 individuals working at our Company and consolidated subsidiaries.

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HUNTSMAN CORPORATION: PROXY STATEMENT

•
As permitted by SEC rules, we excluded approximately 478 non-U.S. employees (representing less than 5% of our total global workforce as if December 31, 2020) from the employee pool used to determine our median employee. The table below identifies (1) the jurisdictions from which those employees were excluded and (2) the approximate number of employees in each jurisdiction.

Jurisdiction	Number of Employees
Argentina	23

Australia	30

Austria	1

Bangladesh	10

Chile	2

Colombia	61

Czechia	45

Egypt	1

El Salvador	2

France	22

Guatemala	35

Honduras	12

Hong Kong	25

Japan	26

Kazakhstan	2

Lithuania	1

Luxembourg	3

Pakistan	10

Poland	11

Republic of Korea	22

Serbia	1

Spain	64

Sri Lanka	1

Sweden	4

Ukraine	2

United Arab Emirates	22

Vietnam	40
Total	478

•
Our employee population, after accounting for the 5% “de minimis exemption” adjustment as described above, consisted of approximately 9,102 individuals.

•
We used a consistently applied compensation measure to identify our median employee by comparing the actual non-discretionary compensation (inclusive of salaries and wages) reflected in our payroll records as reported to local tax authorities for 2020. We did not make any cost-of-living adjustments in identifying the median employee.

We combined all elements of our median employee’s compensation for 2022 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S K, resulting in annual total compensation of $85,604. The difference between such employee’s salary and wages and the employee’s annual total compensation represents (i) the estimated value of such employee’s health care benefits (estimated for the employee and such employee’s eligible dependents at $5,403); (ii) contributions in the amount of $5,744 that we made on the employee’s behalf to our pension plan in 2022; and (iii) $7,996 representing the estimated change in annualized value of our pension plan for our median employee.

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HUNTSMAN CORPORATION: PROXY STATEMENT

PAY VERSUS PERFORMANCE
PAY VERSUS PERFORMANCE TABLE
Year	Summary Compensation Total for CEO	CEO Compensation Actually Paid(1)	Average Summary Compensation Total for other NEOs(2)	Average Compensation Actually Paid to other NEOs(2)(3)	Value of initial fixed $100 investment based on:		Net income (in millions)	Adjusted EBITDA (in millions)
					TSR	Peer group TSR(4)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2022	$13,380,023	$9,930,303	$3,226,669	$2,587,195	$123.98	$95.56	$523	$1,155

2021	$14,066,141	$27,231,888	$3,332,561	$5,722,056	$153.01	$118.16	$1,104	$1,246

2020	$13,529,958	$11,564,462	$3,015,150	$3,598,382	$107.53	$108.11	$1,066	$605

(1)
The 2022 Summary Compensation Table (“SCT”) totals reported for the CEO for each year were subject to the following adjustments per Item 402(v)(2)(iii) of Regulation S-K to calculate compensation actually paid (“CAP”):

CEO Year	Summary Compensation Total for CEO	Reported Grant Date Fair Value of Equity Awards(a)	Equity Award Adjustments(b)	Reported Change in the Actuarial Present Value of Pension Benefits(c)	Pension Benefit Adjustments(d)	CEO Compensation Actually Paid
2022	$13,380,023	$(8,300,053)	$4,112,786	—	$737,547	$9,930,303

2021	$14,066,141	$(8,000,000)	$20,750,310	—	$415,437	$27,231,888

2020	$13,529,958	$(7,600,011)	$7,509,173	$(2,623,213)	$748,555	$11,564,462

(a)
Represents a deduction for the amounts reported in the “Stock Awards” and “Option Awards” columns of the SCT.

(b)
Represents the increases or deductions as applicable for the inclusion of Item 402(v) adjusted equity award values as follows:

Equity Type	Fair Value of Current Year Equity Awards at Year End	Change in Value of Prior Equity Awards Unvested at Year End	Change in Value of Prior Awards Vested Current Year	Dividend Adjustments	Equity Value Included in Compensation Actually Paid
	(a)	(b)	(c)	(d)	(e) = (a) + (b) + (c) + (d)
2022	$6,031,897	$(3,124,078)	$682,907	$522,059	$4,112,786

2021	$12,039,187	$7,536,039	$938,820	$236,265	$20,750,310

2020	$8,901,061	$(99,868)	$(1,797,596)	$505,576	$7,509,173

(c)
Represents a deduction for the amounts reported in the “Change in Pension Value & Nonqualified Deferred Compensation Earnings” column of the SCT.

(d)
Represents the increase for actuarially determined service cost for services rendered in the applicable year. Prior service cost is not included as the Company’s did not have a prior service cost base for the applicable periods.

(2)
The SCT average of the other NEOs for each year were subject to the following adjustments per Item 402(v)(2)(iii) of Regulation S-K to calculate CAP:

Other NEOs Year	Summary Compensation Total for other NEOs	Reported Grant Date Fair Value of Equity Awards(a)	Equity Award Adjustments(b)	Reported Change in the Actuarial Present Value of Pension Benefits(c)	Pension Benefit Adjustments(d)	Other NEOs Compensation Actually Paid
2022	$3,226,669	$(1,438,267)	$712,459	—	$86,335	$2,587,195

2021	$3,332,561	$(1,401,403)	$3,312,308	$427,847	$50,743	$5,722,056

2020	$3,015,150	$(1,412,500)	$1,488,707	$452,331	$54,694	$3,598,382

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(a)
Represents a deduction for the amounts reported in the “Stock Awards” and “Option Awards” columns of the SCT.

(b)
Represents the increases or deductions as applicable for the inclusion of Item 402(v) adjusted equity award values as follows:

Equity Type	Fair Value of Current Year Equity Awards at Year End	Change in Value of Prior Equity Awards Unvested at Year End	Change in Value of Prior Awards Vested Current Year	Dividend Adjustments	Equity Value Included in Compensation Actually Paid
	(a)	(b)	(c)	(d)	(e) = (a) + (b) + (c) + (d)
2022	$1,045,233	$(487,466)	$93,752	$60,939	$712,459

2021	$2,100,801	$1,061,532	$122,926	$27,049	$3,312,308

2020	$1,654,307	$(13,009)	$(209,516)	$56,926	$1,488,707

(c)
Represents a deduction for the amounts reported in the “Change in Pension Value & Nonqualified Deferred Compensation Earnings” column of the SCT.

(d)
Represents the increase for actuarially determined service cost for services rendered in the applicable year. Prior service cost is not included as the Company’s did not have a prior service cost base for the applicable periods.

(3)
The other NEOs reflected in columns (d) and (e) represent the following individuals for each of the years shown:

a.
2021—Messrs. Lister, Hankins, Stryker, Rogers and Sean Douglas

b.
2020—Messrs. Douglas, Hankins, Stryker and Rogers

(4)
The 2022 Performance Peers consist of the following companies: Ashland Global Holdings Inc., BASF Corp, Celanese Corporation, Clariant AG, Covestro AG, Dow Inc., Eastman Chemical Company, Evonik, H.B. Fuller Company, Lanxess AG, Trinseo S.A. and Westlake Chemical Corp. For information on how we use the 2022 Performance Peers, see “Compensation Discussion and Analysis—2022 Executive Compensation Decisions—Long-Term Equity Compensation”.

PERFORMANCE MEASURES
The following tabular list provides information on the most important financial performance measures used by the registrant to link compensation actually paid to the Company’s named executive officers, for the most recently completed fiscal year, to the Company’s performance:
Performance Measure
Relative TSR
Adjusted EBITDA
Free cash flow
Optimization Program
EH&S compliance
RELATIONSHIP BETWEEN CAP AND PERFORMANCE MEASURES
In the “Compensation Discussion and Analysis” section of this Proxy Statement, we provide greater detail on the elements of our executive compensation program and our pay-for-performance compensation philosophy. The values included in the columns for CAP paid to our CEO and the other NEOs, in each of the fiscal years reported above and over the three-year cumulative period shows how the compensation awarded fluctuated year-over-year, primarily based on our stock price as of the last day of the listed fiscal year, among other factors. As the values change considerably from year-to-year based on stock price performance, they further demonstrate the pay-for-performance compensation philosophy of our executive compensation program. As the table demonstrates, the compensation of our CEO and the other NEOs is higher when our stock price performs well, and lower when the stock price does not perform as well, demonstrating the clear alignment of interests of our CEO and the other NEOs and our stockholders.
CAP versus TSR.   As shown in the chart below, the CEO and other NEOs’ CAP values are aligned with the Company’s TSR. This is due primarily to the Company’s use of long-term equity incentive awards, which are tied directly to our stock price in addition to our financial performance. The chart also compares the Company’s cumulative TSR and the 2022 Performance Peer’s TSR.

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HUNTSMAN CORPORATION: PROXY STATEMENT

CAP versus Net Income.   As shown in the chart below, the Company’s net income decreased significantly in 2022 and the CEO and other NEOs’ CAP values decreased as well. This is due in large part to the significant emphasis the Company places on long-term equity incentive awards, which are sensitive to changes in stock price. These measures do not align as closely as TSR because the Company does not use net income to determine compensation levels or annual cash performance award payouts.
CAP versus adjusted EBITDA.   The chart below compares the CEO and other NEOs’ CAP values to our adjusted EBITDA, which indicates there is a very strong relationship between adjusted EBITDA and CAP.
Historically, adjusted EBITDA determined the largest portion of our annual cash performance awards. Because the Company used adjusted EBITDA margin in 2022, this portion of the annual cash performance award was not earned, thus showing a lower correlation in 2022.

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PART 6
AUDIT COMMITTEE MATTERS

FEES BILLED BY DELOITTE & TOUCHE LLP AND AFFILIATES
The following table shows the aggregate fees billed by Deloitte & Touche LLP, Deloitte Tax LLP and the member firms of Deloitte Touche Tohmatsu Limited in each of the last two fiscal years for the services indicated (dollars in millions):
	2022	2021
Audit Fees(1)	$7.4	$6.2

Audit-Related Fees(2)	$0.6	$0.3

Tax Fees(3)	$2.5	$2.9

All Other Fees(4)	$0.4	$0.1
Total	$10.9	$9.5

(1)
Includes primarily fees associated with annual integrated audit of Huntsman Corporation and annual financial statement audit of Huntsman International LLC, reviews of Quarterly Reports on Form 10-Q, a carve out audit related to our Textile Effects business and statutory audits required internationally.

(2)
Includes fees associated with services related to due diligence advisory services regarding the potential acquisition of certain assets.

(3)
Includes fees associated with services related to preparation or review of original and amended US federal, state, local and non US income and franchise tax returns; transfer pricing services (US and Non-US); US federal, state, local and non US tax planning, consultation, assistance and advice; tax controversy services in connection with the examination of US federal, state, local and non-US income tax returns through the administrative appellate level; general tax consultation pertaining to ad hoc questions, including technical advice and research pertaining to specific transactions; VAT and similar taxes tax return preparation and/or consultation; customs and duties tax return preparation and/or consultation; employee benefits plan consultation and/or tax return preparation; excise tax compliance and planning; international tax planning and restructuring; withholding tax planning and compliance; tax authority ruling requests and planning; payroll tax planning; state credits and incentives; and R&D tax credit study and supporting documentation.

(4)
Includes fees for other services related to sustainability reporting and attestation reporting on 2021 sustainability and in 2022 advisory services related to the sale of the Textile Effects business.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES
The Audit Committee has, by resolution, adopted policies and procedures regarding pre-approval of the performance by Deloitte & Touche LLP and affiliates of certain audit and non-audit services. Deloitte & Touche LLP and affiliates may not perform any service enumerated in Section 201(a) of the Sarbanes-Oxley Act of 2002, except as may otherwise be provided by law or regulation. Deloitte & Touche LLP and affiliates may not perform any service unless the approval of the Audit Committee is obtained prior to the performance of the services, except as may otherwise be provided by law or regulation. The Audit Committee has pre-approved the performance by Deloitte & Touche LLP and affiliates of certain audit and accounting services, certain tax services, and, provided that fees do not exceed $250,000 per individual project, certain other tax services and audit-related services. The Audit Committee has delegated to the committee chair the power to pre-approve services beyond those previously described, provided that no services may be approved that are prohibited pursuant to Section 201(a) of the Sarbanes Oxley Act of 2002 or that appear reasonably likely to compromise the independence of Deloitte & Touche LLP. Any pre-approval granted by the chair is reviewed by the Audit Committee at its next regularly scheduled meeting. In addition, the Audit Committee receives a report annually detailing the prior year’s expenditures, consistent with the SEC’s accountant fee disclosure requirements.
The Audit Committee has approved all audit and permissible non-audit services prior to such services being provided by Deloitte & Touche LLP and affiliates in accordance with these procedures.

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AUDIT COMMITTEE REPORT
The Audit Committee of the Board (the “Committee”) assists the Board in fulfilling its oversight responsibilities with respect to the external financial reporting process and the adequacy of Huntsman’s internal controls over financial reporting and related disclosure controls and procedures, areas for which management has primary responsibility. Specific responsibilities of the Committee are set forth in the Audit Committee Charter, a copy of which can be found on Huntsman’s website at www.huntsman.com.
The independent registered public accounting firm is responsible for expressing an opinion on the conformity of Huntsman’s audited financial statements with accounting principles generally accepted in the United States and for issuing its report on Huntsman’s internal control over financial reporting. All audit and non-audit services provided to Huntsman by the independent registered public accounting firm are pre-approved by the Committee or by the Chair of the Committee pursuant to delegated authority, and the Committee considers the compatibility of such non-audit services with the independent registered public accounting firm’s independence.
The Committee evaluates the performance of the independent registered public accounting firm each year and determines whether to re-engage the current firm or consider other audit firms. In doing so, the Committee considers the quality of the services provided by the independent registered public accounting firm, along with their capabilities, technical expertise, and knowledge of Huntsman’s operations and industry. Based on these evaluations, the Committee decided to engage Deloitte & Touche LLP as Huntsman’s independent registered public accounting firm for the year ending December 31, 2023. Although the Committee has the sole authority to appoint the independent registered public accounting firm, the Committee has continued its long-standing practice of recommending that the Board ask stockholders to ratify the appointment of the registered public accounting firm at Huntsman’s annual meeting of stockholders.
The Committee has reviewed and discussed Huntsman’s audited financial statements for the year ended December 31, 2022 with Huntsman’s management. The Committee has discussed with Deloitte & Touche LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Committee has received the written disclosures and the letter from Deloitte & Touche LLP required by applicable requirements of the PCAOB regarding Deloitte & Touche LLP’s communications with the Committee concerning independence, and has discussed with Deloitte & Touche LLP its independence.
Based on the review and discussions referred to in the preceding paragraph, the Committee recommended to the Board that Huntsman’s audited financial statements for the year ended December 31, 2022 be included in Huntsman’s Annual Report on Form 10-K for the year ended December 31, 2022.
AUDIT COMMITTEE,
Jeanne McGovern, Chair
Sonia Dulá (member since May 2022)
Curtis E. Espeland (member since May 2022)
David B. Sewell (member since May 2022)
Jan E. Tighe

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PART 7
PROPOSALS TO BE VOTED ON AT THE MEETING

PROPOSAL 1—ELECTION OF DIRECTORS
Our business affairs are managed under the direction of our Board. All directors are elected or appointed to serve until the Annual Meeting. The Governance Committee has recommended, and the Board has nominated, Peter R. Huntsman, Dr. Mary C. Beckerle, Sonia Dulá, Curtis E. Espeland, Cynthia L. Egan, Daniele Ferrari, Jeanne McGovern, José Muñoz, David B. Sewell and Retired Vice Admiral Jan E. Tighe for election. For additional information regarding the Board’s director nominees, please see the “Board of Directors—Director Nominees” section of this Proxy Statement. Each elected director will serve until our 2024 Annual Meeting, until a successor is elected and qualified, or until his or her earlier death, resignation or retirement.
You may not cumulate your votes in the election of directors. If you are a street name stockholder and you do not provide your brokerage firm with voting instructions, your brokerage firm may not cast votes with respect to the shares that you beneficially own. Abstentions, withhold votes and any broker non-votes will not affect the outcome of the vote on the election of a director.
Unless otherwise indicated on the proxy, the persons named as proxies in the enclosed proxy will vote FOR each of the director nominees listed above. If for some reason any of the Board’s director nominees are unable to serve, or for good cause will not serve if elected, the persons named as proxies may vote for a substitute nominee recommended by the Board and, unless you indicate otherwise on the proxy card, your shares will be voted in favor of the Board’s remaining nominees. In the alternative, the Board may instead reduce the number of directors comprising the Board, as permitted by the Bylaws. If any substitute nominees are designated prior to the Meeting, we will file an amended proxy statement that, as applicable, identifies the substitute nominees, discloses that such nominees have consented to being named in the revised proxy statement and to serve if elected, and includes certain biographical and other information about such nominees required by the rules of the SEC.
THE BOARD RECOMMENDS VOTING ON THE PROXY CARD
“FOR ALL” OF THE NOMINEES RECOMMENDED BY OUR BOARD

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PROPOSAL 2—NON-BINDING ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
Pursuant to Section 14A of the Exchange Act, we are submitting a proposal to our stockholders for a non-binding advisory vote to approve the compensation of our NEOs as disclosed in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. This say-on-pay proposal gives our stockholders the opportunity to express their views on the compensation of our NEOs. Currently, our stockholders are given the opportunity to cast an advisory vote on this topic annually, with the next opportunity occurring in connection with our 2024 Annual Meeting.
The guiding principles of our compensation policies and decisions include aligning each executive’s compensation with our Company’s business strategy and the interests of our stockholders and providing incentives intended to attract, motivate and retain key executives who are important to our long-term success. We view pay for performance as a critical element of our overall executive compensation philosophy. Consistent with this philosophy, a significant portion of the total compensation for each of our NEOs is related to our earnings and to other performance factors that are intended to measure our progress against the goals of our strategic and operating plans and the long-term performance of our common stock.
When casting your advisory say-on-pay vote, we urge you to read the Compensation Discussion and Analysis section of this Proxy Statement, which discusses how our compensation design and practices are intended to reflect our compensation philosophy. The Compensation Committee and the Board believe that our compensation practices effectively implement our guiding principles.
The advisory say-on-pay vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the principles, policies and practices described in this Proxy Statement. Accordingly, the following resolution is submitted for stockholder vote at the Annual Meeting:
“RESOLVED, that the stockholders of Huntsman Corporation approve, on a non-binding advisory basis, the compensation of its named executive officers as disclosed in the Proxy Statement for the 2023 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the Summary Compensation Table and other related tables and disclosures.”
Approval of this proposal requires approval by holders of a majority of the shares present (in person or represented by proxy) and entitled to vote at the Annual Meeting. Abstentions will be treated as votes against this proposal. If you are a street name stockholder and you do not provide your brokerage firm with voting instructions, your brokerage firm may not cast votes with respect to the shares that you beneficially own. Broker non-votes, if any, will have no effect on the vote.
While this vote is required by law, the result (1) will not be binding on our Company, the Board or the Compensation Committee, (2) will not overrule any decisions made by the Board or the Compensation Committee, and (3) will not require the Board or the Compensation Committee to take any specific action. Nevertheless, the Board and the Compensation Committee value the opinions of our stockholders and will carefully consider the outcome of the vote when making future compensation decisions for our NEOs. In particular, to the extent there is any significant vote against our NEOs’ compensation as disclosed in this Proxy Statement, we will consider our stockholders’ concerns, and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.
THE BOARD RECOMMENDS VOTING ON THE PROXY CARD “FOR” THE ADVISORY VOTE
TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

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PROPOSAL 3—NON-BINDING ADVISORY VOTE TO APPROVE THE PREFERRED FREQUENCY OF VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
As described in Proposal 2 above, in accordance with Exchange Act Section 14A, our stockholders are being provided the opportunity to cast an advisory vote on our executive compensation program. The advisory vote on executive compensation described in Proposal 2 above is referred to as a “say-on-pay” vote. As required by Exchange Act Section 14A, this Proposal 3 affords stockholders the opportunity to cast an advisory vote on how often we should include a say-on-pay vote in our proxy materials for future annual stockholder meetings (or a special stockholder meeting for which our company must include executive compensation information in the proxy statement for that meeting). Under this Proposal 3, stockholders may vote on a non-binding basis to have the say-on-pay vote every year, every two years, or every three years. In addition, stockholders may abstain from voting on this Proposal 3. Exchange Act Section 14A requires the company to hold an advisory vote on the frequency of the say-on-pay vote at least once every six years.
We believe that say-on-pay votes should be conducted every year so that stockholders can provide us with direct and timely input on our executive compensation program. While our executive compensation programs are designed to promote a long-term connection between pay and performance, the Board recognizes that executive compensation disclosures are made annually and holding an annual advisory vote on executive compensation provides us with more direct and immediate feedback on our compensation disclosures. However, stockholders should note that because the advisory vote on executive compensation occurs well after the beginning of the compensation year, and because the different elements of our executive compensation programs are designed to operate in an integrated manner and to complement one another, in many cases it may not be feasible or feasible to change our executive compensation programs in consideration of any one year’s advisory vote on executive compensation before the following year’s annual meeting of stockholders.
The proxy card provides stockholders with the opportunity to choose among four options (1 year, 2 years, 3 years, or abstain) and, therefore, stockholders will not be voting to approve or disapprove the recommendation of the Board. Approval of this proposal requires approval by holders of a majority of the shares represented in person or by proxy and entitled to vote at the Annual Meeting. Because this proposal has three possible substantive responses (1 year, 2 years or 3 years), if none of the frequency alternatives receives the vote of the holders of a majority of the shares present, then we will consider stockholders to have approved the frequency selected by holders of a plurality of the shares present. Abstentions will be treated as votes against this proposal. If you are a street name stockholder and you do not provide your brokerage firm with voting instructions, your brokerage firm may not cast votes with respect to the shares that you beneficially own. These broker non-votes will have no effect on the vote.
Please note that this vote is advisory and not binding on our company or the Board in any way. The Board and the Compensation Committee will take into account the outcome of the vote, however, when considering the frequency of future advisory votes on executive compensation. The Board may decide now or in the future that it is in the best interests of our stockholders and our company to hold an advisory vote on executive compensation on a different frequency than the frequency receiving the most votes cast by our stockholders.
THE BOARD RECOMMENDS A VOTE “FOR” THE OPTION OF “1 YEAR”
AS THE PREFERRED FREQUENCY FOR ADVISORY VOTES ON EXECUTIVE COMPENSATION

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PROPOSAL 4—RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has appointed Deloitte & Touche LLP to serve as our independent registered public accounting firm and to audit our consolidated financial statements for the fiscal year ending December 31, 2023. Deloitte & Touche LLP has served as our auditor since 1984. The Audit Committee has been advised by Deloitte & Touche LLP that neither the firm, nor any member of the firm, has any financial interest, direct or indirect, in any capacity in us or our subsidiaries. As a matter of good corporate governance, the Audit Committee has determined to submit its selection of Deloitte & Touche LLP to stockholders for ratification.
The proposal to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm will require approval by holders of a majority of the shares present (in person or represented by proxy) and entitled to vote at the Annual Meeting. Abstentions will be treated as votes against this proposal. If you are a street name stockholder and you do not provide your brokerage firm with voting instructions. Broker non-votes, if any, will have no effect on the vote.
If the selection of the independent registered public accounting firm is not ratified, the Audit Committee will reconsider its selection. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time if the Audit Committee believes that such a change would be in the best interest of our Company and our stockholders.
One or more representatives of Deloitte & Touche LLP are expected to attend the Annual Meeting and will be available to respond to appropriate questions and, if they desire, will have an opportunity to make a statement.
THE BOARD RECOMMENDS VOTING “FOR” THE RATIFICATION
OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2023

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PROPOSAL 5: APPROVE THE SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
The State of Delaware, which is our state of incorporation, recently enacted legislation that enables Delaware companies to limit the liability of certain of their officers in limited circumstances. In light of this update, we are proposing to amend and restate our Certificate of Incorporation to add a provision exculpating certain of our officers from liability in specific circumstances, as permitted by Delaware law (the “Second Amended and Restated Certificate of Incorporation”). The new Delaware legislation only permits, and our proposed Second Amended and Restated Certificate of Incorporation would only permit, exculpation of certain officers in connection with direct claims brought by stockholders, including class actions, but would not eliminate officers’ monetary liability for breach of fiduciary duty claims brought by the Company itself or for derivative claims brought by stockholders in the name of the Company. In addition, it would not apply to breaches of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or any transaction in which the officer derived an improper personal benefit. The rationale for so limiting the scope of liability is to strike a balance between stockholders’ interest in accountability and their interest in our Company being able to attract and retain quality officers to work on its behalf.
The Governance Committee believes that there is a need for directors and officers to remain free of the risk of financial ruin as a result of an unintentional misstep. Further, the Governance Committee noted that the proposed provision would not negatively impact stockholder rights. Therefore, taking into account the narrow class and type of claims for which officers’ liability would be exculpated, and the benefits the Governance Committee believes would accrue to our Company and its stockholders in the form of an enhanced ability to attract and retain talented officers, the Governance Committee recommended to the Board the Second Amended and Restated Certificate of Incorporation to provide such exculpation to the extent permitted by Delaware law. Based on this recommendation, the Board determined that it is in the best interests of our Company and our stockholders to approve the Second Amended and Restated Certificate of Incorporation as described herein. The Second Amended and Restated Certificate of Incorporation also makes certain immaterial changes to provide for a new agent for service and remove material regarding the declassification of our Board, which was completed in 2017.
The general description of the proposed amendments set forth above is qualified in its entirety by reference to the Second Amended and Restated Certificate of Incorporation, which is attached as Appendix A.
If the proposed Amendments are approved, they will become effective upon the filing of a restated certificate of incorporation with the Delaware Secretary of State, which we intend to do promptly following the Annual Meeting.
Accordingly, we ask our stockholders to vote on the following resolution:
“RESOLVED, that the Huntsman’s stockholders approve the Second Amended and Restated Certificate of Incorporation to, among other things, add a new Article X, which shall read in its entirety as follows:
ARTICLE X
LIMITED LIABILITY OF OFFICERS
An officer shall not be personally liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as an officer, except, if and to the extent required by the DGCL, as amended from time to time, for liability (i) for any breach of the officer’s duty of loyalty to the Company or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for any transaction from which the Director derived an improper personal benefit or (iv) in any action by or in the right of the Company. Neither the amendment nor repeal of this Article X shall eliminate or reduce the effect of this Article X in respect of any matter occurring, or any cause of action, suit or claim that, but for this Article X, would accrue or arise, prior to such amendment or repeal.”
Approval of this proposal requires approval by the holders of a majority of the shares of our common stock issued and outstanding and entitled to vote thereon. Abstentions will be treated as votes against this proposal. If you are a street name stockholder and you do not provide your brokerage firm with voting instructions, your brokerage firm may not cast votes with respect to the shares that you beneficially own. Broker non-votes, if any, will be treated as votes against this proposal. If our stockholders approve this proposal, our proposed Second Amended and Restated Certificate of Incorporation will become effective upon our Second Amended and Restated Certificate of Incorporation being filed with the Delaware Secretary of State, which we anticipate doing as soon as practicable following stockholder approval. If our stockholders do not approve this proposal, the Second Amended and Restated Certificate of Incorporation will not be filed with the Delaware Secretary of State and our Amended and Restated Certificate of Incorporation will remain in effect.
The Board unanimously recommends a vote “FOR” the
proposal to approve the Second Amended and Restated Certificate of Incorporation.

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PROPOSAL 6—STOCKHOLDER PROPOSAL REGARDING SHAREHOLDER RATIFICATION OF EXCESSIVE TERMINATION PAY
The following stockholder proposal has been submitted to us for action at the Annual Meeting by John Chevedden. This proposal will be voted on at the Annual Meeting only if properly presented by or on behalf of Mr. Chevedden. In accordance with applicable proxy regulations, Mr. Chevedden’s proposed resolution and supporting statement are set forth below in the form that we received them, with the graphic added at his request:
Shareholder Ratification of Excessive Termination Pay
Shareholders request that the Board seek shareholder approval of any senior manager’s new or renewed pay package that provides for severance or termination payments with an estimated value exceeding 2.99 times the sum of the executive’s base salary plus target short-term bonus.
“Severance or termination payments” include cash, equity or other pay that is paid out or vests due to a senior executive’s termination for any reason. Payments include those provided under employment agreements, severance plans, and change-in-control clauses in long-term equity plans, but not life insurance, pension benefits, or deferred pay earned and vested prior to termination.
“Estimated total value” includes: lump-sum payments; payments offsetting tax liabilities, perquisites or benefits not vested under a plan generally available to management employees, post-employment consulting fees or office expense and equity awards if vesting is accelerated, or a performance condition waived, due to termination.
The Board shall retain the option to seek shareholder approval after material terms are agreed upon.
Generous performance-based pay can sometimes be justified but shareholder ratification of “golden parachute” severance packages with a total cost exceeding 2.99 times base salary plus target short-term bonus better aligns management pay with shareholder interests.
For instance at one company, that does not have this policy, if the CEO is terminated he could receive $44 million in termination pay—over 10 times his base salary plus short-term bonus. In the event of a change in control, the same person could receive a whopping $124 million in accelerated equity payouts even if he remained employed.
It is especially important that this excessive pay type situation be avoided at Huntsman since management pay was rejected by 15% of shares in 2022 when a 5% rejection is often the norm at well performing companies. A 15% rejection is all the worse since the Huntsman stock is a poor performer compared to its $34 price in 2018.
Shareholder Ratification of Excessive Termination Pay received between 51% and 65% support at:
AbbVie (ABBV)
FedEx (FDX)
Spirit AeroSystems (SPR)
Alaska Air (ALK)
Fisery (FISV)
Please vote yes:
Shareholder Ratification of Excessive Termination Pay—Proposal 6
THE BOARD RECOMMENDS VOTING ON THE PROXY CARD
“AGAINST” THE STOCKHOLDER PROPOSAL

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BOARD OF DIRECTORS’ STATEMENT IN OPPOSITION
The Board of Directors has carefully considered this proposal and concluded the adoption of this proposal is not only unnecessary, but also not in the best interest of the Company and its stockholders.
Huntsman’s Board of Directors therefore unanimously recommends a vote “AGAINST” Proposal 6 (the “Proposal”) for the following reasons:
As disclosed elsewhere in this Proxy Statement, we maintain strong governance policies and practices including with respect to post-termination compensation of executive officers. The following discussion highlights these policies and practices, including the fact that we already adopted a policy prohibiting cash severance payments exceeding 2.99 times base salary and annual bonus without stockholder approval. As such, the Board believes the limitations imposed under the Proposal are unnecessary in light of our existing policies and practices and would unduly restrict our ability to remain competitive with our peers and to design appropriate pay packages and address specific circumstances as needed.
As fully disclosed in our Proxy Statement, Huntsman already has a carefully tailored policy to limit cash severance payments of executive officers in excess of 2.99 times base salary and annual target bonus without stockholder approval.
Our Severance Compensation Policy was recently adopted by the Board and reflects our long-standing approach on executive termination pay. The Severance Compensation Policy requires Huntsman to seek stockholder approval before paying certain types of cash severance benefits that would exceed 2.99 times the sum of the executive officer’s base salary and annual target bonus—the very same ratio that the Proposal contemplates. The Board believes that our Severance Compensation Policy, which is more carefully tailored than the overly broad Proposal, coupled with our existing severance plans, strike the right balance between shareholder rights and being able to be competitive in the market for talent. Any new or amended employment agreement, severance agreement or similar arrangement with any of our executive officers, and any new or amended severance plans or policies will not permit for cash severance benefits exceeding 2.99 times the sum of the executive officer’s base salary and annual target bonus without first seeking stockholder approval of such payment.
The existing policy includes the following specific features: (i) it allows certain exclusions to the types of compensation subject to the policy, such as payments of salary or bonus amounts that had accrued at the time of termination, and (ii) it applies to a clearly defined set of Huntsman officers whose compensation is already disclosed to shareholders under SEC rules (as opposed to “any senior manager,” an undefined and potentially very broad population of employees, as contemplated by the Proposal). As a result, the current policy enables Huntsman to offer applicable post-termination benefits in situations we believe are appropriate, such as upon termination of Huntsman employment in connection with our transfer of a business operation to a successor employer. This is a scenario where we believe acceleration of equity vesting is appropriate and should not be subject to specific shareholder approval beyond the general say-on-pay advisory vote that we hold annually.
The Proposal warns abstractedly about an executive officer who may receive “over 10 times his base salary plus short-term bonus,” suggesting we may have such termination packages without identifying a single instance thereof. In point of fact, our existing executive severance plans in which our executive officers participate generally provide for much lower levels of cash severance payments than the Severance Compensation Policy permits. For more information regarding the payments that are provided for under these severance plans, please see “Part 5—Executive Compensation—Potential Payments Upon Termination or Change-In-Control” on page 66 of the Proxy Statement.
The Proposal’s limits on equity compensation go too far.
The Proposal seeks to restrict the acceleration of vesting of equity awards in connection with a termination of service by including the value of this benefit in the amount of “severance or termination payments” to be applied against the limit. However, our stockholders have already voted on and given the Board the ability to accelerate vesting of equity awards under our Stock Incentive Plans, which we believe indicates that stockholders recognize that the Board needs the flexibility to design appropriate pay packages and address specific circumstances, as further outlined below.
Our stockholders approved equity compensation plans that allows for acceleration of outstanding equity awards in certain circumstances related to a change in control or death or disability.
Huntsman’s Stock Incentive Plans, which have been widely approved by our stockholders, permit the acceleration of outstanding equity awards in connection with a change in control. The Board believes that the possibility of providing this change in control severance benefit encourages executive officers to remain with Huntsman during a potential change in control, which further aligns their interests with those of our stockholders when evaluating any such potential transaction.

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The Proposal could create increased risk for stockholders and create a misalignment between our executives and our stockholders during a change-in-control transaction.
Without this incentive to retain executive officers during a potential change in control, our ability to deliver maximum stockholder value in such a transaction could be impaired. The Proposal would significantly limit the Board’s flexibility to provide reasonable assurance to our executive officers that they could realize the full expected value of their previously granted equity awards even if a change-of-control transaction were completed. The risk of job loss following a change in control, coupled with a limit on the value that may be realized from previously granted equity awards, may present an unnecessary distraction for our executive officers and could lead them to begin seeking new employment while a transaction is being negotiated or pending.
Huntsman’s Stock Incentive Plans were designed to avoid distractions and potential conflicts of interest that could otherwise arise when a potential change-in-control transaction is being considered. They permit our leadership team to remain focused on protecting stockholder interests and maximizing stockholder value. If the potential change-of-control transaction is in the best interests of our stockholders, our executive officers should be motivated to focus their full energy on pursuing this alternative, even if it is likely to result in the termination of their employment.
By including long-term equity incentive awards in the calculation of the proposed limit on “severance or termination benefits,” the Proposal discourages the use of long-term equity incentive awards, which are tied to maximizing long-term stockholder value and help us to recruit and retain executive talent.
The Proposal would potentially trigger a stockholder approval requirement in order for our executive officers to realize the full value of their previously granted equity awards upon death, disability or retirement, which are described on page 63 of this Proxy Statement. Since calling a special meeting of stockholders to obtain stockholder approval of such accelerated vesting would be expensive and impractical, the Board believes the Proposal would have the effect of discouraging the use of long-term equity incentive awards and would directly conflict with the objectives of our executive compensation program. It could also have an adverse impact on our ability to recruit and retain executive talent, as it would put us at a competitive disadvantage against other companies who do not face similar restrictions or uncertainty regarding their ability to offer termination protection.
Our long-term incentive compensation is designed to focus our executive officers on increasing stockholder value and to incentivize their contribution to our long-term growth and performance. The use of equity ensures that the amount of long-term incentive compensation granted is tied directly to both increases in stockholder value and the achievement of critically important multi-year performance objectives. Because its value is tied to our stock price, the executive officer’s long-term incentive compensation strongly supports the objectives of ensuring that pay is aligned with changes in stockholder value and creating commonality of interest between our executive officers and stockholders. Due to the multi-year performance and/or vesting requirements, all of our long-term incentives support the goal of retaining our executive officers. Equity awards comprise a significant portion of our executive officers’ total compensation and are granted and accepted with the expectation that the executive officers will be given a fair opportunity to realize the full value of these awards.
The Proposal’s broad approach would place Huntsman at a competitive disadvantage by limiting Huntsman’s ability to attract and retain executive talent.
The Board believes the Proposal would adversely affect our ability to attract executive-officer-level talent, for which we compete globally with other companies. The sort of severance benefits that would be covered by the policy this Proposal requests often arise in the context of negotiating an employment agreement with an external hire for an executive officer leadership position, particularly when a sign-on or similar one-time equity award is part of the overall compensation package necessary to induce the individual to leave a successful and well-compensated role at another company. As a result, implementing the Proposal may interfere with our ability to make binding offers of employment, including for roles that can have significant impact on our performance and results. Requiring sign-on packages for “any senior manager” to be approved by stockholders would not allow us to be nimble and competitive in the recruiting process, and candidates would not be willing to have their hiring be subject to a subsequent stockholder approval. Similar dynamics can exist in developing packages to retain employees. The delay, uncertainty and expense of seeking stockholder approval in such circumstances demonstrate the impracticality of this Proposal.
Unsurprising given the undue limitations and negative consequences that could accompany the policy requested by this Proposal, none of the other companies in Huntsman’s compensation peer group disclose having this type of policy. Adopting the broad approach this Proposal suggests would disadvantage Huntsman relative to our peers in our ability to recruit and retain the best available executive talent.
The Proposal is unnecessary because stockholders already have opportunities to express their approval of our post-termination compensation policies.
Our existing plans and policies governing post-termination compensation for executive officers are fully described in our Proxy Statement each year under “Part 5—Executive Compensation—Potential Payments Upon Termination or Change-In-Control” and,

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as such, stockholders have the opportunity to address those practices through our annual advisory vote on executive compensation. In addition, in the event of any merger, acquisition or other similar event, stockholders would have a further opportunity to express their views on any compensation to our named executive officers in connection with that transaction. In sum, our Board believes that our current executive compensation policies and practices, including our plans and policies governing post-termination compensation, are reasonable, appropriate and effectively align the interests of our executive officers with those of our stockholders. Adoption of this Proposal could create a misalignment between those interests and prevent us from effectively recruiting, motivating and retaining critical talent, and therefore would not be in the best interests of our stockholders.
For the foregoing reasons, the Board unanimously believes that this Proposal is not in the best interests of Huntsman or our stockholders, and recommends that you vote “AGAINST” Proposal 6.
THE BOARD RECOMMENDS VOTING ON THE PROXY CARD “AGAINST” THIS PROPOSAL
TO REQUIRE STOCKHOLDER RATIFICATION OF EXECUTIVE TERMINATION PAYMENTS

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STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR THE 2024 ANNUAL MEETING
STOCKHOLDER PROPOSALS TO BE INCLUDED IN NEXT YEAR’S PROXY STATEMENT
Pursuant to the various rules promulgated by the SEC, stockholders interested in submitting a proposal to be considered for inclusion in our proxy materials and for presentation at the 2024 Annual Meeting may do so by following the procedures set forth in Rule 14a-8 under the Exchange Act. In general, to be eligible for inclusion in our proxy materials, stockholder proposals must be received by our Corporate Secretary at our principal executive offices (located at 10003 Woodloch Forest Drive, The Woodlands, Texas 77380 or to CorporateSecretary@huntsman.com) no later than [November 21], 2023.
DIRECTOR NOMINATIONS TO BE INCLUDED IN NEXT YEAR’S PROXY STATEMENT
Our Bylaws allow eligible stockholders to nominate a candidate for election to our Board for inclusion in our proxy materials in accordance with the “proxy access” provisions of our Bylaws, which are contained in Section 2.14. The “proxy access” provisions allow a stockholder, or a group of up to 20 stockholders (with funds having specified relationships constituting a single stockholder), who own (as defined in our Bylaws) three percent or more of our outstanding common stock continuously for at least three years, to nominate and include in our proxy materials director candidates constituting up to two directors or 20% of the Board (rounded down to the nearest whole number), whichever is greater, provided that the stockholder(s) and the nominee(s) satisfy the requirements specified in our Bylaws (including similar information requirements to those set forth in Section 2.8 of our Bylaws). If a stockholder or group of stockholders wishes to nominate one or more director candidates to be included in the Company’s proxy statement for the 2024 Annual Meeting pursuant to these proxy access provisions in Section 2.14 of our Bylaws, written notice must be received by the Corporate Secretary at c/o Corporate Secretary, Huntsman Corporation, 10003 Woodloch Forest Drive, The Woodlands, Texas 77380 no earlier than the close of business on December 23, 2023 and no later than the close of business on January 22, 2024. However, if the date of the 2024 Annual Meeting is more than 30 days before or more than 70 days after the first anniversary of the date of the Annual Meeting, such written notice must be received by the Corporate Secretary at c/o Corporate Secretary, Huntsman Corporation, 10003 Woodloch Forest Drive, The Woodlands, Texas 77380 no later than the close of business on the later of the 120th day prior to the date of the 2024 Annual Meeting or the 10th day following the date we first publicly announce the date of 2024 Annual Meeting. Any such notice must also comply with the timing, disclosure, procedural and other requirements as set forth in our Bylaws. For additional information about stockholder nominations and proposals, see “Corporate Governance—Director Nomination Process.”
DIRECTOR NOMINATIONS AND STOCKHOLDER PROPOSALS FOR PRESENTATION AT THE 2024 ANNUAL MEETING
Stockholders who wish to nominate one or more individuals to serve as directors or to bring a proposal of business before the 2024 Annual Meeting (other than nominations pursuant to the “proxy access” provisions of our Bylaws or a shareholder proposal in accordance with Rule 14a-8), must be a stockholder of record and must notify in writing our Corporate Secretary and provide the information required by Section 2.8 of our Bylaws. The notice must be delivered to, or mailed and received at, c/o Corporate Secretary, Huntsman Corporation, 10003 Woodloch Forest Drive, The Woodlands, Texas 77380 no earlier than the close of business on December 23, 2023 and no later than the close of business on January 22, 2024. However, if the date of our 2024 Annual Meeting is more than 30 days before or more than 70 days after the first anniversary of the date of the Annual Meeting, then such notice must be delivered to, or mailed and received at, c/o Corporate Secretary, Huntsman Corporation, 10003 Woodloch Forest Drive, The Woodlands, Texas 77380 no earlier than the close of business on the 120th calendar day prior to the date of the 2024 Annual Meeting and not later than the close of business on the later of the 90th calendar day prior to the date of the 2024 Annual Meeting or the 10th calendar day following the calendar day on which public announcement of the date of 2024 Annual Meeting is first made by us. Any such notice must also comply with the timing, disclosure, procedural and other requirements as set forth in our Bylaws. For additional information about stockholder nominations and proposals, see “Corporate Governance—Director Nomination Process.”
In addition to satisfying the requirements of the Bylaws, to comply with the requirements set forth in Rule 14a-19 of the Exchange Act (the universal proxy rules), stockholders who intend to solicit proxies in support of director nominees other than the Board’s nominees must also provide written notice to the Corporate Secretary that sets forth all the information required by Rule 14a-19(b) of the Exchange Act. Such notice must be postmarked or transmitted electronically to the Company at the Company’s principal executive offices no later than February 21, 2024.

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PART 8
ADDITIONAL INFORMATION

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table presents information regarding beneficial ownership of our common stock as of February 27, 2023 by:
•
each person who we know owns beneficially more than 5% of our common stock;

•
each of our directors and nominees;

•
each of our NEOs; and

•
all of our executive officers and directors as a group.

Under the regulations of the SEC, shares are generally deemed to be “beneficially owned” by a person if the person directly or indirectly has or shares voting power or investment power (including the power to dispose) over the shares, whether or not the person has any pecuniary interest in the shares, or if the person has the right to acquire voting power or investment power of the shares within 60 days, including through the exercise of any option, warrant or right. In accordance with the regulations of the SEC, in computing the number of shares of common stock beneficially owned by a person and the percentage ownership of such person, we deemed to be outstanding all shares of common stock subject to options or other rights held by the person that are currently exercisable or exercisable within 60 days of February 27, 2023. We did not deem such shares outstanding, however, for the purpose of computing the percentage ownership of any other person.
	Common Stock Beneficially Owned(1)
Name of Beneficial Owner	Shares	Percent(2)
5% OR MORE BENEFICIAL OWNERS:

The Vanguard Group, Inc.(3)	18,405,476	10.0%

BlackRock, Inc.(4)	13,226,319	7.2%

DIRECTORS AND NAMED EXECUTIVE OFFICERS:

Peter R. Huntsman(5)	9,372,652	5.2%

Mary C. Beckerle(6)	64,890	*

Sonia Dulá	17,957	*

Cynthia L. Egan(7)	17,432	*

Curtis E. Espeland	23,233	*

Daniele Ferrari(8)	29,999	*

Jeanne McGovern	12,672	*

José Muñoz	8,233	*

David B. Sewell	8,233	*

Jan E. Tighe(9)	24,928	*

Philip M. Lister(10)	104,901	*

Anthony P. Hankins(11)	891,243	*

David M. Stryker(12)	398,209	*

R. Wade Rogers(13)	530,822	*

ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP (14 persons)(14)	11,601,402	6.3%

*
Less than 1%

(1)
Unless a different address is specified below, the address of each beneficial owner is c/o Huntsman Corporation, 10003 Woodloch Forest Drive, The Woodlands, Texas 77380 and such beneficial owner has sole voting and dispositive power over such shares.

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(2)
Based upon an aggregate of 183,673,138 shares of common stock outstanding on as of February 27, 2023.

(3)
As reported in the Schedule 13G/A filed with the SEC on February 9, 2023 by The Vanguard Group, Inc. Based on such filing, The Vanguard Group, Inc. has shared voting power over 284,154 of the reported shares, sole dispositive power over 18,121,322 of the reported shares and shared dispositive power over 284,154 of the reported shares. The address of The Vanguard Group, Inc. is 100 Vanguard Blvd., Malvern, PA 19355.

(4)
As reported in the Schedule 13G/A filed with the SEC on February 1, 2023 by BlackRock, Inc. Based on such filing, BlackRock, Inc. has sole voting power over 12,296,303 of the reported shares and sole dispositive power over 13,226,319 of the reported shares. The address of BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.

(5)
Includes options to purchase 1,665,285 shares of common stock that are exercisable within 60 days of February 27, 2023. Also includes the following shares of which Mr. Huntsman may be deemed to be the beneficial owner: (a)  843,657 that are held by his spouse as Utah Uniform Transfers to Minors Act custodian for each of Mr. Huntsman’s eight children, and (b) 933,328 shares held by P&B Capital, L.C. for which he and his spouse are the only managers and members. Mr. Huntsman expressly disclaims beneficial ownership of any shares held by his spouse.

(6)
Includes 51,584 vested stock units, the shares underlying that will be deliverable upon termination of service.

(7)
Includes 9,174 vested stock units, the shares underlying that will be deliverable upon termination of service.

(8)
Includes 29,299 vested stock units, the shares underlying that will be deliverable upon termination of service.

(9)
Includes 24,928 vested stock units, the shares underlying that will be deliverable upon termination of service.

(10)
Includes options to purchase 51,340 shares of common stock that are exercisable within 60 days of February 27, 2023.

(11)
Includes options to purchase 200,691 shares of common stock that are exercisable within 60 days of February 27, 2023.

(12)
Includes options to purchase 19,506 shares of common stock that are exercisable within 60 days of February 27, 2023.

(13)
Includes options to purchase 74,913 shares of common stock that are exercisable within 60 days of February 27, 2023.

(14)
Includes options to purchase a total of 2,011,735 shares of common stock that are exercisable within 60 days of February 27, 2023, and a total of 115,685 vested stock units, the shares underlying that will be delivered to the applicable holder upon termination of service.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
POLICIES AND PROCEDURES
Effective February 1, 2007, as amended, the Board adopted a Related Party Transactions Policy, which includes the procedures for review, approval and monitoring of transactions involving our company and “related persons” (directors, executive officers, stockholders owning five percent or greater of our common stock, or their respective immediate family members). The policy covers any transaction involving amounts exceeding $120,000 in which a related person has or will have a direct or indirect material interest.
The Compensation Committee reviews and approves all compensation paid to family members of directors and our CEO. All other related person transactions must be approved in advance by the Audit Committee, which will approve the transaction only if it determines that the transaction is in, or is not inconsistent with, the interests of the Company and its stockholders. In evaluating the transaction, the Audit Committee will consider all relevant factors, including as applicable (1) the benefit to us in entering into the transaction; (2) the alternatives to entering into a related person transaction; and (3) whether the transaction is on terms comparable to those available to third parties.
If a director is involved in the transaction, he or she will be recused from all discussions and decisions about the transaction. The transaction must be approved in advance of its consummation. The Audit Committee will periodically monitor the transaction to ensure that there are no changed circumstances that would render it advisable, or not inconsistent with such circumstances, to amend or terminate the transaction and will review the transaction annually to determine whether it continues to be in our interests.
The Compensation Committee approved the 2022 compensation decisions described below and will continue to monitor such arrangements as consistent with our Related Party Transactions Policy.
HUNTSMAN FAMILY EMPLOYMENT
The following table shows compensation paid to members of the Huntsman family (other than NEOs and directors as disclosed herein) for services as officers or employees in fiscal 2022 that involve amounts exceeding $120,000. All amounts paid in 2022 were approved in advance by the Compensation Committee, which reviews and approves all annual and other compensation arrangements and components for corporate and executive officers and their family members who are employees.
Employee	Salary	Stock Awards(3)	Non-Equity Incentive Plan Compensation(4)
Peter R. Huntsman, Jr.(1)	$223,000	$125,000	$41,028

John Calder(2)	$238,500	$135,000	$87,759

(1)
Peter Huntsman, Jr. is Director of Sales Americas for our Advanced Materials division. He is the son of Peter R. Huntsman, our CEO.

(2)
Mr. Calder is Vice President of Finance and Controller for our Performance Products division. He is the son-in-law of Peter R. Huntsman, our CEO.

(3)
This column reflects the aggregate grant date fair value of restricted stock granted on February 17, 2022. The restricted shares vest ratably in three equal annual installments beginning on the first anniversary of the grant date. The value of the awards at the grant date assuming that the highest level of performance conditions will be achieved is $229,989 and $248,333 for Messrs. Huntsman and Calder, respectively.

(4)
This column reflects the cash performance awards earned for 2022. Amounts for 2022 are paid during the first quarter of 2023.

Peter Huntsman, Jr. and Mr. Calder continue to be our current employees. Peter Huntsman, Jr. was promoted in 2023 and his compensation increased in line with this promotion. We expect to pay Mr. Calder compensation and other benefits in 2023 similar to those paid in 2022.
DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Exchange Act requires our directors and executive officers, among others, to file with the SEC and the NYSE an initial report of ownership of our common stock on Form 3 and reports of changes in ownership on Form 4 or Form 5. Persons subject to Section 16 are required by SEC regulations to furnish us with copies of all Section 16 forms that they file related to Huntsman stock transactions. Under SEC rules, certain forms of indirect ownership and ownership of our common stock by certain family members are covered by these reporting requirements. As a matter of practice, our administrative staff assists our directors and executive officers in preparing initial ownership reports and reporting ownership changes and typically files these reports on their behalf.

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Based solely on a review of the reports furnished to us or written representations from reporting persons that all reportable transactions were reported, we believe that during 2022 all of our executive officers, directors and greater than 10% holders filed the reports required to be filed under Section 16(a) on a timely basis under Section 16(a).
OTHER INFORMATION
DUPLICATE MAILINGS
If you share an address with other stockholders of the Company, you may receive notification that you are being sent only a single copy of the annual report and proxy materials, unless your bank, broker or other nominee that provides the notification receives contrary instructions from the affected stockholders. This practice, permitted under SEC rules and commonly referred to as “householding,” is designed to provide extra convenience for stockholders and potential cost savings for companies.
If, at any time, you no longer wish to participate in householding and would prefer to receive a separate set of the annual report and proxy materials, please notify (i) your broker if your shares of common stock are held in a brokerage account or (ii) the Company if you are a stockholder of record. We will promptly deliver a separate copy of the proxy materials, including the 2022 Form 10-K, upon request. You can notify the Company by sending a written request to the attention of Corporate Secretary, 10003 Woodloch Forest Drive, The Woodlands, Texas 77380 or emailing CorporateSecretary@huntsman.com or by calling 281-719-6000.
Stockholders should direct communications regarding change of address, transfer of stock ownership or lost stock certificates by mail to Computershare Trust Company, N.A., P.O. Box 505000, Louisville, KY 40233-5000, or by telephone at 1-866-210-6997. Computershare may also be reached through its website at www.computershare.com.
STOCKHOLDER LIST
We will make available a list of stockholders of record as of the Record Date for inspection by stockholders for any purpose germane to the Annual Meeting from April 11, 2023 through April 20, 2023 at our headquarters located at 10003 Woodloch Forest Drive, The Woodlands, Texas 77380. If you wish to inspect the list, please submit your request, along with proof of ownership, by email to CorporateSecretary@huntsman.com. The list will also be available onsite during the Annual Meeting.
INTERNET AVAILABILITY
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on April 21, 2023: The Notice of 2023 Annual Meeting and Proxy Statement and the 2022 Form 10-K are available free of charge at www.proxyvote.com.

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Appendix A
SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF HUNTSMAN CORPORATION

SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
HUNTSMAN CORPORATION
The name of the corporation is “Huntsman Corporation” (the “Corporation”).
The original certificate of incorporation of the Corporation (the “Original Certificate of Incorporation”) was filed with the Secretary of State of the State of Delaware (the “Secretary of State”) on October 19, 2004.
The Original Certificate of Incorporation was amended and restated by the Amended and Restated Certificate of Incorporation, filed with the Secretary of State on May 8, 2014 (the “Amended and Restated Certificate of Incorporation”).
This Second Amended and Restated Certificate of Incorporation (this “Certificate of Incorporation”) has been declared advisable by the board of directors of the Corporation (the “Board”), duly adopted by the stockholders of the Corporation and duly executed and acknowledged by the officers of the Corporation in accordance with Sections 103, 242 and 245 of the General Corporation Law of the State of Delaware (the “DGCL”).
~~The text~~This Certificate of ~~the certification of the Corporation is~~Incorporation hereby ~~amended~~amends and ~~restated~~restates the Amended and Restated Certificate of Incorporation to read in its entirety as follows:
ARTICLE I
NAME
The name of the Corporation is “Huntsman Corporation.”
ARTICLE II
REGISTERED AGENT
The address of the Corporation’s registered office in the State of Delaware is 251 Little Falls Drive~~Corporation Trust Center, 1209 Orange Street~~, in the City of Wilmington, County of New Castle. The name of the Corporation’s registered agent at such address is Corporation Service ~~The Corporation Trust~~ Company.
ARTICLE III
PURPOSE
The purposes of the Corporation are to engage in any lawful act or activity for which corporations may be organized under the DGCL.
ARTICLE IV
CAPITAL STOCK
Section 4.1   Authorized Capital Stock.   The Corporation shall be authorized to issue 1,300,000,000 shares of capital stock, consisting of two classes: 1,200,000,000 shares of common stock, par value $0.01 per share (“Common Stock”), and 100,000,000 shares of preferred stock, par value $0.01 per share (“Preferred Stock”).
Section 4.2.   Preferred Stock.   The authorized shares of Preferred Stock may be issued in one or more series. Subject to any provision made in this Article IV fixing and determining the designations, powers, rights and preferences of any series of Preferred Stock, the Board is hereby authorized to issue the shares of Preferred Stock in such series and to fix from time to time the number of shares to be included in any series and the designations, powers, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, of all shares of such series, all of which shall be stated in a resolution or resolutions providing for the issuance of such Preferred Stock (a “Preferred Stock Designation”).
Subject to the rights of the holders of any series of Preferred Stock pursuant to the terms of any Preferred Stock Designation, the number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then

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outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote generally in the election of directors irrespective of the provisions of Section 242(b)(2) of the DGCL. Except as otherwise provided by law or by a Preferred Stock Designation, the holders of Preferred Stock shall not be entitled to vote at or receive notice of any meeting of stockholders.
Section 4.3.   Common Stock.   The Common Stock shall be subject to the express terms of the Preferred Stock and any series thereof. The holders of shares of Common Stock shall be entitled to one vote for each such share upon all proposals on which the holders of Common Stock are entitled to vote. Except as otherwise provided by law or by any Preferred Stock Designation, the holders of Common Stock shall have the exclusive right to vote for the members of the Board (the “Directors”) and for all other purposes. Holders of Common Stock are entitled to receive ratably dividends if, as and when dividends are declared from time to time by the Board out of funds legally available for that purpose.
Section 4.4.   Registered Owners.   The Corporation shall be entitled to treat the person in whose name any share of its stock is registered as the owner thereof for all purposes and shall not be bound to recognize any equitable or other claim to, or interest in, such share on the part of any other person, whether or not the Corporation shall have notice thereof, except as expressly provided by applicable law.
ARTICLE V
THE BOARD
Section 5.1.   Number, Election and Terms of Directors.
(a)   The number of Directors that constitute the entire Board shall be fixed from time to time by a majority of the total number of authorized Directors, whether or not there exists any vacancy in previously authorized directorships; provided, however, that the number of Directors that constitute the entire Board shall be not less than three nor more than fifteen.~~; and~~
(b)   Subject to the rights of any Preferred Stock as set forth in a Preferred Stock Designation, Directors shall be elected for a term expiring at the next annual meeting of stockholders and may be removed with or without cause.~~:~~
~~(i)   until the election of Directors at the 2015 annual meeting of stockholders, pursuant to Section 141(d) of the DGCL, the Directors (other than those Directors elected by the holders of any series of Preferred Stock pursuant to a Preferred Stock Designation (the “Preferred Stock Directors”)) shall be divided into three classes, Class I, Class II and Class III, which shall be as equal in number as possible, with the Directors in Class I having a term expiring at the 2015 annual meeting of stockholders, the Directors in Class II having a term expiring at the 2016 annual meeting and the Directors in Class III having a term expiring at the 2017 annual meeting of stockholders;~~
~~(ii)   commencing with the election of Directors at the 2015 annual meeting of stockholders, pursuant to Section 141(d) of the DGCL, the Directors (other than the Preferred Stock Directors) shall be divided into two classes, Class I and Class II, with the Directors in Class I having a term expiring at the 2016 annual meeting of stockholders and the Directors in Class II having a term expiring at the 2017 annual meeting of stockholders. The successors of the Directors who, immediately prior to the 2015 annual meeting of stockholders, were members of Class I (and whose terms expire at the 2015 annual meeting of stockholders) shall be elected to Class I; the Directors who, immediately prior to the 2015 annual meeting of stockholders, were members of Class II and whose terms were scheduled to expire at the 2016 annual meeting of stockholders shall become members of Class I; and the Directors who, immediately prior to the 2015 annual meeting of stockholders, were members of Class III and whose terms were scheduled to expire at the 2017 annual meeting of stockholders shall become members of Class II with a term expiring at the 2017 annual meeting of stockholders;~~
~~(iii)   commencing with the election of Directors at the 2016 annual meeting of stockholders, pursuant to Section 141(d) of the DGCL, the Directors (other than the Preferred Stock Directors) shall be members of a single class, Class I, with all Directors of such class having a term expiring at the 2017 annual meeting of stockholders. The successors of the Directors who, immediately prior to the 2016 annual meeting of stockholders, were members of Class I (and whose terms expire at the 2016 annual meeting of stockholders) shall be elected to Class I for a term that expires at the 2017 annual meeting of stockholders, and the Directors who, immediately prior to the 2016 annual meeting of stockholders, were members of Class II and whose terms were scheduled to expire at the 2017 annual meeting of stockholders shall become members of Class I with a term expiring at the 2017 annual meeting of stockholders; and~~
~~(iv)   from and after the election of Directors at the 2017 annual meeting of stockholders, the Board shall cease to be classified as provided in Section 141(d) of the DGCL, and the Directors elected at the 2017 annual meeting of stockholders (and each annual meeting of stockholders thereafter) shall be elected for a term expiring at the next annual meeting of stockholders and may be removed with or without cause.~~

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(c)   Other than with respect to Directors elected by the holders of any series of Preferred Stock pursuant to a Preferred Stock Designation (the “Preferred Stock Directors”))~~Preferred Stock Directors~~, in no case will a decrease in the number of directors shorten the term of any incumbent Director. Each Director ~~shall hold office until the annual meeting of stockholders at which such Director’s term expires and, the foregoing notwithstanding,~~shall serve until his or her successor shall have been duly elected and qualified or until his or her earlier death, resignation or removal.
(d)   Election of Directors need not be by written ballot unless the Bylaws of the Corporation (the “Bylaws”) shall so provide.
Section 5.2.   Removal Of Directors.   Other than with respect to ~~Until the election of directors at the 2017 annual meeting of stockholders, no Director, other than~~ Preferred Stock Directors, Directors ~~shall be removed from office as a Director by vote or other action of the stockholders or otherwise except for cause, and then only~~ may be removed from office with or without cause by the affirmative vote of the holders of a majority of the voting power of all outstanding shares of capital stock of the Corporation generally entitled to vote in the election of Directors, voting together as a single class.
Section 5.3.   Vacancies.   Subject to any requirements of law to the contrary, other than with respect to Preferred Stock Directors, newly created directorships resulting from any increase in the number of Directors and any vacancies on the Board resulting from death, resignation or removal shall only be filled by the affirmative vote of a majority of the remaining Directors then in office, even though less than a quorum of the Board. ~~Until the election of directors at the 2017 annual meeting of stockholders, any Director elected in accordance with the first sentence of this Section 5.3 shall hold office for the remainder of the full term of the class of Directors in which the new directorship was created or the vacancy occurred and until such Director’s successor shall have been elected and qualified or until his or her earlier death, resignation or removal. From and after the 2017 annual meeting of stockholders, a~~Any Director elected in accordance with the first sentence of this Section 5.3 shall hold office until the first meeting of the stockholders held after such Director’s appointment for the purpose of electing directors and until such Director’s successor shall have been elected and qualified or until his or her earlier death, resignation or removal.
Section 5.4.   Preferred Stock Directors.    During any period when the holders of any series of Preferred Stock have the right to elect additional directors pursuant to the provisions of a Preferred Stock Designation, then upon commencement and for the duration of the period during which such right continues: (i) the then otherwise total authorized number of Directors of the Corporation shall automatically be increased by such specified number of Directors, and the holders of such Preferred Stock shall be entitled to elect the additional directors so provided for or fixed pursuant to said provisions, and (ii) each such additional Director shall serve until such Director’s successor shall have been duly elected and qualified, or until such Director’s right to hold such office terminates pursuant to said provisions, whichever occurs earlier, subject to his or her earlier death, disqualification, resignation or removal. Except as otherwise provided by the Board in the resolution or resolutions establishing such series, whenever the holders of any series of Preferred Stock having such right to elect additional Directors are divested of such right pursuant to the provisions of such stock, the terms of office of all such additional Directors elected by the holders of such stock, or elected to fill any vacancies resulting from the death, resignation, disqualification or removal of such additional Directors, shall forthwith terminate and the total authorized number of Directors of the Corporation shall automatically be reduced accordingly.
ARTICLE VI
BYLAWS
In furtherance and not in limitation of the powers conferred by statute, the Bylaws may be altered, amended or repealed and new Bylaws may be adopted by the Board.
ARTICLE VII
AMENDMENT OF CERTIFICATE OF INCORPORATION
Except as otherwise provided in this Certificate of Incorporation or the Bylaws or by applicable law, the Corporation reserves the right at any time and from time to time to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, and any other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed by law; and, except as set forth in Article IX or Article X, all rights, preferences and privileges of whatever nature conferred upon stockholders, Directors, officers or any other person by and pursuant to this Certificate of Incorporation in its present form or as hereafter amended are granted subject to the right reserved in this Article.
ARTICLE VIII
STOCKHOLDER ACTION BY WRITTEN CONSENT
Any action required or permitted to be taken by the stockholders of the Corporation must be taken at a duly held annual or special meeting of stockholders and may not be taken by any consent in writing of such stockholders except as permitted by a Preferred Stock Designation with respect to the rights of a series of Preferred Stock.

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ARTICLE IX
LIMITED LIABILITY OF DIRECTORS
A Director shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a Director, except, if and to the extent required by the DGCL, as amended from time to time, for liability (i) for any breach of the Director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL or (iv) for any transaction from which the Director derived an improper personal benefit. Neither the amendment nor repeal of this Article IX shall eliminate or reduce the effect of this Article IX in respect of any matter occurring, or any cause of action, suit or claim that, but for this Article IX, would accrue or arise, prior to such amendment or repeal.
ARTICLE X
LIMITED LIABILITY OF OFFICERS
An officer shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as an officer, except, if and to the extent required by the DGCL, as amended from time to time, for liability (i) for any breach of the officer’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for any transaction from which the officer- Director derived an improper personal benefit or (iv) in any action by or in the right of the Corporation. Neither the amendment nor repeal of this Article X shall eliminate or reduce the effect of this Article X in respect of any matter occurring, or any cause of action, suit or claim that, but for this Article X, would accrue or arise, prior to such amendment or repeal.

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IN WITNESS WHEREOF, Huntsman Corporation has caused this Second Amended and Restated Certificate of Incorporation to be signed by its Executive Vice President, General Counsel and Secretary this [•] day of [•], 2023.
David M. Stryker
Executive Vice President, General Counsel and
Secretary

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Appendix B
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

The 2023 Proxy Statement includes information on adjusted EBITDA, adjusted EBITDA margin and free cash flow that does not conform to US generally accepted accounting principles (“GAAP”) and are considered non-GAAP measures.
Management uses adjusted EBITDA to measure the operating performance of our business and for planning and evaluating the performance of our business segments. We believe that net income (loss) is the performance measure calculated and presented in accordance with GAAP that is most directly comparable to adjusted EBITDA.
Management internally uses a free cash flow measure: (a) to evaluate our liquidity, (b) evaluate strategic investments, (c) plan stock buyback and dividend levels and (d) evaluate our ability to incur and service debt.
(Dollars in millions)
Twelve Months Ended December 31, 2022
Reconciliation of Net Income to Adjusted EBITDA:

Net Income	$522.5

Net income attributable to noncontrolling interests	(63.0)

Interest expense, net from continuing operations	62.3

Income tax expense from continuing operations	185.8

Income tax expense from discontinued operations	19.2

Depreciation and amortization of continuing operations	280.7

Depreciation and amortization of discontinued operations	12.0

Other Adjustments:

Business acquisition and integration expenses and purchase accounting inventory adjustments	11.7

EBITDA from discontinued operations	(42.7)

Fair value adjustments to Venator investment, net and related loss on disposal	11.9

Certain legal and other settlements and related expenses	6.6

Costs (income) associated with the Albemarle Settlement, net	2.5

Income from transition services arrangements	(1.6)

Certain nonrecurring information technology project implementation costs	5.4

Amortization of pension and postretirement actuarial losses	48.8

Plant incident remediation credits	(3.8)

Restructuring, impairment and plant closing and transition costs	96.2
Adjusted EBITDA	$1,154.5
Revenues	$8,022.8

Margin Information:

Adjusted EBITDA Margin	14.4%

GAAP Net Income Margin	6.5%

B-1	HUNTSMAN 2023 PROXY

HUNTSMAN CORPORATION: PROXY STATEMENT

Twelve Months Ended December 31, 2022
Free Cash Flow:

Operating cash from continuing operations	892.4

Capital expenditures from continuing operations	(272.2)

Free Cash Flow	$620.2

Net cash proceeds from the Albemarle Settlement	(77.5)
Free Cash Flow for compensation determinations	$542.7

B-2	HUNTSMAN 2023 PROXY

HUNTSMAN

Enriching lives through innovation

PROXY SERVICES
C/O COMPUTERSHARE INVESTOR SERVICES
P.O. BOX 505000
LOUISVILLE, KY 40233-5000

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

VOTE BY MAIL
Mark, sign and date this proxy card and return it by April 20, 2023 in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

V00755-P87111

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

HUNTSMAN CORPORATION

1. Election of the following 10 nominees as directors

Nominees:	**For**	**Against**	**Abstain**
1a. Peter R. Huntsman	☐	☐	☐
1b. Cynthia L. Egan	☐	☐	☐
1c. Mary C. Beckerle	☐	☐	☐
1d. Sonia Dulá	☐	☐	☐
1e. Curtis E. Espeland	☐	☐	☐
1f. Daniele Ferrari	☐	☐	☐
1g. Jeanne McGovern	☐	☐	☐
1h. José Antonio Muñoz Barcelo	☐	☐	☐
1i. David B. Sewell	☐	☐	☐
1j. Jan E. Tighe	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:	**For**	**Against**	**Abstain**
2. Advisory vote to approve named executive officer compensation.	☐	☐	☐

The Board of Directors recommends you vote AGAINST the following proposal:	**For**	**Against**	**Abstain**
6. Stockholder proposal regarding stockholder ratification of excessive termination pay.	☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) DateTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLYV00755-P871111b. Cynthia L. Egan1e. Curtis E. Espeland1a. Peter R. Huntsman1d. Sonia DuláNominees:1c. Mary C. Beckerle1f. Daniele Ferrari1g. Jeanne McGovern1j. Jan E. TighePlease sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Jointowners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.1h. José Antonio Muñoz Barcelo1i. David B. SewellThe Board of Directors recommends you vote1 YEAR for the following proposal:5. An amendment to the Huntsman Corporation's Amendedand Restated Certificate of Incorporation.6. Stockholder proposal regarding stockholder ratificationof excessive termination pay.3. Advisory vote on the frequency of advisory voteson executive officer compensation.4. Ratification of the appointment of Deloitte & Touche LLPas Huntsman Corporation's independent registered publicaccounting firm for the year ending December 31, 2023.2. Advisory vote to approve named executive officercompensation.The Board of Directors recommends you vote FOR thefollowing proposals:The Board of Directors recommends you vote FOR thefollowing proposal:The Board of Directors recommends you vote AGAINSTthe following proposal:In their discretion, the proxies are authorized to vote upon suchother business as may properly come before the Annual Meetingor any adjournment or postponement thereof.Please indicate if you plan to attend this virtual meeting.1. Election of the following 10 nominees as directorsFor Against AbstainYes No! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !HUNTSMAN CORPORATIONThe Board of Directors recommends you vote FOR eachof the following nominees:PROXY SERVICESC/O COMPUTERSHARE INVESTOR SERVICESP.O. BOX 505000LOUISVILLE, KY 40233-50001 Year 2 Years 3 Years AbstainFor Against AbstainFor Against AbstainFor Against Abstain! !! ! !! ! !! ! !! ! ! !VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of informationup until 11:59 PM Eastern Time on April 20, 2023. Have this proxy card in hand when youaccess the website and follow the instructions.During
The Meeting - Go to www.virtualshareholdermeeting.com/HUN2023You may attend the meeting via the Internet and vote during the meeting. Have the informationthat is printed in the box marked by the arrow available and follow the instructions. Pleasesee "Part 1. Information About the Meeting" of the Proxy Statement.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 PM Eastern Timeon April 20, 2023. Have this proxy card in hand when you call and follow the instructions.VOTE BY MAILMark, sign and date this proxy card and return it by April 20, 2023 in the postage-paidenvelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,Edgewood, NY 11717.SCAN TOVIEW MATERIALS & VOTE w

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting toBe Held on April 21, 2023:The Notice of Annual Meeting, Proxy Statement and Annual Report to Stockholders for the year ended December 31, 2022 are available at www.proxyvote.com.V00756-P87111HUNTSMAN CORPORATIONAnnual Meeting of StockholdersApril 21, 2023 at 9:00 AM, CDTThis proxy is solicited by the Board of DirectorsThe undersigned stockholder of Huntsman Corporation hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement for the 2023 Annual Meeting of Stockholders and hereby appoints Peter R. Huntsman and David M. Stryker and each of them, acting individually, with full power of substitution in each, as proxies of the undersigned, to represent the undersigned and vote all shares of Huntsman Corporation common stock that the undersigned may be entitled to vote at the Annual Meeting of Stockholdersto be held on April 21, 2023, and at any adjournment or postponement thereof, as indicated on the reverse side.This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder.If no direction is given, this proxy will be voted FOR the nominees set forth in proposal 1, FOR proposal 2, for 1 YEAR on proposal 3, FOR proposal 4 and proposal
5 and AGAINST proposal 6. This proxy also delegates discretionary authority to vote upon such other matters as may properly come before the 2023 Annual Meeting of Stockholders and at any adjournment or postponement thereof.The undersigned stockholder hereby revokes all proxies previously given by the undersigned to vote at the 2023 Annual Meeting of Stockholders or any adjournment or postponement thereof.(Continued and to be signed on reverse side)